          As filed with the Securities and Exchange Commission on April 12, 2011

                                            1933 Act Registration No. 033-70742

                                            1940 Act Registration No. 811-08090
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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-1A

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 / /

                      POST-EFFECTIVE AMENDMENT NO. 102 /X/

                                      and

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 / /

                             AMENDMENT NO. 104 /X/

                   LINCOLN VARIABLE INSURANCE PRODUCTS TRUST
               (Exact Name of Registrant as Specified in Charter)

                  LVIP BlackRock Inflation Protected Bond Fund
                  LVIP Delaware Diversified Floating Rate Fund
                       LVIP J.P. Morgan High Yield Fund

                           1300 South Clinton Street
                           Fort Wayne, Indiana 46801
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, Including Area Code: (260) 455-2000

                            Nicole S. Jones, Esquire
                  The Lincoln National Life Insurance Company
                           1300 South Clinton Street
                              Post Office Box 1110
                              Fort Wayne, IN 46801
                    (Name and Address of Agent for Service)

                        Copies of all communications to:

                         Robert A. Robertson, Esquire
                                  Dechert, LLP
                          2010 Main Street, Suite 500
                               Irvine, CA 92614

                          Fiscal Year-end: December 31

It is proposed that this filing will become effective:

/ /  immediately upon filing pursuant to paragraph (b)

/X/  on May 1, 2011, pursuant to paragraph (b)

/ /  60 days after filing pursuant to paragraph (a)(1)

/ /  on _______________ pursuant to paragraph (a)(1)

/ /  75 days after filing pursuant to paragraph (a)(2)

/ /  on _______________ pursuant to paragraph (a)(2) of Rule 485.

                    If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Lincoln Variable Insurance Products Trust LVIP BlackRock Inflation Protected Bond Fund Standard and Service Class 1300 South Clinton Street
Fort Wayne, Indiana 46802 Prospectus May 1, 2011 The fund is a series of the Lincoln Variable Insurance Products Trust (referred to as “fund”). Shares of the fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the fund directly. This prospectus discusses the information about the fund that you should know before choosing to invest your contract assets in the fund.
As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

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LVIP BlackRock Inflation Protected Bond Fund (Standard and Service Class) Investment Objective The investment objective of the LVIP BlackRock Inflation Protected Bond Fund is to seek to maximize real return, consistent with preservation of real capital and prudent investment management. Fees and Expenses This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher.
	Standard Class	Service Class
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	N/A	N/A
Maximum Deferred Sales Charge (Load)	N/A	N/A
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	N/A	N/A
Redemption Fee	N/A	N/A
Exchange Fee	N/A	N/A
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.45%	0.45%
Distribution and/or Service (12b-1) fees	None	0.25%
Other Expenses	0.10%	0.10%
Acquired Fund Fees and Expenses (AFFE)	0.02%	0.02%
Total Annual Fund Operating Expenses (including AFFE)[1]	0.57%	0.82%
[1]	The Total Annual Fund Operating Expenses do not correlate to the ratio of expense to t he average daily net assets appearing in the Financial Highlights table which reflects only the operating expenses of the fund and does not include Acquired Fund Fees and Expenses.

LVIP BlackRock Inflation Protected Bond Fund	1

ExampleThis example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund’s shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.
	1 year	3 years	5 years	10 years
Standard Class	$58	$183	$318	$714
Service Class	$84	$262	$455	$1,014
Portfolio Turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. From May 3, 2010 to December 31, 2009, the fund’s portfolio turnover rate was 359% of the average value of its portfolio. Principal Investment Strategies Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in inflation-indexed bonds (or securities with similar economic characteristics) of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and U.S. and non-U.S. corporations. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The value of the bond’s principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. The fund maintains an average portfolio duration (a measure of interest rate sensitivity) that is within 20% of the average portfolio duration of the fund’s benchmark, the Barclays U.S. TIPS Index. The fund may also invest up to 20% of its assets in securities denominated in foreign currencies, and may invest without limit in U.S. dollar denominated securities of non-U.S. issuers. The fund also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The fund may buy or sell options or futures, or enter into total return or interest rate swaps, or foreign currency transactions (collectively, known as derivatives). The fund uses derivatives as a substitute for taking a position in the underlying asset, as part of a strategy to reduce exposure to other risks, to satisfy diversification requirements or to enhance returns. This derivative strategy will result in active trading, which will increase fund expenses. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls). The fund may hold cash or cash equivalents in order to shorten the duration of the portfolio or to otherwise implement the fund’s investment strategy or for temporary defensive purposes. Principal Risks
  Market Risk: Prices of securities held by the fund may fall. As a result, your investment may decline in value and you could lose money.
  Interest Rate Risk: The value of debt obligations will typically fluctuate with interest rate changes. These fluctuations can be greater for debt obligations with longer maturities. When interest rates rise, debt obligations will generally decline in value and you could lose money as a result. Periods of declining or low interest rates may negatively impact the fund’s yield.
  Credit Risk: Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A decrease in an issuer’s credit rating may cause a decline in the value of the debt obligations held.
  Mortgage-Backed Securities Risk: The value of the mortgage-backed securities (commercial and residential) may fluctuate significantly in response to changes in interest rates. In periods of falling interest rates, underlying mortgages may be paid early, lowering the potential total return, and, during periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline.
  Foreign Securities Risk: Foreign currency fluctuations and economic or financial instability could cause the value of the fund’s foreign investments to fluctuate. Investing in foreign securities involves the risk of loss from foreign government or political actions. Investing in foreign securities also involves risks resulting from the reduced availability of public information. Foreign investments may be less liquid and their prices more volatile than comparable investments in securities of U.S. issuers.

2	LVIP BlackRock Inflation Protected Bond Fund

  Inflation Indexed Bond Risk: If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward and the interest payable will be reduced. The adjusted principal value of an inflation-related bond repaid at maturity may be less than the original principal. If nominal interest rates increase at a faster rate than inflation, the value of inflation-indexed bonds may decrease. Inflation-indexed securities may not be protected from short-term increases in inflation.
  Futures Risk: A futures contract is considered a derivative because it derives its value from the price of the underlying security and financial index. Futures contracts may be illiquid. In addition, there may be imperfect correlation between the price of the futures contracts and the price of the underlying securities. Losses on futures contracts may exceed the amount invested.
  Derivatives Risk: The performance of derivatives depends largely on the performance of an underlying currency, security or index, and there may be imperfect correlation between the value of the derivative and the instrument. The fund’s use of derivatives involves risks different from, or possibly greater than the risks associated with investing directly in securities. Prices of derivatives may move in unexpected ways, especially in unusual market conditions. Some derivatives are particularly sensitive to changes in interest rates. Other risks arise from the potential inability to terminate or sell derivative positions. Further, derivatives could result in loss if the counterparty to the transaction does not perform as promised. Derivatives may involve a small initial investment relative to the risk assumed. The fund may lose more than the principal amount invested in derivatives.
  Derivative Currency Transactions Risk: The exposure to changes in currency exchange rates could result in losses if currencies do not perform as anticipated. While derivative currency transactions may reduce exposure to currency risks, they may also reduce the ability to benefit from favorable changes in currency exchange rates.
  Non-Diversification Risk: The fund is non-diversified, and, as a result may invest a greater portion of its assets in a particular issuer than a diversified fund. Therefore, the fund’s value may decrease because of a single investment or a small number of investments.
  Active Trading Risk: Active trading (“high portfolio turnover”) generally results in correspondingly greater expenses to the fund. High portfolio turnover can on some occasions result in significant tax consequences to investors.
  Liquidity Risk: The fund may invest up to 15% of net assets in illiquid holdings. The fund may have difficulty precisely valuing these holdings and may be unable to sell these holding as the time or price desired.
  Inflation Index Risk: If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities will be reduced.
  Deflation Risk: Deflation risk is the risk that prices throughout the economy will decline over time - the opposite of inflation. If inflation is negative, the principal and income of an inflation-protected bond will decline and could result in losses for a fund.
  Call Risk: Call risk is the risk that a bond issuer will redeem its callable bonds before they mature. Call risk is greater during periods of falling interest rates because the bond issuer can call the debt and reissue the debt at a lower rate. This action may reduce a fund’s income because the fund may have to reinvest the proceeds at lower interest rates.
  When-Issued Securities, Delayed Delivery Securities and Forward Commitments Risks: The fund may purchase or sell securities that it is entitled to receive on a when issued basis. When-issued and delayed delivery securities and forward commitments involve the risk that the security the fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation.
  Fund of Funds Risk: The fund may accept investments from fund of funds. From time to time these fund of funds may change or rebalance their underlying holdings. This could result in large inflows into the fund or large redemptions from the fund, which may increase transaction costs or portfolio turnover for the fund.
Fund Performance The fund commenced operations on May 3, 2010. Once the fund has at least one calendar year of performance, a bar chart and performance table will be included in the prospectus. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If variable contract expenses were included, the returns shown would be lower. Investment Adviser and Sub-AdviserInvestment Adviser: Lincoln Investment Advisors Corporation
Investment Sub-Adviser: BlackRock Financial Management, Inc.
Portfolio Manager(s)	Company Title	Experience w/Fund
Brian Weinstein	Managing Director	Since May 2010
Martin Hegarty	Managing Director	Since July 2010

LVIP BlackRock Inflation Protected Bond Fund	3

Tax InformationThe fund intends to make distributions to shareholders that may be taxed as ordinary income or capital gains. Since all the shares of the fund sold through variable annuity contracts or variable life insurance contracts (variable contracts) are owned directly or indirectly by Lincoln Life, LNY and other unaffiliated insurance companies, this prospectus does not discuss the federal income tax consequence at the contract owner level. For information concerning the federal income tax consequences to owners of variable contracts, see the prospectus for the variable contracts.Payments to Insurance Companies, Broker-Dealers and other Financial Intermediaries Shares of the fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties that are related to the fund (such as the fund’s principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of shares of the fund and related services. These payments may create a conflict of interest and may influence the insurance company to include a fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts which offer fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts which offer fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments.

4	LVIP BlackRock Inflation Protected Bond Fund

Investment Objective and Principal Investment Strategies The investment objective of the LVIP BlackRock Inflation Protected Bond Fund (fund) is to seek to maximize real return, consistent with preservation of real capital and prudent investment management. The fund will be non-diversified as defined in the Investment Company Act of 1940. This objective is non-fundamental and may be changed without shareholder approval. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in inflation-indexed bonds (or securities with similar economic characteristics) of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and U.S. and non-U.S. corporations. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The value of the bond’s principal or interest income paid on the bond is adjusted to track changes in an official inflation measure. The U.S. Treasury uses the Consumer Price Index for Urban Consumers as the inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. The fund maintains an average portfolio duration (a measure of interest rate sensitivity) that is within 20% of the average duration of the fund’s benchmark, the Barclay’s U.S. TIPS Index. The fund may also invest up to 20% of its assets in securities denominated in foreign currencies, and may invest without limit in U.S. dollar denominated securities of non-U.S. issuers. The fund also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The fund may buy or sell options or futures, or enter into total return or interest rate swaps, or foreign currency transactions (collectively, known as derivatives). Interest rate swaps may be used by a fund to shift investment exposure from one type of payment obligation to another. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a “notional principal amount” in return for payments equal to a fixed rate times the same notional amount, for a specified period of time. The fund uses derivatives as a substitute for taking a position in the underlying asset, as part of a strategy to reduce exposure to other risks, to satisfy diversification requirements or to enhance returns. This derivative strategy will result in active trading, which increase fund expenses. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls). Swap agreements may include interest rate or total return swaps. The fund may either be the buyer or the seller in a swap transaction. Where investing in individual bonds and sectors may not necessarily enable a fund to achieve its target duration or sector weighting, derivative contracts may be used to increase or decrease the fund’s exposure to a particular issuer or sector, or to increase the fund’s duration. Derivative contracts may also be used to manage interest rate risk associated with real estate and fixed income investments or to stay fully invested in stocks when a fund has a significant cash position. Currency derivatives may be used to hedge against the risk that the currency in which a fund’s foreign securities are denominated will decline in value against the U.S. dollar. However, a fund will probably not be able to achieve a perfect hedge because of unavoidable discrepancies between the fund’s foreign currency investments and its currency derivatives. As a result, such fund might perform less well than a fund that does not hedge against foreign currency risk. The fund may hold cash or cash equivalents in order to shorten the duration of the portfolio or to otherwise implement the fund’s investment strategy or for temporary defensive purposes. The fund’s sub-adviser purchases securities for the fund when they are believed to have the potential for above average real return. “Real return” equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure. To a lesser extent, the sub-adviser seeks to enhance returns by anticipating the direction of interest rate movements and selecting investments accordingly. The sub-adviser uses a historical perspective to identify securities and sectors that show below average risk for their return historically, or above average reward for the risk historically. This is a time-tested process that merges the sub-adviser’s technological capabilities with its human capital to identify securities the sub-adviser believes will have the potential for above average return. A security will be sold if, in the opinion of the sub-adviser’s portfolio management team, the risk of continuing to hold the security is unacceptable when compared to its real return potential. Principal RisksPrices of securities held by the fund may fall. As a result, your investment may decline in value and you could lose money. Interest rate risk is the risk that the value of the debt obligations held by the fund and therefore, the value of the fund’s shares held under your contract will fluctuate with changes in interest rates. As a general matter, the value of debt obligations will fluctuate with changes in interest rates. These fluctuations can be greater for debt obligations with longer maturities. When interest rates rise, debt

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obligations decline in value, and when interest rates fall, debt obligations increase in value. Accordingly, during periods of rising interest rates, you could lose money investing in the fund.Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligations credit rating reflects the credit risk associated with that debt obligation. Higher-rated debt obligations involve lower credit risks than lower-rated debt obligations. The value of the debt obligations held by the fund and, therefore, the value of the fund’s shares will fluctuate with the changes in the credit ratings of the debt obligations held. Generally, a decrease in an issuer’s credit rating will cause that issuer’s outstanding debt obligations to fall in value. The issuer may also have increased interest payments, as issuers with lower credit ratings generally have to pay higher interest rates to borrow money. As a result, the issuer’s future earnings and profitability could also be negatively affected. This could further increase the credit risks associated with that debt obligation.Because the fund invests in mortgage-backed securities, the value of the fund’s shares may react more severely to changes in interest rates. In periods of falling interest rates, mortgage-backed securities are subject to the possibility that the underlying mortgages will be paid early (pre-payment risk), lowering the potential total return and, therefore, the value of the mortgage-backed securities. During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk). In either instance, the value of the mortgage-backed securities may fluctuate more widely than the value of investment-grade debt obligations in response to changes in interest rates.Investing in the securities of issuers with significant operations outside the U.S., including foreign governments and their agencies, also involves the risk of loss from foreign government or political actions. These actions might range from changes in tax or trade statutes to governmental collapse and war. For example, a foreign government might impose a heavy tax on a company, withhold the company’s payment of interest or dividends, expropriate the assets of a company, or nationalize it, limit the fund’s ability to convert the local currency on the sale of an investment, or bar the fund’s withdrawal of assets from the country. Investing in foreign issuers also involves risks resulting from the reduced availability of public information concerning issuers and the fact that foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. The value of investments in foreign securities may go down because of unfavorable foreign government actions, or political instability. Also, a decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities denominated in those currencies. Further, the volume of securities transactions affected on foreign markets in most cases remains appreciably below that of the U.S. markets. Accordingly, the fund’s foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. issuers. Each of these risks is more severe for securities of issuers in emerging market countries.Currency management strategies, including cross-hedging, may substantially change the fund’s exposure to currency exchange rates and could result in losses to the fund if currencies do not perform as the sub-adviser expects. In addition, currency management strategies, to the extent that they reduce the fund’s exposure to currency risks, may also reduce the fund’s ability to benefit from favorable changes in currency exchange rates. Currency forwards and cross currency forwards may result in net short currency exposures. There is no assurance that the sub-adviser’s use of currency management strategies will benefit the fund or that they will be, or can be, used at appropriate times. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency and the amount of securities in the portfolio denominated in that currency.The fund’s use of derivative instruments involves risks different from, or possibly greater than the risks associated with investing directly in securities and other traditional investments. Futures, forward contracts, and swaps are considered derivative instruments since their value depends on the value or performance of an underlying asset or reference instrument. Their successful use may depend on the sub-adviser’s ability to predict market movements. The prices of derivative instruments may move in unexpected ways, especially in unusual market conditions. Some derivatives are particularly sensitive to changes in interest rates. Some derivative instruments are “leveraged” and therefore may magnify or otherwise increase investment losses. To mitigate leverage risk, the fund will segregate liquid assets or otherwise cover the transactions. Other risks arise from the potential inability to terminate or sell positions in derivative transactions. A liquid secondary market may not always exist for the fund’s positions in derivative transactions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. These techniques could result in a loss if the counterparty to the transaction does not perform as promised. Swap agreements may include interest rate or total return swaps. Swap agreements are contracts between the fund and, typically, a brokerage firm or other institutional buyer in which the two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular set dollar or currency value of predetermined investments or instruments. If the fund is the buyer of a swap transaction, the fund may lose its investment and recover nothing. If the fund is a seller of a swap transaction, the fund may be exposed to leverage risk and may be required to pay the buyer the full notional value of the contract net of any amounts owed to the buyer. Even a small investment in derivative contracts can have a large impact on a fund’s interest rate sensitivity and securities market exposure. Therefore, using derivatives can disproportionately increase fund losses and reduce opportunities for gains when interest

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rates or securities prices are changing. A fund may not fully benefit from or may lose money on derivatives if the sub-adviser’s expectations in using them prove incorrect or if changes in their value do not correspond accurately to changes in the value of the fund’s other portfolio holdings. Counterparties to “over-the-counter” derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund’s portfolio less liquid and harder to value, especially in declining markets. Since the fund is non-diversified, and as a result may invest a greater portion of its assets in a particular issuer than a diversified fund, the fund’s value may decrease because of a single investment or a smaller number of investments.High portfolio turnover (e.g., 100%) generally results in correspondingly greater expenses to the fund, including increased commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with high portfolio turnover may adversely affect the fund’s performance. The fund may invest up to 15% of net assets illiquid holdings. The fund may have difficulty in precisely valuing these holdings and may be unable to sell these holdings at the time or price desired.Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out accruals as part of a semi-annual coupon.Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return (payment 1.5% semi-annually), and inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole years’ inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently, the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. A fund may also invest in other inflation-related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.The value of inflation -indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates (i.e., non inflation adjusted interest rates) and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.While inflation-indexed securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.Any increase in the principal amount of an inflation-indexed bond will be considered to be taxable ordinary income, even though investors do not receive their principal until maturity.Deflation risk is the risk that prices throughout the economy will decline over time (the opposite of inflation). If inflation is negative, the principal and income of an inflation-protected bond will decline and could result in losses for the fund.Call risk is the risk that, during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce a fund’s income if the proceeds are reinvested at lower interest rates. The fund may purchase or sell securities that it is entitled to receive on a when issued basis. When-issued and delayed delivery securities and forward commitments involve the risk that the security the fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

7

The fund may accept investments from the LVIP Profile Funds, separate investment series of the Trust, each of which operates as a fund of funds. This may create “Fund of Funds Risk” for the fund. From time to time, the LVIP Profile funds may change the allocations or rebalance their underlying holdings, which are mutual funds. If the LVIP Profile Funds increase their holdings of the fund, this action may cause the fund to experience large purchases of shares and large inflows into the fund. Similarly, the LVIP Profile Funds may decrease their holdings in the fund, and this may cause the fund to experience large redemptions. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on the fund’s portfolio management. For example, the fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also increase transaction costs or portfolio turnover. Prior Performance of Comparable AccountsWhen a new fund is added to the Lincoln Variable Insurance Products Trust, such as the LVIP BlackRock Inflation Protected Bond Fund, comparable account presentation is generally shown in the prospectus for two years. Performance of comparable accounts shows you how a substantially similar account (or composite of substantially similar accounts), managed by BlackRock, has performed in the past over a longer period of time. It does not show you how the LVIP BlackRock Inflation Protected Bond Fund has performed or will perform.All composite results are asset weighted and calculated monthly. Quarterly and annual composite performance figures are computed by linking monthly returns. Performance figures for each account are calculated monthly. Monthly market values include income accruals.The following chart does not show you the performance of the LVIP BlackRock Inflation Protected Bond Fund. It shows the historical performance of accounts managed by BlackRock that have investment objectives, policies, and strategies that are substantially similar to those of the LVIP BlackRock Inflation Protected Bond Fund. The BlackRock 817h TIPS Composite includes all fully discretionary, total return fixed income accounts which invest in the full spectrum U.S. inflation-linked bonds. These portfolios have at least $25 million in assets and are actively managed with the goal of outperforming the Barclays U.S. TIPS Index (or similar index). All accounts included in the composite follow a similar investment philosophy. Additionally, the composite portfolios must be used in Insurance Variable Annuity products, are subject to IRS Rule 817h diversification requirements, gain synthetic exposure to the index by utilizing swaps, and abide by the 80% rule whereby an 80% minimum investment in TIPS is maintained at all times. The performance presentation shown below relates to a composite of all accounts managed by BlackRock that have investment objectives, policies, and strategies that are substantially similar to those of the LVIP BlackRock Inflation Protected Bond Fund. Performance information (prior to adjustment for fees and expenses) has been provided by BlackRock and is not within the control and has not been independently verified by Lincoln Life or LIA. The performance of the BlackRock TIPS Composite is intended to show the historical track record of BlackRock and is not intended to imply how the LVIP BlackRock Inflation Protected Bond Fund has performed or will perform. Total returns represent past performance of the composite and not the LVIP BlackRock Inflation Protected Bond Fund. Composite results, however, have been calculated to reflect the deduction of the fees and expenses charged by the LVIP BlackRock Inflation Protected Bond Fund as described in the Fees and Expenses table. Variable insurance, separate account and contract charges are not reflected in the composite returns. If such charges were reflected, the performance shown would be lower.
Standard Class	For periods ended 12/31/10
	1 year	5 years	10 years
BlackRock 817h TIPS Composite[1,2]	6.34%	N/A	N/A
Barclays U.S. TIPS Index[3]	6.31%	N/A	N/A
[1]	The returns (prior to adjustment for fees and expenses) were compiled by BlackRock, Inc. (“BlackRock”). BlackRock prepared and presented the returns in compliance with Global Investment Performance Standards (GIPS®). Results may have been different if the SEC-prescribed method of calculating total return had been used instead of GIPS®. In addition, the accounts in the composite, other than mutual funds, were not subject to the investment limitations, diversification requirements and other restrictions of the Investment Company Act of 1940 or Subchapter M or the Internal Revenue Code of 1986 which, if imposed, could have adversely affected the performance.
[2]	The composite creation date is April 6, 2010. For purposes of compliance with the GIPS®, BlackRock refers to the investment adviser subsidiaries of BlackRock, located globally, with the exception of BlackRock Kelso Capital Advisors, LLC. This definition excludes: i) any accounts managed through “wrap fee” or other separately managed account programs, ii) BlackRock subsidiaries that do not provide investment advisory services, and iii) the Absolute Return Strategies (funds-of-hedge-funds) business unit under the “BlackRock Alternative Advisers” platform.
[3]	Barclays Capital U.S. TIPS Index is an unmanaged index that represents securities that protect against adverse inflation and provide a minimum level of real return. To be included in the index, bonds must have cash flows linked to an inflation index, be sovereign issues denominated in U.S. currency, and have more than one year to maturity, and, as a portion of the index, total a minimum amount outstanding of $100 million U.S. dollars.
Management and OrganizationThe fund’s business and affairs are managed under the direction of their board of trustees. The board of trustees has the power to amend the fund’s bylaws, to declare and pay dividends, and to exercise all the powers of the fund except those granted to the shareholders.

8

Manager of Managers:  The fund employs a “manager of managers” structure. In this regard, the fund has received an exemptive order from the SEC (Release Nos. IC-27512 and 29197) to permit the fund’s investment adviser, without further shareholder approval, to enter into and materially amend the sub-advisory agreement with its sub-adviser upon approval of the Trust’s Board of Trustees. The SEC order is subject to certain conditions. For example, within ninety days of the hiring of any new sub-adviser, shareholders will be furnished with information that would be included in a proxy statement regarding the new sub-adviser. Moreover, the fund’s adviser will not enter into a sub-advisory agreement with any affiliated sub-adviser without shareholder approval. The adviser has ultimate responsibility (subject to Board oversight) to oversee the sub-adviser and to recommend their hiring, termination, and replacement.Investment Adviser and Sub-Adviser:  Lincoln Investment Advisors Corporation (LIA) is the investment adviser to the fund. LIA is a registered investment adviser and wholly-owned subsidiary of Lincoln National Corporation (LNC). LIA’s address is One Granite Place, Concord, NH 03301. LIA (or its predecessors) has served as an investment adviser to mutual funds for over 20 years. LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides, on a national basis, insurance and financial services. The fund uses a sub-adviser who is responsible for the day-to-day management of the fund’s securities investments. The fund’s sub-adviser is paid out of the fees paid to the adviser. The fund’s investment adviser (with the effective advisory fee rate for the most recently completed fiscal year), sub-adviser and portfolio manager are shown below. The fund’s SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager(s), and the portfolio manager’s ownership of securities in the fund.
Adviser	LIA (aggregate advisory fee paid to LIA for fiscal year ended December 31, 2010 was 0.45% of the fund’s average net assets).
Sub-Adviser	BlackRock Financial Management, Inc. (“BlackRock”), 55 E. 52nd Street, New York, NY 10055. BlackRock is an affiliate of BlackRock Advisors, LLC, a wholly owned indirect subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States with approximately $3.56 trillion in assets under management as of December 31, 2010. BlackRock, Inc. is an affiliate of PNC Financial Services Group, Inc. BlackRock has been an investment advisor since 1994.
Portfolio Manager(s)	Brian Weinstein and Martin Hegarty are responsible for the day-to-day management of the fund. At BlackRock, Mr. Weinstein has been a Managing Director since 2007 and Co-Portfolio Manager since 2005. At BlackRock Advisors, LLC, Mr Weinstein was a member of the Portfolio Analytics Group from 2000-2002. Mr. Hegarty has been a Managing Director at BlackRock since 2010 and Co-Head of Global Inflation-Linked Portfolios since 2010. Previously Mr. Hegarty served with Bank of America Merrill Lynch as Vice President from 2003-2005 and as Director from 2005-2009.
The fund may have a name, investment objective and investment policy that is very similar to certain publicly available mutual funds  that are managed by the same sub-adviser. The fund will not have the same performance as those publicly available mutual funds. Different performance will result from many factors, including, but not limited to, different cash flows into and out of the fund, different fees, and different asset levels. A discussion regarding the basis for the Trust’s Board of Trustees approving the investment advisory and sub-advisory contracts for the fund is available in the annual report to shareholders for the period ended December 31, 2010, or the semi-annual report to shareholders for the period ended June 30, 2010. Pricing of Fund SharesThe fund determines its net asset value per share (NAV) as of close of regular trading (normally 4:00 p.m., New York time) on the New York Stock Exchange (NYSE) on each day the NYSE is open for trading. The fund determines its NAV by:
  adding the values of all securities investments and other assets;
  subtracting liabilities (including dividends payable); and
  dividing by the number of shares outstanding.
The fund’s securities may be traded in other markets on days when the NYSE is closed. Therefore, the fund’s NAV may fluctuate on days when you do not have access to the fund to purchase or redeem shares.The fund typically values its securities investments as follows:
  equity securities (including ETFs), at their last sale prices on national securities exchanges or over-the-counter, or, in the absence of recorded sales, at the mean between the bid and asked prices on exchanges or over-the-counter; and
  U.S. Government and Agency securities, at the mean between the bid and asked prices, and other debt securities, at the price established by an independent pricing service.

9

In certain circumstances, the fund may value its portfolio securities at fair value as estimated in good faith under procedures established by the fund’s board of trustees. When the fund uses fair value pricing, it may take into account any factors it deems appropriate. The price of securities used by the fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments, and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.The fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the fund values its securities, normally at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, the fund may frequently value many foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.Purchase and Sale of Fund SharesThe fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life), Lincoln Life & Annuity Company of New York (LNY), and other unaffiliated insurance companies. The insurance companies hold the fund shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts.The fund sells and redeems its shares, without charge, at their NAV next determined after the fund or its agent receives a purchase or redemption request. The value of shares redeemed may be more or less than original cost.The fund normally pays for shares redeemed within seven days after the fund receives the redemption request. However, a fund may suspend redemption or postpone payment for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that a fund’s disposal of investment securities, or determination of net asset value is not reasonably practicable; or (d) the SEC permits, by order, for the protection of fund shareholders.LIA and its affiliates, including Lincoln Financial Distributors, Inc. (“LFD”) and/or the fund’s sub-adviser, may pay additional compensation (at their own expense and not as an expense of the fund) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of fund shares or insurance products that contain the fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully any disclosure provided by such intermediary as to compensation it receives in connection with investment products it recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the net asset value or the price of the fund’s shares, as such payments are not made from fund assets.For more information, please see the Statement of Additional Information.Market TimingFrequent, large, or short-term transfers among the funds, such as those associated with “market timing” transactions, may adversely affect the funds and their investment returns. Such transfers may dilute the value of fund shares, interfere with the efficient management of the fund’s portfolio, and increase brokerage and administrative costs of the funds. As a result, the funds discourage such trading activity. The risks of frequent trading are more pronounced for funds investing a substantial percentage of assets in overseas markets. This is due to the time differential in pricing between U.S. and overseas markets, which market timers attempt to use to their advantage. As an effort to protect our fund investors and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures that have been approved by the fund’s board of trustees (the “Market Timing Procedures”). The fund reserves the right to reject or restrict any purchase order (including exchanges) from any investor. The fund will exercise this right if, among other things, an investor’s trading, in the judgment of the fund, has been or may be disruptive to any fund. In making this judgment, a fund may consider trading done in multiple accounts under common ownership or control. The fund has entered into an agreement with each insurance company that holds fund shares to help detect and prevent market timing in the fund’s shares. The agreement generally requires such insurance company to (i) provide, upon request by the fund, certain identifying and account information regarding contract owners who invest in fund shares through the omnibus account; and (ii)

10

execute instructions from the fund to restrict further purchases or exchanges of fund shares by a contract owner who the fund has identified as a market timer.The fund may rely on frequent trading policies established by insurance companies that hold shares of the fund in separate accounts to support the insurance contracts. In the event the fund detects potential market timing, the fund will contact the applicable insurance company. In addition to any action taken by the applicable insurance company in response to such market timing activity, the fund may request that the insurance company take additional action, if appropriate, based on the particular circumstances. Fund investors seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect and deter such transfer activity may be limited by operational systems and technological limitations. The identification of fund investors determined to be engaged in such transfer activity that may adversely affect other fund investors involves judgments that are inherently subjective. As a result of these noted limitations, there is no guarantee that the fund will be able to identify possible market timing activity or that market timing will not occur in the fund. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the fund. This may result in lower long-term returns for your investments. In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). We also reserve the right to implement and administer redemption fees imposed by the fund in the future.Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.Portfolio Holdings DisclosureA description of the fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities is available in the fund’s Statement of Additional Information.Share Classes and Distribution Arrangements Each fund offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee, which has been adopted pursuant to a distribution and service plan (the Plan). The Trust offers shares to insurance companies for allocation to certain of their variable contracts. The Trust pays the Trust’s principal underwriter, Lincoln Financial Distributors, Inc. (LFD), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Trust’s board of trustees up to the maximum allowed by the Plan, without shareholder approval, in accordance with the terms of the Plan. These fees are paid out of the assets of the Service Class on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges. Distribution Policy and Federal Income Tax Considerations The fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, which requires annual distributions of net investment income and net capital gains to shareholders. Distributions may not be paid in the year income or gains are earned by the fund. The fund may distribute net realized capital gains only once a year. Dividends and capital gain distributions will be automatically reinvested in additional fund shares of the same class of the fund at no charge. Since all the shares of the fund sold through variable annuity contracts or variable life insurance contracts (variable contracts) are owned directly or indirectly by Lincoln Life, LNY and other unaffiliated insurance companies, this prospectus does not discuss the federal income tax consequence at the contract owner level. For information concerning the federal income tax consequences to owners of variable contracts, see the prospectus for the variable contracts.

11

Financial Highlights The financial highlights table is intended to help you understand the financial performance of the fund’s Standard and Service Class shares since their inception. Certain information reflects financial results for a single fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and payment of fees by the manager, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. This information has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with the fund’s financial statements, is included in the annual report, which is available upon request.
LVIP BlackRock Inflation Protected Bond Fund Standard Class
Year Ended
5/3/10[1] to 12/31/10
Net asset value, beginning of period	$10.000
Income from investment operations:
Net investment income[2]	0.080
Net realized and unrealized gain on investments and foreign currencies	0.156
Total from investment operations	0.236
Less dividends and distributions from:
Net investment income	(0.105)
Total dividends and distributions	(0.105)
Net asset value, end of period	$10.131
Total return[3]	2.35%
Ratios and supplemental data:
Net assets, end of period (000’s omitted)	$148,262
Ratio of expenses to average net assets	0.55%
Ratio of net investment income to average net assets	1.18%
Portfolio turnover	359%
[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

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LVIP BlackRock Inflation Protected Bond Fund Service Class
Year Ended
5/3/10[1] to 12/31/10
Net asset value, beginning of period	$10.000
Income from investment operations:
Net investment income[2]	0.063
Net realized and unrealized gain on investments and foreign currencies	0.155
Total from investment operations	0.218
Less dividends and distributions from:
Net investment income	(0.089)
Total dividends and distributions	(0.089)
Net asset value, end of period	$10.129
Total return[3]	2.18%
Ratios and supplemental data:
Net assets, end of period (000’s omitted)	$15,303
Ratio of expenses to average net assets	0.80%
Ratio of net investment income to average net assets	0.93%
Portfolio turnover	359%
[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

13

General Information The use of the fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The fund’s board of trustees will monitor for any material conflicts and determine what action, if any, the fund or a variable account should take.
 A conflict could arise that requires a variable account to redeem a substantial amount of assets from the fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the fund. Also, the fund could determine that it has become so large that its size materially impairs investment performance. The fund would then examine its options. You can find additional information in the fund’s statement of additional information (SAI), which is on file with the SEC. The fund incorporates its SAI, dated May 1, 2011, into its prospectus. The fund will provide a free copy of its SAI upon request. You can find further information about the fund’s investments in the fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year. The fund will provide a free copy of its annual and semi-annual report upon request, when available. The Trust will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Trust’s independent auditors. For an SAI, annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). Also call this number to request other information about the fund, or to make inquiries. The Trust does not maintain an internet website.You can review and copy information about the fund (including the SAI) at the SEC’s public reference room in Washington, D.C. You can get information on the operation of the public reference room by calling the SEC at 1-202-551-8090. You can also get reports and other information about the fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by writing the SEC Public Reference Section, Washington, D.C. 20549-0102, or by electronic request at the following e-mail address: publicinfo@sec.gov.SEC File No: 811-08090

Lincoln Variable Insurance Products Trust LVIP Delaware Diversified Floating Rate Fund Standard and Service Class 1300 South Clinton Street
Fort Wayne, Indiana 46802 Prospectus May 1, 2011 The fund is a series of the Lincoln Variable Insurance Products Trust (referred to as “fund”). Shares of the fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the fund directly. This prospectus discusses the information about the fund that you should know before choosing to invest your contract assets in the fund.
As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

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LVIP Delaware Diversified Floating Rate Fund (Standard and Service Class) Investment Objective The investment objective of the LVIP Delaware Diversified Floating Rate Fund is to seek total return. Fees and Expenses This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher.
	Standard Class	Service Class
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	N/A	N/A
Maximum Deferred Sales Charge (Load)	N/A	N/A
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	N/A	N/A
Redemption Fee	N/A	N/A
Exchange Fee	N/A	N/A
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.60%	0.60%
Distribution and/or Service (12b-1) fees	None	0.25%
Other Expenses	0.18%	0.18%
Total Annual Fund Operating Expenses	0.78%	1.03%

LVIP Delaware Diversified Floating Rate Fund	1

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund’s shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.
	1 year	3 years	5 years	10 years
Standard Class	$80	$249	$433	$966
Service Class	$105	$328	$569	$1,259
Portfolio Turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. From May 3, 2010 to December 31, 2010, the fund’s portfolio turnover rate was 40% of the average value of its portfolio. Principal Investment Strategies Under normal circumstances, the fund will invest at least 80% of its net assets in floating rate securities, including but not limited to, investment grade corporate bonds, bank loans, high yield bonds, nonagency mortgage-backed securities, asset-backed securities, securities issued or guaranteed by the U.S. government, municipal bonds, securities of foreign issuers in both developed and emerging markets, and may include derivative instruments that attempt to achieve a floating rate of income for the fund when they are combined with a group of fixed rate securities. The instruments listed in the preceding paragraph may be variable and floating-rate fixed income securities that generally pay interest at rates that adjust whenever a specified interest rate changes and/or reset on predetermined dates (such as the last day of a month or calendar quarter). Derivative instruments may be utilized to effectively convert the fixed rate of interest payments from a group of certain fund portfolio securities into floating rate interest payments. The average portfolio duration (i.e., the sensitivity to general changes in interest rates) of this fund will generally not exceed one year.Up to 50% of the fund’s total assets may be allocated to below-investment-grade securities (“junk bonds”). Investments in emerging markets will, in the aggregate, be limited to no more than 15% of the fund’s total assets. Non-U.S.-dollar-denominated securities will be limited to no more than 50% of net assets, but total non-U.S.-dollar currency exposure will be limited, in the aggregate, to no more than 25% of net assets. The fund may also invest up to 50% of its total assets in a wide range of derivative instruments, including options, futures contracts, options on futures contracts, and swaps. Derivatives may be used for hedging or non-hedging purposes, such as to enhance total return or to gain exposure to certain securities or markets. In addition, the fund may hold a portion of its assets in cash or cash equivalents.As a part of its risk management, the fund has an overall minimum weighted average Moody’s credit rating of A3 or above . This minimum credit rating ensures that the portfolio on average will remain investment grade even though the fund may invest in individual securities rated below investment grade that present a higher level of risk. Principal Risks All mutual funds carry a certain amount of risk. Accordingly, loss of money is a risk of investing in the fund. Here are specific principal risks of investing in the fund:
  Market Risk: Prices of securities held by the fund may fall. As a result, your investment may decline in value and you could lose money.
  Interest Rate Risk: The value of debt obligations will typically fluctuate with interest rate changes. These fluctuations can be greater for debt obligations with longer maturities. When interest rates rise, debt obligations will generally decline in value and you could lose money as a result. Periods of declining or low interest rates may negatively impact the fund’s yield.
  Credit Risk: Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A decrease in an issuer’s credit rating may cause a decline in the value of the debt obligations held.
  Below Investment Grade Bonds: Investing in below investment grade bonds, including high yield bonds (“junk bonds”), entails greater risk of principal loss than the risk involved in investment grade bonds. These bonds are often considered speculative and involve significantly higher credit risk. The value of these bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates. A liquid security market may not always exist for the fund’s positions in below investment grade bonds.

2	LVIP Delaware Diversified Floating Rate Fund

  Mortgage-Backed Securities Risk: The value of the mortgage-backed securities (commercial and residential) may fluctuate significantly in response to changes in interest rates. In periods of falling interest rates, underlying mortgages may be paid early, lowering the potential total return, and, during periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline.
  Foreign Securities Risk: Foreign currency fluctuations and economic or financial instability could cause the value of the fund’s foreign investments to fluctuate. Investing in foreign securities involves the risk of loss from foreign government or political actions. Investing in foreign securities also involves risks resulting from the reduced availability of public information. Foreign investments may be less liquid and their prices more volatile than comparable investments in securities of U.S. issuers.
  Emerging Markets Risk: Risk of loss is typically higher for issuers in emerging markets. Emerging market countries may have especially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Investments located in emerging markets tend to be less liquid, have more volatile prices and have significant potential for loss.
  Futures Risk: A futures contract is considered a derivative because it derives its value from the price of the underlying security and financial index. Futures contracts may be illiquid. In addition, there may be imperfect correlation between the price of the futures contracts and the price of the underlying securities. Losses on futures contracts may exceed the amount invested.
  Derivatives Risk: The performance of derivatives depends largely on the performance of an underlying currency, security or index, and there may be imperfect correlation between the value of the derivative and the instrument. The fund’s use of derivatives involves risks different from, or possibly greater than the risks associated with investing directly in securities. Prices of derivatives may move in unexpected ways, especially in unusual market conditions. Some derivatives are particularly sensitive to changes in interest rates. Other risks arise from the potential inability to terminate or sell derivative positions. Further, derivatives could result in loss if the counterparty to the transaction does not perform as promised. Derivatives may involve a small initial investment relative to the risk assumed. The fund may lose more than the principal amount invested in derivatives.
  Derivative Currency Transactions Risk: The exposure to changes in currency exchange rates could result in losses if currencies do not perform as anticipated. While derivative currency transactions may reduce exposure to currency risks, they may also reduce the ability to benefit from favorable changes in currency exchange rates.
  Liquidity Risk: The fund may invest up to 15% of net assets in illiquid holdings. The fund may have difficulty precisely valuing these holdings and may be unable to sell these holding as the time or price desired.
  Loan Risk: Bank loans (i.e. loan assignments and participations), like other high yield corporate debt obligations, have a higher risk of default and may be less liquid and/or become illiquid.
  Active Trading Risk: Active trading (“high portfolio turnover”) generally results in correspondingly greater expenses to the fund. High portfolio turnover can on some occasions result in significant tax consequences to investors.
  Fund of Funds Risk: The fund may accept investments from fund of funds. From time to time these fund of funds may change or rebalance their underlying holdings. This could result in large inflows into the fund or large redemptions from the fund, which may increase transaction costs or portfolio turnover for the fund.
Fund Performance The fund commenced operations on May 3, 2010. Once the fund has at least one calendar year of performance, a bar chart and performance table will be included in the prospectus. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If variable contract expenses were included, the returns shown would be lower. Investment Adviser and Sub-AdviserInvestment Adviser: Lincoln Investment Advisors Corporation
Investment Sub-Adviser: Delaware Management Company
Portfolio Manager(s)	Company Title	Experience w/Fund
Paul Grillo	Senior Vice President, Co-Chief Investment Officer – Total Return Fixed Income Strategy	Since May 2010
Roger A. Early	Senior Vice President, Co-Chief Investment Officer – Total Return Fixed Income Strategy	Since May 2010
Kevin P. Loome	Senior Vice President, Senior Portfolio Manager, Head of High Yield Investments	Since May 2010
J. David Hillmeyer	Vice President, Portfolio Manager and Trader	Since May 2010

LVIP Delaware Diversified Floating Rate Fund	3

Tax InformationThe fund intends to make distributions to shareholders that may be taxed as ordinary income or capital gains. Since all the shares of the fund sold through variable annuity contracts or variable life insurance contracts (variable contracts) are owned directly or indirectly by Lincoln Life, LNY and other unaffiliated insurance companies, this prospectus does not discuss the federal income tax consequence at the contract owner level. For information concerning the federal income tax consequences to owners of variable contracts, see the prospectus for the variable contracts.Payments to Insurance Companies, Broker-Dealers and other Financial Intermediaries Shares of the fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties that are related to the fund (such as the fund’s principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of shares of the fund and related services. These payments may create a conflict of interest and may influence the insurance company to include a fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts which offer fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts which offer fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments.

4	LVIP Delaware Diversified Floating Rate Fund

Investment Objective and Principal Investment Strategies The investment objective of the LVIP Delaware Diversified Floating Rate Fund is to seek total return. This objective is non-fundamental and may be changed without shareholder approval. Economic and market conditions are analyzed to identify the securities or market sectors believed to offer the greatest potential for total return. Securities in which the fund may invest include, but are not limited to, the following:
  Investment grade and below investment-grade corporate bonds;
  Loan participations (also known as bank loans);
  Securities of foreign issuers in both developed and emerging markets, denominated in foreign currencies and U.S. dollars;
  Nonagency mortgage-backed securities, asset-backed securities, commercial mortgage-backed securities (CMBS), collateralized mortgage obligations (CMOs), and real estate mortgage investment conduits (REMICs);
  Securities issued or guaranteed by the U.S. government, such as U.S. Treasurys;
  Securities issued by U.S. government agencies or instrumentalities, such as securities of the Government National Mortgage Association (GNMA);
  U.S. municipal securities;
  Various types of structured product securities; and
  Short-term investments, cash and cash equivalents.
Under normal circumstances, the fund will invest at least 80% of its net assets in floating rate securities, including but not limited to the securities listed above, and may include derivative instruments that attempt to achieve a floating rate of income for the fund when they are combined with a group of fixed rate securities. The instruments listed in the preceding paragraph may be variable and floating rate fixed income securities that generally pay interest at rates that adjust whenever a specified interest rate changes and/or reset on predetermined dates (such as the last day of a month or calendar quarter). The average portfolio duration of this fund will generally not exceed one year. The instruments listed in the preceding paragraph may be variable and floating-rate fixed income securities that generally pay interest at rates that adjust whenever a specified interest rate changes and/or reset on predetermined dates (such as the last day of a month or calendar quarter). Derivative instruments may be utilized to effectively convert the fixed rate of interest payments from a group of certain fund portfolio securities into floating rate interest payments. The average portfolio duration (i.e., the sensitivity to general changes in interest rates) of this fund will generally not exceed one year.As a part of its risk management, the fund has an overall minimum weighted average Moody’s credit rating of A3 or above. This minimum credit rating ensures that the portfolio on average will remain investment grade even though the fund may invest in individual securities rated below investment grade that present a higher level of risk. Before securities are selected for the fund, the sub-advisor carefully evaluates each individual security, including its income potential and the size of bond issuance. A well-diversified portfolio of securities is maintained that represents many different asset classes, sectors, industries and global markets. Through diversification, the sub-advisor seeks to reduce the impact that any individual security might have on the portfolio should the issuer have difficulty making payments. The investment grade corporate debt obligations in which the fund may invest include, but are not limited to, bonds, notes, units consisting of bonds with stock or warrants to buy stock attached, debentures and convertible debentures, and commercial paper of U.S. companies. The fund may also invest up to 50% of its total assets in below-investment grade securities. The fund will invest in both rated and unrated bonds.The fund may also invest in loan participations. These types of securities are also commonly known as bank loans. Bank loans are an interest in a loan or other direct indebtedness, such as an assignment, that entitles the acquirer of such interest to payments of interest, principal, and/or other amounts due under the structure of the loan or other direct indebtedness.The fund may also invest in non-U.S. securities, including up to 15% of its total assets in securities of issuers located in emerging markets. These fixed income securities may include foreign government securities, debt obligations of foreign companies, and securities issued by supranational entities. The fund may invest in securities issued in any currency and may hold non-U.S. currencies. The fund’s non-U.S. dollar denominated securities will be limited to no more than 50% of net assets. The Fund’s total non-U.S. dollar currency exposure will be limited in the aggregate, to no more than 25% of net assets. The fund may also invest in mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or by government sponsored corporations. Other mortgage-backed securities in which the fund may invest are issued by certain private, nongovernment entities. The fund may invest in debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities. The fund may also invest in municipal debt obligations that are issued by state and local governments.

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The fund may also invest up to 50% of its total assets in a wide range of derivative instruments, including options, futures contracts, options on futures contracts and swaps (including interest rate swaps, index swaps and credit default swaps). Derivatives may be used for hedging or non-hedging purposes, such as to enhance total return or to gain exposure to certain securities or markets. Derivative instruments may be utilized to effective convert the fixed rate interest payments from a group of certain portfolio securities into floating rate interest payments. The primary use of derivatives will be to swap fixed rate coupons for floating rate, which is effectively a hedge against rising interest rates. Credit default swaps may be used to gain credit exposure or as a hedge for existing holdings. The fund may use currency forwards for fundamental or hedging purposes. The fund may either be the buyer or the seller in a swap transaction. Futures contracts are agreements for the purchase or sale of a security or a group of securities at a specified price, on a specified date. Unlike purchasing an option, a futures contract must be executed unless it is sold before the settlement date. Options represent a right to buy or sell a swap agreement or a security or a group of securities at an agreed upon price at a future date. The purchaser of an option may or may not choose to go through with the transaction. The seller of an option, however, must go through with the transaction if its purchaser exercises the option. Certain options and futures may be considered derivatives securities. At times when adverse conditions are anticipated, the sub-adviser may want to protect gains on swap agreements or securities without actually selling them. Options or futures might be used to neutralize the effect of any price declines, without selling a swap agreement or security, or as a hedge against changes in interest rates. An option contract may also be sold (often referred to as “writing” an option) to earn additional income for the fund. In an interest rate swap, a fund receives payments from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with a fund receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. In an index swap, a fund receives gains or incurs losses based on the total return of a specified index, in exchange for making interest payments to another party. An index swap can also work in reverse with a fund receiving interest payments from another party in exchange for movements in the total return of a specified index. In a credit default swap, a fund may transfer the financial risk of a credit event occurring (a bond default, bankruptcy, or restructuring, for example) on a particular security or basket of securities to another party by paying that party a periodic premium; likewise, a fund may assume the financial risk of a credit event occurring on a particular security or basket of securities in exchange for receiving premium payments from another party. Interest rate swaps, index swaps, and credit default swaps may be considered illiquid. The fund may use interest rate swaps to adjust its sensitivity to interest rates or to hedge against changes in interest rates. Index swaps may be used to gain exposure to markets that the fund invests in, such as the corporate bond market. The fund may also use index swaps as a substitute for futures or options contracts if such contracts are not directly available to the fund on favorable terms. The fund may enter into credit default swaps in order to hedge against a credit event, to enhance total return, or to gain exposure to certain securities or markets. Principal Risks Prices of securities held by the fund may fall. As a result, your investment may decline in value and you could lose money. Interest rate risk is the risk that the value of the debt obligations held by the fund and therefore, the value of the fund’s shares held under your contract will fluctuate with changes in interest rates. As a general matter, the value of debt obligations will fluctuate with changes in interest rates. These fluctuations can be greater for debt obligations with longer maturities. When interest rates rise, debt obligations decline in value, and when interest rates fall, debt obligations increase in value. Accordingly, during periods of rising interest rates, you could lose money investing in the fund.Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligations credit rating reflects the credit risk associated with that debt obligation. Higher-rated debt obligations involve lower credit risks than lower-rated debt obligations. The value of the debt obligations held by the fund and, therefore, the value of the fund’s shares will fluctuate with the changes in the credit ratings of the debt obligations held. Generally, a decrease in an issuer’s credit rating will cause that issuer’s outstanding debt obligations to fall in value. The issuer may also have increased interest payments, as issuers with lower credit ratings generally have to pay higher interest rates to borrow money. As a result, the issuer’s future earnings and profitability could also be negatively affected. This could further increase the credit risks associated with that debt obligation.Investing in “junk” or “high yield” bonds entails greater risk of principal loss than the risk involved in investment grade bonds. For underlying funds allocated to debt obligations that are assigned a lower credit rating, the value of these debt obligations could fall. high yield bonds are often considered speculative and involve significantly higher credit risk. These bonds are also more likely to experience fluctuation in value due to changes in the issuer’s credit rating. The value of these bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates. Because the fund invests in mortgage-backed securities, the value of the fund’s shares may react more severely to changes in interest rates. In periods of falling interest rates, mortgage-backed securities are subject to the possibility that the underlying mortgages will be paid early (pre-payment risk), lowering the potential total return and, therefore, the value of the mortgage-backed securities. During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk). In either instance, the value of

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the mortgage-backed securities may fluctuate more widely than the value of investment-grade debt obligations in response to changes in interest rates.Investing in the securities of issuers with significant operations outside the U.S., including foreign governments and their agencies, also involves the risk of loss from foreign government or political actions. These actions might range from changes in tax or trade statutes to governmental collapse and war. For example, a foreign government might impose a heavy tax on a company, withhold the company’s payment of interest or dividends, expropriate the assets of a company, or nationalize it, limit the fund’s ability to convert the local currency on the sale of an investment, or bar the fund’s withdrawal of assets from the country.Investing in foreign issuers also involves risks resulting from the reduced availability of public information concerning issuers and the fact that foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. The value of investments in foreign securities may go down because of unfavorable foreign government actions, or political instability. Also, a decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities denominated in those currencies. Further, the volume of securities transactions affected on foreign markets in most cases remains appreciably below that of the U.S. markets. Accordingly, the fund’s foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. issuers. Each of these risks is more severe for securities of issuers in emerging market countries.As a general matter, risk of loss is typically higher for issuers in emerging markets. Emerging market countries may have especially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Securities of issuers located in these countries tend to have volatile prices and may offer significant potential for loss as well as gain. A futures contract is considered a derivative because it derives its value from the price of the underlying securities and financial index. Futures contracts may be illiquid. In addition, there may be imperfect correlation between the price of the futures contracts and the price of the underlying securities. Losses on futures contracts may exceed the amount invested, and the use of leverage may increase investment losses. The fund’s use of derivative instruments involves risks different from, or possibly greater than the risks associated with investing directly in securities and other traditional investments. Futures, forward contracts, and swaps are considered derivative instruments since their value depends on the value or performance of an underlying asset or reference instrument. Their successful use may depend on the sub-adviser’s ability to predict market movements. The prices of derivative instruments may move in unexpected ways, especially in unusual market conditions. Some derivatives are particularly sensitive to changes in interest rates. Some derivative instruments are “leveraged” and therefore may magnify or otherwise increase investment losses. To mitigate leverage risk, the fund will segregate liquid assets or otherwise cover the transactions. Other risks arise from the potential inability to terminate or sell positions in derivative transactions. A liquid secondary market may not always exist for the fund’s positions in derivative transactions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. These techniques could result in a loss if the counterparty to the transaction does not perform as promised. Credit default swaps and similar instruments involve greater risk than if the fund had invested in the reference obligation directly, since, in addition to general market risks, they are subject to illiquidity risk, counterparty risk and credit risks. If the fund is the buyer of a swap transaction, the fund may lose its investment and recover nothing. If the fund is a seller of a swap transaction, the fund may be exposed to leverage risk and may be required to pay the buyer the full notional value of the contract net of any amounts owed to the buyer. Currency management strategies, including cross-hedging, may substantially change the fund’s exposure to currency exchange rates and could result in losses to the fund if currencies do not perform as the sub-adviser expects. In addition, currency management strategies, to the extent that they reduce the fund’s exposure to currency risks, may also reduce the fund’s ability to benefit from favorable changes in currency exchange rates. Currency forwards and cross currency forwards may result in net short currency exposures. There is no assurance that the sub-adviser’s use of currency management strategies will benefit the fund or that they will be, or can be, used at appropriate times. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency and the amount of securities in the portfolio denominated in that currency.High portfolio turnover (e.g., 100%) generally results in correspondingly greater expenses to the fund, including increased commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with high portfolio turnover may adversely affect the fund’s performance. The fund may invest up to 15% of net assets illiquid holdings. The fund may have difficulty in precisely valuing these holdings and may be unable to see these holdings at the time or price desired. Loan assignments and participations (like other high yield corporate debt obligations), have a higher risk of default and may be less liquid and/or become illiquid. The fund may accept investments from the LVIP Profile Funds, separate investment series of the Trust, each of which operates as a fund of funds. This may create “Fund of Funds Risk” for the fund. From time to time, the LVIP Profile funds may change the allocations or rebalance their underlying holdings, which are mutual funds. If the LVIP Profile Funds increase their holdings of the fund, this action may cause the fund to experience large purchases of shares and large inflows into the fund. Similarly, the LVIP Profile Funds

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may decrease their holdings in the fund, and this may cause the fund to experience large redemptions. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on the fund’s portfolio management. For example, the fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also increase transaction costs or portfolio turnover. Management and OrganizationThe fund’s business and affairs are managed under the direction of their board of trustees. The board of trustees has the power to amend the fund’s bylaws, to declare and pay dividends, and to exercise all the powers of the fund except those granted to the shareholders.Manager of Managers:  The fund employs a “manager of managers” structure. In this regard, the fund has received an exemptive order from the SEC (Release Nos. IC-27512 and 29197) to permit the fund’s investment adviser, without further shareholder approval, to enter into and materially amend the sub-advisory agreement with its sub-adviser upon approval of the Trust’s Board of Trustees. The SEC order is subject to certain conditions. For example, within ninety days of the hiring of any new sub-adviser, shareholders will be furnished with information that would be included in a proxy statement regarding the new sub-adviser. Moreover, the fund’s adviser will not enter into a sub-advisory agreement with any affiliated sub-adviser without shareholder approval. The adviser has ultimate responsibility (subject to Board oversight) to oversee the sub-adviser and to recommend their hiring, termination, and replacement.Investment Adviser and Sub-Adviser:  Lincoln Investment Advisors Corporation (LIA) is the investment adviser to the fund. LIA is a registered investment adviser and wholly-owned subsidiary of Lincoln National Corporation (LNC). LIA’s address is One Granite Place, Concord, NH 03301. LIA (or its predecessors) has served as an investment adviser to mutual funds for over 20 years. LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides, on a national basis, insurance and financial services. The fund uses a sub-adviser who is responsible for the day-to-day management of the fund’s securities investments. The fund’s sub-adviser is paid out of the fees paid to the adviser. The fund’s investment adviser (with the effective advisory fee rate for the most recently completed fiscal year), sub-adviser and portfolio manager are shown below. The fund’s SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager(s), and the portfolio manager’s ownership of securities in the fund.

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Adviser	LIA (aggregate advisory fee paid to LIA for fiscal year ended December 31, 2010 was 0.60% of the fund’s average net assets).
Sub-Adviser	Delaware Management Company (DMC). DMC and its predecessors have been managing mutual funds since 1938. As of December 31, 2010, DMC and its affiliates were managing in excess of $150 billion in assets in various institutional or separately managed investment company and insurance accounts. DMC is a series of Delaware Management Business Trust (DMBT), a Delaware statutory trust registered with the SEC as an investment adviser. DMBT’s address is 2005 Market Street, Philadelphia, PA 19103. DMBT is an indirect subsidiary of Delaware Management Holdings (DMH). DMH is an indirect subsidiary of Macquarie Group Limited.
Delaware Management Company is not an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and Delaware Management Company’s obligations do not represent deposits or liabilities of Macquarie Bank Limited ABN 46 008 583 542 (MBL). MBL does not guarantee or otherwise provide assurance in respect of the obligations of Delaware Management Company.
Portfolio Manager(s)	Paul Grillo, Roger Early and Kevin Loome, with David Hillmeyer as members of the firm’s taxable fixed income team have primarily responsibility for the day-to-day portfolio management of the fund. Paul Grillo, CFA, is a Senior Vice President and Co-Chief Investment Officer - Total Return Fixed Income Strategy with DMC, is responsible for portfolio construction and strategic asset allocation. He is also a member of the firm’s asset allocation committee, which builds and manages multi-asset class portfolios. Grillo joined DMC in 1992 as a securities analyst, assuming portfolio management responsibilities in the mid-1990’s. He serves as co-lead portfolio manager for the firm’s Diversified Income products. Prior to joining DMC, Grillo served as a mortgage strategist and trader at Dreyfus Corporation. Grillo holds a bachelor’s degree in business management from North Carolina State University and an MBA with a concentration in finance from Pace University. Roger A. Early, CPA, CFA and CFP, is a Senior Vice President and Co-Chief Investment Officer - Total Return Fixed Income for DMC. Early rejoined DMC in March 2007 with primary responsibility for taxable fixed income portfolio construction and strategic asset allocation. During his previous time at the firm from 1994 to 2001, he was a senior portfolio manager in the taxable area, and left DMC as head of its U.S. investment grade fixed income group. In recent years, he was a senior portfolio manager at Chartwell Investment Partners and Rittenhouse Financial and served as the chief investment officer for fixed income at Turner Investments. Early earned his bachelor’s degree in economics from The Wharton School of the University of Pennsylvania and an MBA, with concentration in finance and accounting, from the University of Pittsburgh. Kevin P. Loome, CFA, is a Senior Vice President, Senior Portfolio Manager and Head of High Yield Investments with DMC. Loome is head of the High Yield fixed income team, responsible for portfolio construction and strategic asset allocation of all high yield fixed income assets. Prior to joining DMC in August, 2007, Loome spent 11 years at T. Rowe Price leaving the firm as a portfolio manager. Loome holds a bachelor’s degree in commerce from the University of Virginia and an MBA from the Tuck School of Business at Dartmouth. J. David Hillmeyer, CFA is Vice President, Portfolio Manager and Trader with DMC. Hillmeyer has primary responsibility for portfolio construction and asset allocation of diversified floating rate strategies. In addition, he is responsible for bank loans and is a member of the fixed income trading team. Prior to joining DMC in August 2007, he worked for more than 11 years in various roles at Hartford Investment Management Company. Hillmeyer earned his bachelor’s degree from Colorado State University.
The fund may have a name, investment objective and investment policy that is very similar to certain publicly available mutual funds  that are managed by the same sub-adviser. The fund will not have the same performance as those publicly available mutual funds. Different performance will result from many factors, including, but not limited to, different cash flows into and out of the fund, different fees, and different asset levels. A discussion regarding the basis for the Trust’s Board of Trustees approving the investment advisory and sub-advisory contracts for the fund is available in the annual report to shareholders for the period ended December 31, 2010, or the semi-annual report to shareholders for the period ended June 30, 2010. Pricing of Fund SharesThe fund determines its net asset value per share (NAV) as of close of regular trading (normally 4:00 p.m., New York time) on the New York Stock Exchange (NYSE) on each day the NYSE is open for trading. The fund determines its NAV by:
  adding the values of all securities investments and other assets;
  subtracting liabilities (including dividends payable); and
  dividing by the number of shares outstanding.

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The fund’s securities may be traded in other markets on days when the NYSE is closed. Therefore, the fund’s NAV may fluctuate on days when you do not have access to the fund to purchase or redeem shares.The fund typically values its securities investments as follows:
  equity securities (including ETFs), at their last sale prices on national securities exchanges or over-the-counter, or, in the absence of recorded sales, at the mean between the bid and asked prices on exchanges or over-the-counter; and
  U.S. Government and Agency securities, at the mean between the bid and asked prices, and other debt securities, at the price established by an independent pricing service.
In certain circumstances, the fund may value its portfolio securities at fair value as estimated in good faith under procedures established by the fund’s board of trustees. When the fund uses fair value pricing, it may take into account any factors it deems appropriate. The price of securities used by the fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments, and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.The fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the fund values its securities, normally at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, the fund may frequently value many foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.Purchase and Sale of Fund SharesThe fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life), Lincoln Life & Annuity Company of New York (LNY), and other unaffiliated insurance companies. The insurance companies hold the fund shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts.The fund sells and redeems its shares, without charge, at their NAV next determined after the fund or its agent receives a purchase or redemption request. The value of shares redeemed may be more or less than original cost.The fund normally pays for shares redeemed within seven days after the fund receives the redemption request. However, a fund may suspend redemption or postpone payment for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that a fund’s disposal of investment securities, or determination of net asset value is not reasonably practicable; or (d) the SEC permits, by order, for the protection of fund shareholders.LIA and its affiliates, including Lincoln Financial Distributors, Inc. (“LFD”) and/or the fund’s sub-adviser, may pay additional compensation (at their own expense and not as an expense of the fund) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of fund shares or insurance products that contain the fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully any disclosure provided by such intermediary as to compensation it receives in connection with investment products it recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the net asset value or the price of the fund’s shares, as such payments are not made from fund assets.For more information, please see the Statement of Additional Information.Market TimingFrequent, large, or short-term transfers among the funds, such as those associated with “market timing” transactions, may adversely affect the funds and their investment returns. Such transfers may dilute the value of fund shares, interfere with the efficient management of the fund’s portfolio, and increase brokerage and administrative costs of the funds. As a result, the funds discourage such trading activity. The risks of frequent trading are more pronounced for funds investing a substantial percentage of assets in overseas markets. This is due to the time differential in pricing between U.S. and overseas markets, which market timers attempt to use to their advantage. As an effort to protect our fund investors and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures that have been approved by the fund’s board of trustees (the “Market Timing Procedures”).

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The fund reserves the right to reject or restrict any purchase order (including exchanges) from any investor. The fund will exercise this right if, among other things, an investor’s trading, in the judgment of the fund, has been or may be disruptive to any fund. In making this judgment, a fund may consider trading done in multiple accounts under common ownership or control. The fund has entered into an agreement with each insurance company that holds fund shares to help detect and prevent market timing in the fund’s shares. The agreement generally requires such insurance company to (i) provide, upon request by the fund, certain identifying and account information regarding contract owners who invest in fund shares through the omnibus account; and (ii) execute instructions from the fund to restrict further purchases or exchanges of fund shares by a contract owner who the fund has identified as a market timer.The fund may rely on frequent trading policies established by insurance companies that hold shares of the fund in separate accounts to support the insurance contracts. In the event the fund detects potential market timing, the fund will contact the applicable insurance company. In addition to any action taken by the applicable insurance company in response to such market timing activity, the fund may request that the insurance company take additional action, if appropriate, based on the particular circumstances. Fund investors seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect and deter such transfer activity may be limited by operational systems and technological limitations. The identification of fund investors determined to be engaged in such transfer activity that may adversely affect other fund investors involves judgments that are inherently subjective. As a result of these noted limitations, there is no guarantee that the fund will be able to identify possible market timing activity or that market timing will not occur in the fund. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the fund. This may result in lower long-term returns for your investments. In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). We also reserve the right to implement and administer redemption fees imposed by the fund in the future.Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.Portfolio Holdings DisclosureA description of the fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities is available in the fund’s Statement of Additional Information.Share Classes and Distribution Arrangements Each fund offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee, which has been adopted pursuant to a distribution and service plan (the Plan). The Trust offers shares to insurance companies for allocation to certain of their variable contracts. The Trust pays the Trust’s principal underwriter, Lincoln Financial Distributors, Inc. (LFD), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Trust’s board of trustees up to the maximum allowed by the Plan, without shareholder approval, in accordance with the terms of the Plan. These fees are paid out of the assets of the Service Class on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges. Distribution Policy and Federal Income Tax Considerations The fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, which requires annual distributions of net investment income and net capital gains to shareholders. Distributions may not be paid in the year income or gains are earned by the fund. The fund may distribute net realized capital gains only once a year. Dividends and capital gain distributions will be automatically reinvested in additional fund shares of the same class of the fund at no charge. Since all the shares of the fund sold through variable annuity contracts or variable life insurance contracts (variable contracts) are owned directly or indirectly by Lincoln Life, LNY and other unaffiliated insurance companies, this prospectus does not discuss the federal income tax consequence at the contract owner level. For information concerning the federal income tax consequences to owners of variable contracts, see the prospectus for the variable contracts.

11

Financial Highlights The financial highlights table is intended to help you understand the financial performance of the fund’s Standard and Service Class shares since their inception. Certain information reflects financial results for a single fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and payment of fees by the manager, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. This information has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with the fund’s financial statements, is included in the annual report, which is available upon request.
LVIP Delaware Diversified Floating Rate Fund Standard Class
Year Ended
5/3/10[1] to 12/31/10
Net asset value, beginning of period	$10.000
Income from investment operations:
Net investment income[2]	0.134
Net realized and unrealized gain on investments	0.018
Total from investment operations	0.152
Less dividends and distributions from:
Net investment income	(0.063)
Total dividends and distributions	(0.063)
Net asset value, end of period	$10.089
Total return[3]	1.52%
Ratios and supplemental data:
Net assets, end of period (000’s omitted)	$71,412
Ratio of expenses to average net assets	0.78%
Ratio of net investment income to average net assets	2.00%
Portfolio turnover	40%
[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares oustanding method has been applied for per share information.
[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

12

LVIP Delaware Diversified Floating Rate Fund Service Class
Year Ended
5/3/10[1] to 12/31/10
Net asset value, beginning of period	$10.000
Income from investment operations:
Net investment income[2]	0.119
Net realized and unrealized gain on investments	0.015
Total from investment operations	0.134
Less dividends and distributions from:
Net investment income	(0.048)
Total dividends and distributions	(0.048)
Net asset value, end of period	$10.086
Total return[3]	1.34%
Ratios and supplemental data:
Net assets, end of period (000’s omitted)	$13,128
Ratio of expenses to average net assets	1.03%
Ratio of net investment income to average net assets	1.75%
Portfolio turnover	40%
[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares oustanding method has been applied for per share information.
[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

13

General Information The use of the fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The fund’s board of trustees will monitor for any material conflicts and determine what action, if any, the fund or a variable account should take.
 A conflict could arise that requires a variable account to redeem a substantial amount of assets from the fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the fund. Also, the fund could determine that it has become so large that its size materially impairs investment performance. The fund would then examine its options. You can find additional information in the fund’s statement of additional information (SAI), which is on file with the SEC. The fund incorporates its SAI, dated May 1, 2011, into its prospectus. The fund will provide a free copy of its SAI upon request. You can find further information about the fund’s investments in the fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year. The fund will provide a free copy of its annual and semi-annual report upon request, when available. The Trust will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Trust’s independent auditors. For an SAI, annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). Also call this number to request other information about the fund, or to make inquiries. The Trust does not maintain an internet website.You can review and copy information about the fund (including the SAI) at the SEC’s public reference room in Washington, D.C. You can get information on the operation of the public reference room by calling the SEC at 1-202-551-8090. You can also get reports and other information about the fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by writing the SEC Public Reference Section, Washington, D.C. 20549-0102, or by electronic request at the following e-mail address: publicinfo@sec.gov.SEC File No: 811-08090

Lincoln Variable Insurance Products Trust LVIP J.P. Morgan High Yield Fund Standard and Service Class 1300 South Clinton Street
Fort Wayne, Indiana 46802 Prospectus May 1, 2011 The fund is a series of the Lincoln Variable Insurance Products Trust (referred to as “fund”). Shares of the fund are currently offered only to separate accounts that fund variable annuity and variable life insurance contracts of The Lincoln National Life Insurance Company, its affiliates, and third-party insurance companies. You cannot purchase shares of the fund directly. This prospectus discusses the information about the fund that you should know before choosing to invest your contract assets in the fund.
As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

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LVIP J.P. Morgan High Yield Fund (Standard and Service Class) Investment Objective The investment objective of the LVIP J.P. Morgan High Yield Fund is to seek a high level of current income. Capital appreciation is a secondary objective. Fees and Expenses This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher.
	Standard Class	Service Class
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	N/A	N/A
Maximum Deferred Sales Charge (Load)	N/A	N/A
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	N/A	N/A
Redemption Fee	N/A	N/A
Exchange Fee	N/A	N/A
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.65%	0.65%
Distribution and/or Service (12b-1) fees	0.00%	0.25%
Other Expenses[1]	0.21%	0.21%
Total Annual Fund Operating Expenses	0.86%	1.11%
Less Expense Reimbursement[1]	(0.04%)	(0.04%)
Net Expenses (After Expense Reimbursement)	0.82%	1.07%
[1]	Lincoln Investment Advisors Corporation (LIA) has contractually agreed to reimburse the fund’s Standard Class to the extent that the Total Annual Fund Operating Expenses exceed 0.82% (Service Class at 1.07%) of average daily net assets of the fund. The agreement will continue at least through April 30, 2012.

LVIP J.P. Morgan High Yield Fund	1

ExampleThis example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund’s shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with expense reimbursement for the one-year contractual period and the total operating expenses without expense reimbursement for years two through ten. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.
	1 year	3 years	5 years[1]	10 years[1]
Standard Class	$84	$270	$473	$1,057
Service Class	$109	$349	$608	$1,348
Portfolio Turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. From May 3, 2010 to December 31, 2010, the fund’s portfolio turnover rate was 29% of the average value of its portfolio. Principal Investment Strategies The fund invests in all types of high yield, high risk debt securities. The fund also may invest in convertible securities, preferred stock, common stock and loan participations and assignments. Under normal circumstances, the fund invests at least 80% of its Assets in bonds, other debt securities, loan assignments and participations (Loans), commitments to purchase loan assignment (Unfunded Commitments) and preferred stocks that are rated below investment grade (“junk bonds”) or unrated. For purposes of this policy, “Assets” means net assets plus the amount of borrowings for investment purposes. The fund may invest up to 20% of its total assets in other securities, including investment grade debt securities. The fund’s average weighted maturity ordinarily will range between three and ten years, although the fund may shorten its weighted average maturity to as little as two years if deemed appropriate for temporary defensive purposes. The Fund may also invest up to 30% of its total assets in Loans and Unfunded Commitments. Loans will typically consist of senior floating rate loans (Senior Loans), but may also include secured and unsecured loans, second lien loans or more junior and bridge loans (Junior Loans). The fund may also invest up to 15% of its total assets in equity securities. The fund may invest up to 100% of total assets in below investment grade or unrated securities. Investment in unrated securities shall be limited to 25% of the fund’s assets. These securities generally are rated in the fifth or lower rating categories (BB or lower by Standard & Poors and Ba or lower by Moody’s). These securities generally offer a higher yield than investment grade securities, but involve a high degree of risk. Such securities may include so called “distressed debt” (i.e. securities of insurers experiencing financial or operating difficulties or operating in troubled industries), and such debt may be in or at risk of imminent default at the time of purchase. Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the fund can invest. The fund may use futures contracts, options, swaps, and other derivatives as tools in the management of portfolio assets. The fund may use derivatives to hedge various investments for risk management, and/or to increase income or gain to the fund. Principal Risks All mutual funds carry a certain amount of risk. Accordingly, loss of money is a risk of investing in the fund. Here are specific principal risks of investing in the fund:
  Market Risk: Prices of securities held by the fund may fall. As a result, your investment may decline in value and you could lose money.
  Interest Rate Risk: The value of debt obligations will typically fluctuate with interest rate changes. These fluctuations can be greater for debt obligations with longer maturities. When interest rates rise, debt obligations will generally decline in value and you could lose money as a result. Periods of declining or low interest rates may negatively impact the fund’s yield.
  Credit Risk: Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A decrease in an issuer’s credit rating may cause a decline in the value of the debt obligations held.
  Below Investment Grade Bonds: Investing in below investment grade bonds, including high yield bonds (“junk bonds”), entails greater risk of principal loss than the risk involved in investment grade bonds. These bonds are often considered speculative and

2	LVIP J.P. Morgan High Yield Fund

  involve significantly higher credit risk. The value of these bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates. A liquid security market may not always exist for the fund’s positions in below investment grade bonds.
  Small-Cap Companies Risk: Investments in small companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. Small company securities generally trade less frequently and in lower volumes, and the fund may experience difficulty closing out positions at prevailing market prices.
  Loan Risk: Bank loans (i.e. loan assignments and participations), like other high yield corporate debt obligations, have a higher risk of default and may be less liquid and/or become illiquid.
  Liquidity Risk: The fund may invest up to 15% of net assets in illiquid holdings. The fund may have difficulty precisely valuing these holdings and may be unable to sell these holding as the time or price desired.
  Futures Risk: A futures contract is considered a derivative because it derives its value from the price of the underlying security and financial index. Futures contracts may be illiquid. In addition, there may be imperfect correlation between the price of the futures contracts and the price of the underlying securities. Losses on futures contracts may exceed the amount invested.
  Derivatives Risk: The use of derivatives involves risks different from, or possibly greater than the risks associated with investing directly in securities. Prices of derivatives may move in unexpected ways, especially in unusual market conditions. Some derivatives are particularly sensitive to changes in interest rates. Other risks arise from the potential inability to terminate or sell derivative positions. Further, derivatives could result in loss if the counterparty to the transaction does not perform as promised.
  Derivative Currency Transactions Risk: The exposure to changes in currency exchange rates could result in losses if currencies do not perform as anticipated. While derivative currency transactions may reduce exposure to currency risks, they may also reduce the ability to benefit from favorable changes in currency exchange rates.
  Fund of Funds Risk: The fund may accept investments from fund of funds. From time to time these fund of funds may change or rebalance their underlying holdings. This could result in large inflows into the fund or large redemptions from the fund, which may increase transaction costs or portfolio turnover for the fund.
Fund Performance The fund commenced operations on May 3, 2010. Once the fund has at least one calendar year of performance, a bar chart and performance table will be included in the prospectus. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If variable contract expenses were included, the returns shown would be lower. Investment Adviser and Sub-AdviserInvestment Adviser: Lincoln Investment Advisors Corporation
Investment Sub-Adviser: J.P. Morgan Investment Management Inc.
Portfolio Manager(s)	Company Title	Experience w/Fund
William J. Morgan	Managing Director	Since May 2010
James P. Shanahan	Managing Director	Since May 2010
James E. Gibson	Managing Director	Since May 2010
Tax InformationThe fund intends to make distributions to shareholders that may be taxed as ordinary income or capital gains. Since all the shares of the fund sold through variable annuity contracts or variable life insurance contracts (variable contracts) are owned directly or indirectly by Lincoln Life, LNY and other unaffiliated insurance companies, this prospectus does not discuss the federal income tax consequence at the contract owner level. For information concerning the federal income tax consequences to owners of variable contracts, see the prospectus for the variable contracts.Payments to Insurance Companies, Broker-Dealers and other Financial Intermediaries Shares of the fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties that are related to the fund (such as the fund’s principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of shares of the fund and related services. These payments may create a conflict of interest and may influence the insurance company to include a fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts which offer fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts which offer fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments.

LVIP J.P. Morgan High Yield Fund	3

Investment Objective and Principal Investment Strategies The investment objective of the LVIP J.P. Morgan High Yield Fund (fund) is to seek a high level of current income by investing primarily in a diversified portfolio of debt securities which are rated below investment grade or unrated. Capital appreciation is a secondary objective. This objective is non-fundamental and may be changed without shareholder approval. The fund invests in all types of high yield, high risk debt securities.The fund also may invest in convertible securities, preferred stock, common stock and loan participations and assignments. Under normal circumstances, the fund invests at least 80% of its Assets in bonds, other debt securities, loan assignments and participations (Loans), commitments to purchase loan assignments (Unfunded Commitments) and preferred stocks that are rated below investment grade (“junk bonds”) or unrated. For purposes of this policy, “Assets” means net assets plus the amount of borrowings for investment purposes. A bond is a debt security with a maturity of 90 days or more at the time of its issuance issued by the U.S. government or its agencies and instrumentalities, a domestic or a foreign corporation or a municipality, securities issued or guaranteed by a foreign government or its agencies and instrumentalities, securities issued or guaranteed by domestic and supranational banks, mortgage-related and mortgage-backed securities, asset-backed securities, convertible bonds, stripped government securities and zero-coupon obligations. The fund may invest up to 20% of its total assets in other securities, including investment grade debt securities. The fund’s average weighted maturity ordinarily will range between three and ten years, although the fund may shorten its weighted average maturity to as little as two years if deemed appropriate for temporary defensive purposes. The fund may also invest up to 30% of its total assets in Loans and Unfunded Commitments. Loans will typically consist of senior floating rate loans (Senior Loans), but may also include secured and unsecured loans, second lien loans or more junior and bridge loans (Junior Loans). Loans may be issued by obligors in the U.S. or in foreign or emerging markets. When the fund acquires a loan assignment, the fund typically will have a direct contractual relationship with the obligor; provided, however, the fund’s rights may be more limited than the lender from which it acquired the assignment and the fund may be able to enforce its rights only through an administrative agent. The fund may also invest up to 15% of its total assets in equity securities. The fund may invest up to 100% of total assets in below investment grade or unrated securities. These securities generally are rated in the fifth or lower rating categories (BB or lower by Standard & Poors and Ba or lower by Moody’s). These securities generally offer a higher yield than investment grade securities, but involve a high degree of risk. Such securities may include so called “distressed debt” (i.e. securities of insurers experiencing financial or operating difficulties or operating in troubled industries), and such debt may be in or at risk of imminent default at the time of purchase. Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the fund can invest. The fund may use futures contracts, options, swaps, and other derivatives as tools in the management of portfolio assets. The fund may use derivatives to hedge various investments for risk management, and/or to increase income or gain to the fund. The fund may either be the buyer or the seller in a swap transaction.The sub-adviser focuses on value in choosing securities for the fund by looking at individual securities against the context of broader market factors. For each issuer, the sub-adviser performs an in-depth analysis of the issuer including business prospects, management, capital requirements, capital structure, enterprise value, and security structure and covenants. In addition, the sub-adviser monitors investments on an ongoing basis by staying abreast of positive and negative credit developments, expediting the review of the fund’s investments that are considered to be the most risky. Principal RisksPrices of securities held by the fund may fall. As a result, your investment may decline in value and you could lose money. Interest rate risk is the risk that the value of the debt obligations held by the fund and therefore, the value of the fund’s shares held under your contract will fluctuate with changes in interest rates. As a general matter, the value of debt obligations will fluctuate with changes in interest rates. These fluctuations can be greater for debt obligations with longer maturities. When interest rates rise, debt obligations decline in value, and when interest rates fall, debt obligations increase in value. Accordingly, during periods or rising interest rates, you could lose money investing in the fund. Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligations credit rating reflect the credit risk associated with that debt obligation. HIgher-rated debt obligations involve lower credit risk than lower-rated debt obligations. The value of the debt obligations held by the fund, and therefore, the value of the fund’s shares will fluctuate with the changes in the credit ratings of the debt obligations held. Generally, a decrease in an issuer’s credit rating will cause that issuer’s outstanding debt obligations to fall in value. The issuer may also have increased interest payments, as issuers with lower credit ratings generally have to pay higher interest rates to borrow money. As a result, the issuer’s future earnings and profitability could also be negatively affected. This could further increase the credit risk associated with that debt obligation. Investing in “junk” or “high yield” bonds entails greater risk of principal loss than the risk involved in investment grade bonds. For underlying funds allocated to debt obligations that are assigned a lower credit rating, the value of these debt obligations could fall.

4

high yield bonds are often considered speculative and involve significantly higher credit risk. These bonds are also more likely to experience fluctuation in value due to changes in the issuer’s credit rating. The value of these bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates. Investing in securities of small-sized, less mature, lesser-known companies involves greater risks than those normally associated with larger, more mature, well-known companies. The fund runs a risk of increased and more rapid fluctuations in the value of its securities. This is due to the greater business risks of small size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of securities of small capitalization companies have fluctuated more than the larger capitalization companies included in the S&P 500. One reason is that smaller companies have less certain prospects for growth, a lower degree of liquidity in the markets for their securities, and greater sensitivity to changing economic conditions.The fund’s use of derivative instruments involves risks different from, or possibly greater than the risks associated with investing directly in securities and other traditional investments. Futures, forward contracts, and swaps are considered derivative instruments since their value depends on the value or performance of an underlying asset or reference instrument. Their successful use may depend on the sub-adviser’s ability to predict market movements. The prices of derivative instruments may move in unexpected ways, especially in unusual market conditions. Some derivatives are particularly sensitive to changes in interest rates. Some derivative instruments are “leveraged” and therefore may magnify or otherwise increase investment losses. To mitigate leverage risks, the fund will segregate liquid assets or otherwise cover the transactions. Other risks arise from the potential inability to terminate or sell positions in derivative transactions. A liquid secondary market may not always exist for the fund’s positions in derivative transactions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. These techniques could result in a loss if the counterparty to the transaction does not perform as promised. Credit default swaps and similar instruments involve greater risks than if the fund had invested in the reference obligation directly, since, in addition to general market risks, they are subject to illiquidity risk, counterparty risk and credit risks. If the fund is the buyer of a swap transaction, the fund may lose its investment and recover nothing. If the fund is a seller of a swap transaction, the fund may be exposed to leverage risk and may be required to pay the buyer the full notional value of the contract net of any amounts owed to the buyer. Loan assignments and participations, like other high yield corporate debt obligations, are subject to an increased risk of default in the payment of principal and interest. Although certain Loans are secured by collateral, the fund could experience delays or limitations in realizing on such collateral or have its interest subordinated to other indebtedness of the obligor. Economic conditions or other events may reduce the demand for Loans and cause their value to decline rapidly and unpredictably. No active trading market may exist for some Loans and certain Loans may be subject to restrictions upon resale. The inability to dispose of Loans in a timely fashion could result in losses to the fund. The fund may invest up to 15% of net assets in illiquid holdings. The fund may have difficulty precisely valuing these holdings and may be unable to sell these holding as the time or price desired. The fund may accept investments from the LVIP Profile Funds, separate investment series of the Trust, each of which operates as a fund of funds. This may create “Fund of Funds Risk” for the fund. From time to time, the LVIP Profile funds may change the allocations or rebalance their underlying holdings, which are mutual funds. If the LVIP Profile Funds increase their holdings of the fund, this action may cause the fund to experience large purchases of shares and large inflows into the fund. Similarly, the LVIP Profile Funds may decrease their holdings in the fund, and this may cause the fund to experience large redemptions. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on the fund’s portfolio management. For example, the fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also increase transaction costs or portfolio turnover. Prior Performance of Comparable AccountsWhen a new fund is added to the Lincoln Variable Insurance Products Trust, such as the LVIP J.P. Morgan High Yield Fund, comparable account presentation is generally shown in the prospectus for two years. Performance of comparable accounts shows you how a substantially similar account (or composite of substantially similar accounts), managed by J.P. Morgan has performed in the past over a longer period of time. It does not show you how the LVIP J.P. Morgan High Yield Fund has performed or will perform.All composite results are asset weighted and calculated monthly. Quarterly and annual composite performance figures are computed by linking monthly returns. Performance figures for each account are calculated monthly. Monthly market values include income accruals.The following chart does not show you the performance of the LVIP J.P. Morgan High Yield Fund. It shows the historical performance of accounts managed by J.P. Morgan that have investment objectives, policies, and strategies that are substantially similar to those of the LVIP J.P. Morgan High Yield Fund. The J.P. Morgan High Yield Broad Composite includes all fully discretionary High Yield Bond accounts. These portfolios have at least $25 million in assets and are actively managed with the goal of outperforming the Barclays Capital High Yield 2% Constrained Index over a market cycle.

5

The performance presentation shown below relates to a composite of accounts managed by J.P. Morgan that have investment objectives, policies, and strategies that are substantially similar to those of the LVIP J.P. Morgan High Yield Fund. Performance information (prior to adjustment for fees and expenses) has been provided by J.P. Morgan and is not within the control of and has not been independently verified by Lincoln Life or LIA.The performance of the J.P. Morgan High Yield Broad Composite is intended to show the historical track record of J.P. Morgan and is not intended to imply how the LVIP J.P. Morgan High Yield Fund has performed or will perform. Total returns represent past performance of the composite and not the LVIP J.P. Morgan High Yield Fund. Composite results, however, have been calculated to reflect the deduction of the fees and expenses charged by the LVIP J.P. Morgan High Yield Fund as described in the Fees and Expenses table. Variable insurance, separate account and contract charges are not reflected in the composite returns. If such charges were reflected, the performance shown would be lower. J.P. Morgan High Yield Broad Composite
	For periods ended 12/31/10
	1 year	5 years	10 years
J.P. Morgan High Yield Broad Composite [1,2]	15.69%	9.64%	9.57%
Barclays Capital High Yield 2% Constrained Index [3]	14.94%	8.91%	9.01%
[1]	The returns (prior to adjustment for fees and expenses) were compiled by J.P. Morgan Investment Management Inc. (J.P. Morgan). The returns were calculated by J. P. Morgan in accordance with the Global Investment Performance Standards (GIPS®). Results may have been different if the SEC method of calculating total return had been used instead of GIPS® . In addition, the accounts in the composite, other than mutual funds, were not subject to the investment limitations, diversification requirements and other restrictions of the Investment Act of 1940 or Subchapter M or the Internal Revenue Code of 1986 which, if imposed, could have adversely affected the performance.
[2]	The composite creation date is January 1999. For purposes of compliance with GIPS®, the Firm consists of the assets of institutional clients invested in US managed products including 1) the fixed income and cash assets formerly part of Chase Asset Management and MDSass&Chase Partners, 2) the New York institutional investment division of JPMorgan Chase Bank, N.A., formerly Morgan Guaranty Trust Company of New York, 3) the institutional investment assets of JPMorgan Investment Advisors, Inc. (JMPIA), formerly knowns as Banc One Investment Advisors Corporation (BOIA), the advisor to institutional assets directly managed by JMPIA or sub-advised by an affiliate institution, and 4) the institutional assets of Bear Sterns Asset Management Inc. The Firm also includes Separately Managed Accounts over which JPMIM has full and sole discretion. JPMIM is marketed under JPMorgan Asset Management.
[3]	Barclays Capital U.S. Corporate High Yield Index 2% (formerly Lehman Brothers U.S. Corporate High Yield Index — 2% Issuer Cap Index) is an unmanaged, market value-weighted index that tracks the performance of non-investment grade, fixed rate, publicly placed, dollar-denominated, and non-convertible debt registered with the SEC. The index limits the maximum exposure to any one issuer to 2%. It is not possible to invest directly in an unmanaged index.
Management and OrganizationThe fund’s business and affairs are managed under the direction of their board of trustees. The board of trustees has the power to amend the fund’s bylaws, to declare and pay dividends, and to exercise all the powers of the fund except those granted to the shareholders.Manager of Managers:  The fund employs a “manager of managers” structure. In this regard, the fund has received an exemptive order from the SEC (Release Nos. IC-27512 and 29197) to permit the fund’s investment adviser, without further shareholder approval, to enter into and materially amend the sub-advisory agreement with its sub-adviser upon approval of the Trust’s Board of Trustees. The SEC order is subject to certain conditions. For example, within ninety days of the hiring of any new sub-adviser, shareholders will be furnished with information that would be included in a proxy statement regarding the new sub-adviser. Moreover, the fund’s adviser will not enter into a sub-advisory agreement with any affiliated sub-adviser without shareholder approval. The adviser has ultimate responsibility (subject to Board oversight) to oversee the sub-adviser and to recommend their hiring, termination, and replacement.Investment Adviser and Sub-Adviser:  Lincoln Investment Advisors Corporation (LIA) is the investment adviser to the fund. LIA is a registered investment adviser and wholly-owned subsidiary of Lincoln National Corporation (LNC). LIA’s address is One Granite Place, Concord, NH 03301. LIA (or its predecessors) has served as an investment adviser to mutual funds for over 20 years. LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides, on a national basis, insurance and financial services. The fund uses a sub-adviser who is responsible for the day-to-day management of the fund’s securities investments. The fund’s sub-adviser is paid out of the fees paid to the adviser. The fund’s investment adviser (with the effective advisory fee rate for the most recently completed fiscal year), sub-adviser and portfolio manager are shown below. The fund’s SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager(s), and the portfolio manager’s ownership of securities in the fund.

6

Adviser	LIA (aggregate advisory fee to LIA for fiscal year ended December 31, 2010 was 0.65% of the fund’s average net assets)
Sub-Adviser	J.P. Morgan Investment Management Inc. (JPMIM). JPMIM is a wholly-owned subsidiary of J.P. Moran Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company. JPMIM is located at 270 Park Avenue, New York, NY 10167 and had assets under management of approximately $1.2 trillion as of December 31, 2010.
Portfolio Manager(s)	William J. Morgan, managing director, is the Senior Portfolio Manager and team leader for the fund and (Columbus/Cincinnati) High Yield group. He has been actively involved in the management of high yield portfolios as a portfolio manager. He has 28 years of investment experience. He became an employee of J.P. Morgan Investment Management in March 2005 and prior to that time held the same role at Banc One High Yield Partners, LLC and Pacholder Associates, Inc. Mr. Morgan holds a B.A. in History from Kenyon College and MBA from Xavier University. James P. Shanahan Jr., managing director and Portfolio Manager for the fund and for distressed and special situations and CBO portfolios and focuses on higher risk credits, including distressed and special situations investments, in high yield mandates. Mr. Shanahan has 24 years of experience in high yield and distressed investments. He became an employee of J.P Morgan Investment Management in March 2005 and prior to that time held the same role at Banc One High Yield Partners, LLC and Pacholder Associates, Inc. since 1986. Mr. Shanahan holds an Honors B.A. from Xavier University and a J.D. from the University of Cincinnati College of Law. James E. Gibson, managing director, is the head high yield trader and Co-Portfolio Manager for the fund and all high yield accounts and has 22 years of high yield investment experience. Mr. Gibson began his career as a high yield analyst in 1988 and has also worked on a number of special projects in the corporate finance area. Mr. Gibson holds a B.S. in Finance from the University of Cincinnati College of Business Administration.
The fund may have a name, investment objective and investment policy that is very similar to certain publicly available mutual funds  that are managed by the same sub-adviser. The fund will not have the same performance as those publicly available mutual funds. Different performance will result from many factors, including, but not limited to, different cash flows into and out of the fund, different fees, and different asset levels. A discussion regarding the basis for the Trust’s Board of Trustees approving the investment advisory and sub-advisory contracts for the fund is available in the annual report to shareholders for the period ended December 31, 2010, or the semi-annual report to shareholders for the period ended June 30, 2010. Pricing of Fund SharesThe fund determines its net asset value per share (NAV) as of close of regular trading (normally 4:00 p.m., New York time) on the New York Stock Exchange (NYSE) on each day the NYSE is open for trading. The fund determines its NAV by:
  adding the values of all securities investments and other assets;
  subtracting liabilities (including dividends payable); and
  dividing by the number of shares outstanding.
The fund’s securities may be traded in other markets on days when the NYSE is closed. Therefore, the fund’s NAV may fluctuate on days when you do not have access to the fund to purchase or redeem shares.The fund typically values its securities investments as follows:
  equity securities (including ETFs), at their last sale prices on national securities exchanges or over-the-counter, or, in the absence of recorded sales, at the mean between the bid and asked prices on exchanges or over-the-counter; and
  U.S. Government and Agency securities, at the mean between the bid and asked prices, and other debt securities, at the price established by an independent pricing service.
In certain circumstances, the fund may value its portfolio securities at fair value as estimated in good faith under procedures established by the fund’s board of trustees. When the fund uses fair value pricing, it may take into account any factors it deems appropriate. The price of securities used by the fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments, and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.The fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the fund values its securities, normally at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To

7

account for this, the fund may frequently value many foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.Purchase and Sale of Fund SharesThe fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life), Lincoln Life & Annuity Company of New York (LNY), and other unaffiliated insurance companies. The insurance companies hold the fund shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts.The fund sells and redeems its shares, without charge, at their NAV next determined after the fund or its agent receives a purchase or redemption request. The value of shares redeemed may be more or less than original cost.The fund normally pays for shares redeemed within seven days after the fund receives the redemption request. However, a fund may suspend redemption or postpone payment for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that a fund’s disposal of investment securities, or determination of net asset value is not reasonably practicable; or (d) the SEC permits, by order, for the protection of fund shareholders.LIA and its affiliates, including Lincoln Financial Distributors, Inc. (“LFD”) and/or the fund’s sub-adviser, may pay additional compensation (at their own expense and not as an expense of the fund) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of fund shares or insurance products that contain the fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully any disclosure provided by such intermediary as to compensation it receives in connection with investment products it recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the net asset value or the price of the fund’s shares, as such payments are not made from fund assets.For more information, please see the Statement of Additional Information.Market TimingFrequent, large, or short-term transfers among the funds, such as those associated with “market timing” transactions, may adversely affect the funds and their investment returns. Such transfers may dilute the value of fund shares, interfere with the efficient management of the fund’s portfolio, and increase brokerage and administrative costs of the funds. As a result, the funds discourage such trading activity. The risks of frequent trading are more pronounced for funds investing a substantial percentage of assets in overseas markets. This is due to the time differential in pricing between U.S. and overseas markets, which market timers attempt to use to their advantage. As an effort to protect our fund investors and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures that have been approved by the fund’s board of trustees (the “Market Timing Procedures”). The fund reserves the right to reject or restrict any purchase order (including exchanges) from any investor. The fund will exercise this right if, among other things, an investor’s trading, in the judgment of the fund, has been or may be disruptive to any fund. In making this judgment, a fund may consider trading done in multiple accounts under common ownership or control. The fund has entered into an agreement with each insurance company that holds fund shares to help detect and prevent market timing in the fund’s shares. The agreement generally requires such insurance company to (i) provide, upon request by the fund, certain identifying and account information regarding contract owners who invest in fund shares through the omnibus account; and (ii) execute instructions from the fund to restrict further purchases or exchanges of fund shares by a contract owner who the fund has identified as a market timer.The fund may rely on frequent trading policies established by insurance companies that hold shares of the fund in separate accounts to support the insurance contracts. In the event the fund detects potential market timing, the fund will contact the applicable insurance company. In addition to any action taken by the applicable insurance company in response to such market timing activity, the fund may request that the insurance company take additional action, if appropriate, based on the particular circumstances. Fund investors seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect and deter such transfer activity may be limited by operational systems and technological limitations. The identification of fund investors determined to be engaged in such transfer activity that may adversely affect other fund investors involves judgments that are inherently subjective.

8

As a result of these noted limitations, there is no guarantee that the fund will be able to identify possible market timing activity or that market timing will not occur in the fund. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the fund. This may result in lower long-term returns for your investments. In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). We also reserve the right to implement and administer redemption fees imposed by the fund in the future.Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.Portfolio Holdings DisclosureA description of the fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities is available in the fund’s Statement of Additional Information.Share Classes and Distribution Arrangements Each fund offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee, which has been adopted pursuant to a distribution and service plan (the Plan). The Trust offers shares to insurance companies for allocation to certain of their variable contracts. The Trust pays the Trust’s principal underwriter, Lincoln Financial Distributors, Inc. (LFD), out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Trust’s board of trustees up to the maximum allowed by the Plan, without shareholder approval, in accordance with the terms of the Plan. These fees are paid out of the assets of the Service Class on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges. Distribution Policy and Federal Income Tax Considerations The fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, which requires annual distributions of net investment income and net capital gains to shareholders. Distributions may not be paid in the year income or gains are earned by the fund. The fund may distribute net realized capital gains only once a year. Dividends and capital gain distributions will be automatically reinvested in additional fund shares of the same class of the fund at no charge. Since all the shares of the fund sold through variable annuity contracts or variable life insurance contracts (variable contracts) are owned directly or indirectly by Lincoln Life, LNY and other unaffiliated insurance companies, this prospectus does not discuss the federal income tax consequence at the contract owner level. For information concerning the federal income tax consequences to owners of variable contracts, see the prospectus for the variable contracts.

9

Financial Highlights The financial highlights table is intended to help you understand the financial performance of the fund’s Standard and Service Class shares since their inception. Certain information reflects financial results for a single fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and payment of fees by the manager, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. This information has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with the fund’s financial statements, is included in the annual report, which is available upon request.
LVIP J.P. Morgan High Yield Fund Standard Class
Year Ended
5/3/10[1] to 12/31/10
Net asset value, beginning of period	$10.000
Income from investment operations:
Net investment income[2]	0.497
Net realized and unrealized gain on investments	0.185
Total from investment operations	0.682
Less dividends and distributions from:
Net investment income	(0.310)
Total dividends and distributions	(0.310)
Net asset value, end of period	$10.372
Total return[3]	6.85%
Ratios and supplemental data:
Net assets, end of period (000’s omitted)	$52,808
Ratio of expenses to average net assets	0.82%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.86%
Ratio of net investment income to average net assets	7.37%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	7.33%
Portfolio turnover	29%
[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

10

LVIP J.P. Morgan High Yield Fund Service Class
Year Ended
5/3/10[1] to 12/31/10
Net asset value, beginning of period	$10.000
Income from investment operations:
Net investment income[2]	0.490
Net realized and unrealized gain on investments	0.174
Total from investment operations	0.664
Less dividends and distributions from:
Net investment income	(0.294)
Total dividends and distributions	(0.294)
Net asset value, end of period	$10.370
Total return[3]	6.67%
Ratios and supplemental data:
Net assets, end of period (000’s omitted)	$3,396
Ratio of expenses to average net assets	1.07%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.11%
Ratio of net investment income to average net assets	7.12%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	7.08%
Portfolio turnover	29%
[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

11

General Information The use of the fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in the fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The fund’s board of trustees will monitor for any material conflicts and determine what action, if any, the fund or a variable account should take.
 A conflict could arise that requires a variable account to redeem a substantial amount of assets from the fund. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in the fund. Also, the fund could determine that it has become so large that its size materially impairs investment performance. The fund would then examine its options. You can find additional information in the fund’s statement of additional information (SAI), which is on file with the SEC. The fund incorporates its SAI, dated May 1, 2011, into its prospectus. The fund will provide a free copy of its SAI upon request. You can find further information about the fund’s investments in the fund’s annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year. The fund will provide a free copy of its annual and semi-annual report upon request, when available. The Trust will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Trust’s independent auditors. For an SAI, annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). Also call this number to request other information about the fund, or to make inquiries. The Trust does not maintain an internet website.You can review and copy information about the fund (including the SAI) at the SEC’s public reference room in Washington, D.C. You can get information on the operation of the public reference room by calling the SEC at 1-202-551-8090. You can also get reports and other information about the fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by writing the SEC Public Reference Section, Washington, D.C. 20549-0102, or by electronic request at the following e-mail address: publicinfo@sec.gov.SEC File No: 811-08090

Lincoln Variable Insurance Products Trust

          LVIP BlackRock Inflation Protected Bond Fund
          LVIP Delaware Diversified Floating Rate Fund
          LVIP J.P. Morgan High Yield Fund

     1300 South Clinton Street
     Fort Wayne, Indiana 46802
     Statement of Additional Information May 1, 2011

This Statement of Additional Information (SAI), which is not a prospectus, provides more information about certain series - referred to as "funds" - of
Lincoln Variable Insurance Products Trust. The funds indicate the funds named in the above caption. Each fund offers two classes of shares: the Standard
Class and the Service Class.

This SAI should be read in conjunction with the funds' prospectus dated May 1,
2011. You may obtain a copy of the funds' prospectus or a fund's annual report on request and without charge. Please write The Lincoln National Life Insurance
Company, P.O. Box 2340, Fort Wayne, Indiana 46801 or call 1-800-4LINCOLN
(454-6265).

May 1, 2011

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Table of Contents

Item                                                   Page
Description of the Trust and the Funds                  4
Fundamental Investment Restrictions                     4
Additional Investment Strategies and Risks              4
Portfolio Transactions and Brokerage                    9
Portfolio Turnover                                     11
Trustees and Officers                                  11
Investment Adviser and Sub-Advisers                    16
Portfolio Managers                                     18
Principal Underwriter                                  22
Administration Agreement                               22
Accounting Agreement                                   22
Code of Ethics                                         22
Description of Shares                                  23
Control Persons and Principal Holders of Securities    23
Rule 12b-1 Plan                                        25
Revenue Sharing                                        26
Valuation of Portfolio Securities                      26
Portfolio Holdings Disclosure                          26
Purchase and Redemption Information                    28
Custodian and Transfer Agent                           28
Independent Registered Public Accounting Firm          28
Financial Statements                                   28
Taxes                                                  28
APPENDIX A                                             30
APPENDIX B                                             32
APPENDIX C                                             41

                                                                               3

Description of the Trust and the Funds
Lincoln Variable Insurance Products Trust (the Trust), a Delaware statutory trust formed on February 1, 2003, is an open-end management investment company.
Each fund's investment objective and certain investment restrictions are non-fundamental and can be changed without the affirmative vote of a majority of the outstanding voting securities of the fund. There can be no assurance that the objective of a fund will be achieved. Each of the funds except the
LVIP BlackRock Inflation Protected Bond Fund is diversified within the meaning of the Investment Company Act of 1940 (1940 Act). References to adviser in this
SAI include both Lincoln Investment Advisors Corporation (LIA) and a fund's sub-adviser (if applicable) unless the context otherwise indicates.

Fundamental Investment Restrictions
The funds have adopted certain fundamental policies and investment restrictions which may not be changed without a majority vote of a fund's outstanding shares. Such majority is defined in the 1940 Act as the vote of the lesser of
(1) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (2) more than 50% of the outstanding voting securities. For purposes of the following restrictions: (a) all percentage limitations apply immediately after the making of an investment; and (b) any subsequent change in any applicable percentage resulting from market fluctuations does not require elimination of any security from the portfolio.

Each fund may not:

1. Make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or order thereunder, or official interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the fund from investing in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or in tax-exempt securities or certificates of deposit.

2. Borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or official interpretation thereof, may permit.

3. Underwrite the securities of other issuers, except that the fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.

4. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

5. Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the fund from investing in securities that are secured by physical commodities or engaging in transactions involving financial commodities, such as financial options, financial futures contracts, options on financial futures contracts, and financial forward contracts.

6. Make loans of any security or make any other loan if, as a result, more than
   33 1-3% of its total assets would be lent to other parties, provided that this limitation does not apply to purchases of debt obligations, to repurchase agreements, and to investments in loans, including assignments and participation interests.

7. (Except for the LVIP BlackRock Inflation Protected Bond Fund) with respect to 75% of its total assets, invest in a security if, as a result of such investment: (a) more than 5% of its total assets would be invested in the securities of any one issuer or (b) the fund would hold more than 10% of the outstanding voting securities of any one issuer; except that these restrictions do not apply to (i) securities issued or guaranteed by the
   U.S. Government or its agencies or instrumentalities or (ii) securities of other investment companies.

Additional Investment Strategies and Risks
The prospectus discusses each fund's principal investment strategies used to pursue the fund's investment objective and the risks of those strategies.

Unless otherwise stated in the prospectus, many investment strategies and techniques are discretionary. That means the fund's adviser may elect to engage or not engage in the various strategies and techniques at its sole discretion.
Investors should not assume that any particular discretionary investment technique or strategy will be employed at all times, or ever employed.

Investment Strategies and Risks Applicable to Funds

Foreign Investments. Foreign investments can involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions and custodial costs, are generally higher than for U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets.
Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries.

Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S.
investment or on the ability to repatriate assets or convert currency into U.S.
dollars or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises.
Investments in foreign countries also involve a risk of local political, economic or social instability, military action or unrest or adverse diplomatic developments. There is no assurance that the adviser will be able to anticipate these potential events or counter their effects.

Investing in securities of issuers located in countries considered to be emerging markets involves additional risks. While emerging market countries may change over time depending on market and economic conditions, at present the fund believes that emerging market countries include every country in the world except Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany,
Greece, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands,
New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the
United Kingdom and the United States. The considerations noted previously generally are intensified for investments in emerging market countries.
Emerging market countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Securities of issuers located in these countries tend to have volatile prices and may offer significant potential for loss as well as gain.

In addition to investing directly in equity securities, the funds may invest in
American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and
Global Depositary Receipts (GDRs). Generally, ADRs in registered form are U.S.
dollar denominated securities designed for use in the U.S. securities markets, which represent and may be converted into the underlying foreign security. EDRs are typically issued in bearer form and are designed for use in the European securities markets. GDRs are designed for use in the global securities markets.
Depositary receipts involve many of the same risks of investing directly in foreign securities, including currency risks and risks of foreign investing.
Depositary receipts may be sponsored or unsponsored. Issuers of the stock of unsponsored ADRs, EDRs and GDRs are not obligated to disclose material information in the United States and, therefore, there may not be an accurate correlation between such information and the market value of such depositary receipts.

Asset-Backed Securities (LVIP Delaware Diversified Floating Rate Fund and LVIP
BlackRock Inflation Protected Bond Fund). Asset-backed securities represent interests in pools of mortgages, loans, receivables or other assets. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements.
Asset-backed security values may also be affected by other factors including changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement. If the credit enhancement is exhausted, certificate holders may experience losses or delays in payment if the required payments of principal and interest are not made to the trust with respect to the underlying loans.

In addition, these securities may be subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying obligations, may shorten the effective maturities of these securities and may lower their total returns. Additionally, asset-backed securities are also subject to maturity extension risk. This is the risk that in a period of rising interest rates, prepayments may occur at a slower than expected rate, which may cause these securities to fluctuate more widely in response to changes in interest rates.

Delayed Delivery and When-Issued Securities and Forward Commitments (LVIP
Delaware Diversified Floating Rate Fund and LVIP BlackRock Inflation Protected
Bond Fund only). Each fund may purchase securities on a delayed delivery or when-issued basis and may purchase or sell securities on a forward commitment basis. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during this period. While a fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the fund may sell the securities before the settlement date, if it is deemed advisable. At the time a fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, the fund will record the transaction and thereafter reflect the value, each

                                                                               5

day, of such security in determining the net asset value of the fund. At the time of delivery of the securities, the value may be more or less than the purchase price. A fund will also segregate cash or liquid assets equal in value to commitments for such when-issued or delayed delivery securities; subject to this requirement, a fund may purchase securities on such basis without limit.
An increase in the percentage of a fund's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the fund's net asset value. The board of trustees does not believe that a fund's net asset value or income will be adversely affected by its purchases of securities on such basis.

Temporary Defensive Strategies. In response to market, economic, political or other conditions, the funds may temporarily use a different investment strategy for defensive purposes. If the funds do so, different factors could affect fund performance and the funds may not achieve their investment objectives.

Investment Strategies and Limitations Applicable to Certain Funds

High Yield Fixed Income Securities (LVIP Delaware Diversified Floating Rate
Fund and LVIP J.P. Morgan High Yield Fund only). Debt securities rated below investment grade by the primary rating agencies (bonds rated Ba or lower by
Moody's or BB or lower by S&P, or their equivalents from other nationally recognized rating agencies) constitute lower-rated fixed income securities
(commonly referred to as high yield bonds). See Appendix A to the SAI for a description of these ratings. Unrated bonds or bonds with split ratings are included in this limit if the adviser determines that these securities have the same characteristics as non-investment-grade bonds.

High yield bonds involve a higher degree of credit risk, that is, the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a fund would experience a reduction in its income, and could expect a decline in the market value of the securities affected. More careful analysis of the financial condition of each issuer of high yield bonds is necessary. During an economic downturn or substantial period of rising interest rates, issuers of high yield bonds may experience financial stress which would adversely affect their ability to honor their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing.

The market prices of high yield bonds are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or in the case of corporate issuers, to individual corporate developments. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of high yield bonds. High yield bonds also may have less liquid markets than higher-rated securities, and their liquidity as well as their value may be negatively affected by adverse economic conditions. Adverse publicity and investor perceptions as well as new or proposed laws may also have a negative impact on the market for high yield bonds.

The market for high yield bonds may be less active than that for higher-rated debt securities, which may make it difficult to value these securities. If market quotations are not available, high yield bonds will be valued in accordance with procedures established by the board of trustees, including the use of outside pricing services. Judgment plays a greater role in valuing high yield bonds than is the case for securities for which more external sources for quotations and last-sale information are available.

Mortgage-Related Securities (LVIP Delaware Diversified Floating Rate Fund and
LVIP BlackRock Inflation Protected Bond Fund). Mortgage-related securities are issued by government and non-government entities such as banks, mortgage lenders, or other institutions. A mortgage-related security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-related securities make payments of both principal and interest at a range of specified intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-related securities are based on different types of mortgages, including those on commercial real estate or residential properties. Stripped mortgage-related securities are created when the interest and principal components of a mortgage-related security are separated and sold as individual securities. In the case of a stripped mortgage-related security, the holder of the "principal-only" security (PO)
receives the principal payments made by the underlying mortgage, while the holder of the "interest-only" security (IO) receives interest payments from the same underlying mortgage.

Mortgage-related securities include collaterized mortgage obligations (CMOs)
and real estate mortgage investment conduits (REMICs). CMOs are mortgage-backed bonds whose underlying value is the mortgages that are collected into different pools according to their maturity. CMOs are issued by U.S. government agencies and private issuers. REMICs are privately issued mortgage-backed bonds whose underlying value is a fixed pool of mortgages secured by an interest in real property. Like CMOs, REMICs offer different pools according to the underlying mortgages' maturity. CMOs and REMICs issued by private entities -  so-called
"non-agency mortgage-backed securities" -  are not collateralized by securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities.

Fannie Maes and Freddie Macs are pass-through securities issued by Fannie Mae and Freddie Mac, respectively. Fannie Mae and Freddie Mac, which guarantee payment of interest and repayment of principal on Fannie Maes and Freddie Macs, respectively, are federally chartered corporations supervised by the U.S.
Government that act as governmental instrumentalities under authority granted by Congress. Fannie Mae is authorized to borrow from the U.S. Treasury to meet its obligations. Fannie Maes and Freddie Macs are not backed by the full faith and credit of the U.S. Government.

The value of mortgage-related securities may change due to shifts in the market's perception of issuers and changes in interest rates. In addition, regulatory or tax changes may adversely affect the mortgage-related securities market as a whole. Non-government mortgage-related securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-related securities are subject to prepayment risk, which is the risk that early principal payments made on the underlying mortgages, usually in response to a reduction in interest rates, will result in the return of principal to the investor, causing it to be invested subsequently at a lower current interest rate. Alternatively, in a rising interest rate environment, mortgage-related security values may be adversely affected when prepayments on underlying mortgages do not occur as anticipated, resulting in the extension of the security's effective maturity and the related increase in interest rate sensitivity of a longer-term instrument (extension risk). The prices of stripped mortgage-related securities tend to be more volatile in response to changes in interest rates than those of non-stripped mortgage-related securities.

Delayed Delivery and When-Issued Securities and Forward Commitments (LVIP
Delaware Diversified Floating Rate Fund and LVIP BlackRock Inflation Protected
Bond Fund only). Each fund may purchase securities on a delayed delivery or when-issued basis and may purchase or sell securities on a forward commitment basis. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during this period. While a fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the fund may sell the securities before the settlement date, if it is deemed advisable. At the time a fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, the fund will record the transaction and thereafter reflect the value, each day, of such security in determining the net asset value of the fund. At the time of delivery of the securities, the value may be more or less than the purchase price. A fund will also segregate cash or liquid assets equal in value to commitments for such when-issued or delayed delivery securities; subject to this requirement, a fund may purchase securities on such basis without limit. An increase in the percentage of a fund's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the fund's net asset value. The board of trustees does not believe that a fund's net asset value or income will be adversely affected by its purchases of securities on such basis.

Reverse Repurchase Agreements (LVIP BlackRock Inflation Protected Bond Fund
only). In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. Reverse repurchase agreements may be used to provide cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities.

While a reverse repurchase agreement is outstanding, the fund will segregate appropriate liquid assets to cover its obligation under the agreement. The fund will enter into reverse repurchase agreements only with parties that the board of trustees, or its delegate, deems creditworthy. Such transactions may increase fluctuations in the market value of the fund's assets and may be viewed as a form of leverage.

Swaps and Swaps-Related Products (LVIP Delaware Diversified Floating Rate Fund
and LVIP BlackRock Inflation Protected Bond Fund only). A fund may enter into swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differential in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, or in a "basket" of securities representing a particular index. An interest rate swap is a contract in which two parties exchange different types of interest payment streams, pegged to an underlying notional principal amount.
The three main types of interest rate swaps are coupon swaps (fixed rate to floating rate in the same currency); basis swaps (one floating rate index to another floating rate index in the same currency); and cross-currency interest rate swaps (fixed rate in one currency to floating rate in another). A cap is a contract for which the buyer pays a fee, or premium, to obtain protection against a rise in a particular interest rate above a certain level. For example, an interest rate cap may cover a specified principal amount of a loan over a designated time period, such as a calendar quarter. If the covered interest rate rises above the rate ceiling, the seller of the rate cap pays the purchaser an amount of money equal to the average rate differential times the principal amount times one-quarter. A floor is a contract in which the seller agrees to pay to the purchaser, in return for the payment of a premium, the difference between current interest rates and an agreed (strike) rate times the notional amount, should interest rates fall below the agreed level (the floor).
A floor contract has the effect of a string of interest rate guarantees.

The fund will usually enter into swaps on a net basis (i.e., the two payment streams are netted out, with the fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the fund's obligations over its entitlement with respect to each swap will be calculated on a daily basis and an amount of cash or liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by the fund's custodian. If the fund enters into a swap on other than a net basis, it will segregate the full amount of its obligations, accrued on a daily basis, with respect to the swap. The fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the

                                                                               7

other party thereto is rated in one of the three highest credit rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. The adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the fund will have contractual remedies pursuant to the agreements related to the transaction.

The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio transactions. Whether the fund's use of swaps will be successful in furthering its investment objective will depend on a subadviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Swaps are generally considered illiquid and may be aggregated with other illiquid positions for purposes of the limitation on illiquid investments.

There is no limit on the amount of swap transactions that may be entered into by the fund. These transactions may in some instances involve the delivery of securities or other underlying assets by the fund or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to swaps is limited to the net amount of the payments that the fund is contractually obligated to make. If the other party to a swap that is not collateralized defaults, the fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. The fund may buy and sell (i.e., write) caps and floors without limitation, so long as it maintains a segregated account with cash or liquid assets having an aggregate net asset value at least equal to the full amount of its obligations accrued on a daily basis.

Loans and Other Direct Debt Instruments (LVIP Delaware Diversified Floating
Rate Fund and LVIP J.P. Morgan High Yield Fund only). Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrowers to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties.
Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than an unsecured loan in the event of the borrower's failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated.
Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender.
Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate purchasers to make additional cash payments on demand. These commitments may have the effect of requiring the fund to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.

Indexed Securities (LVIP BlackRock Inflation Protected Bond Fund only). Indexed securities are instruments whose prices are indexed to the prices of other securities, securities indices, currencies, or other financial indicators.
Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.

Mortgage-indexed securities, for example, could be structured to replicate the performance of mortgage securities and the characteristics of direct ownership.

Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies and may offer higher yields than U.S. dollar-denominated securities. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or

their maturity value may decline when foreign currency values increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the value of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United
States and abroad. Indexed securities may be more volatile than the underlying investments. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

Foreign Currency Denominated Cash (LVIP Delaware Diversified Floating Rate Fund
and LVIP BlackRock Inflation Protected Bond Fund only). To facilitate overseas securities transactions, the fund may hold a portion of its assets in foreign-currency-denominated cash or cash equivalents and foreign government securities. The amount held in cash may range between 2% and 15% of fund assets, although the fund anticipates that under normal circumstances, less than 10% of fund assets would be held in cash. The amount held in cash equivalents, combined with all other non-U.S. debt securities and money market instruments, would not exceed 35% of the fund's assets.

Lincoln National Corporation (LNC) Stock. LNC is a publicly-held insurance holding company organized under Indiana law. The funds are prohibited from purchasing securities issued by LNC or any affiliate thereof. However, the
Funds may invest in securities of other investment companies which may in turn invest in LNC stock pursuant to an indexing strategy. Through its subsidiaries,
LNC provides, on a national basis, insurance and financial services.

SEC Name Rule Requirement (LVIP BlackRock Inflation Protected Bond Fund only).
The fund's policy of normally investing at least 80% of its net assets in inflation indexed bonds (or securities with similar economic characteristics)
is a non-fundamental policy changeable only upon 60 days' prior notice to shareholders.

Portfolio Transactions and Brokerage
The adviser and the sub-adviser of each fund are responsible for decisions to buy and sell securities and other investments for each fund, and for the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Purchases and sales of securities on an exchange are effected through brokers who charge a commission for their services. A particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the fund usually includes an undisclosed dealer commission or mark-up. In the U.S. Government securities market, securities are generally traded on a net basis with dealers acting as principal for their own accounts without a stated commission, although the price of the securities usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commission or discounts are paid.

The sub-adviser of each fund currently provides investment advice to a number of other clients. It will be the practice of each sub-adviser to allocate purchase and sale transactions among the fund and other clients whose assets are managed in such manner as is deemed equitable. In making such allocations among the major factors a sub-adviser considers are the investment objectives of the relevant fund, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the fund and other client accounts.
Securities of the same issuer may be purchased, held, or sold at the same time by the fund or other accounts or companies for which a sub-adviser provides investment advice (including affiliates of a sub-adviser, as the case may be).

On occasions when a sub-adviser to a fund deems the purchase or sale of a security to be in the best interest of the fund, as well as its' other clients, the sub-adviser, to the extent permitted by applicable laws and regulations, may aggregate such securities to be sold or purchased for the fund with those to be sold or purchased for its' other clients in order to obtain best execution and lower brokerage commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the sub-adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to all such clients, including the fund. In some instances, the procedures may impact the price and size of the position obtainable for the fund.

In connection with effecting portfolio transactions, primary consideration will be given to securing the most favorable price and efficient execution. Within the framework of this policy, the reasonableness of commission or other transaction costs is a major factor in the selection of brokers and is considered together with other relevant factors, including financial responsibility, confidentiality (including trade anonymity), research and investment information and other services provided by such brokers. It is expected that,as a result of such factors, transaction costs charged by some brokers may be greater than the amounts other brokers might charge. The

                                                                               9

sub-adviser to a fund may determine in good faith that the amount of such higher transaction costs is reasonable in relation to the value of the brokerage and research services provided.

The Board of Trustees will review regularly the reasonableness of commissions and other transaction costs incurred from time to time, and, will receive reports regarding brokerage practices. The nature of the research services provided to each sub-adviser by brokerage firms varies from time to time but generally includes current and historical financial data concerning particular companies and their securities; information and analysis concerning securities markets and economic and industry matters; and technical and statistical studies and data dealing with various investment opportunities; and risks and trends, all of which the sub-adviser regards as a useful supplement of its own internal research capabilities.

Each sub-adviser may from time to time direct trades to brokers which have provided specific brokerage or research services for the benefit of the clients of the sub-adviser; in addition, each sub-adviser may allocate trades among brokers that generally provide superior brokerage and research services. During
2010, the total amount of brokerage transactions directed to these brokers and the total commissions paid with respect to such transactions are set forth in the second table below. Research services furnished by brokers are for the benefit of all the clients of the sub-adviser and not solely or necessarily for the benefit of the fund. Each sub-adviser believes that the value of research services received is not determinable and does not significantly reduce its expenses. A fund does not reduce its fee to any sub-adviser by any amount that might be attributable to the value of such services.

During the fiscal years ended December 31, 2010, December 31, 2009 and December
31, 2008, the funds incurred brokerage commissions as follows:

Brokerage and Research Services


                                                   2010   2009   2008
                                                  ------ ------ -----
  LVIP BlackRock Inflation Protected Bond Fund...   N/A   NA     N/A
  LVIP Delaware Diversified Floating Rate Fund...   N/A   N/A    N/A
  LVIP J.P. Morgan High Yield Fund...............   81    N/A    N/A

During the fiscal year ended December 31, 2010, the adviser or sub-adviser, as appropriate, for each of the following funds allocated the following amount of transactions to broker-dealers that provided them with certain research, statistics and other information:

                                                                  Related Brokerage
                                                   Transactions      Commissions
                                                  -------------- ------------------
  LVIP BlackRock Inflation Protected Bond Fund...      N/A              N/A
  LVIP Delaware Diversified Floating Rate Fund...      N/A              N/A
  LVIP J.P. Morgan High Yield Fund...............      N/A              N/A

Purchases of Securities of "Regular" Brokers or Dealers

As of December 31, 2010, the following funds held securities issued by their
"regular" broker-dealers or the parent companies of their "regular"
broker-dealers:

                                                Value of Securities
                                                   of "Regular"
                                                  Broker-Dealers
                                               --------------------
  LVIP BlackRock Inflation Protected Bond Fund

  Morgan Stanley..............................       $ 140,000

  LVIP Delaware Diversified Floating Rate Fund
  Goldman Sachs...............................       $ 979,000
  JP Morgan...................................       $ 755,000
  Bank of America.............................       $ 589,000
  Citigroup Inc...............................       $ 808,000
  Morgan Stanley..............................       $ 531,000

  LVIP J.P. Morgan High Yield Fund
  Barclays Investments........................       $  92,000
  Bank of America.............................       $ 127,000

No Commissions to Finance Distribution

The Investment Company Act of 1940 permits a fund to use its selling brokers to execute transactions in portfolio securities only if the fund or its adviser has implemented policies and procedures designed to ensure that the selection of brokers for portfolio securities transactions is not influenced by considerations relating to the sale of fund shares. Accordingly, the funds maintain, among other policies, a policy that prohibits them from directing to a broker-dealer in consideration for the promotion or sale of fund shares: (a)
fund portfolio securities transactions; or (b) any commission or other remuneration received or to be received from the funds' portfolio transactions effected through any other broker-dealer. The funds have also established other policies and procedures designed to ensure that a fund's brokerage commissions are not used to finance the distribution of fund shares.

Commission Recapture Program

All funds have entered into a commission recapture program with Russell, pursuant to which the commission rebates will be included in realized gain
(loss) on securities in the appropriate financial statements of the funds. If the adviser or sub-adviser (if applicable) does not believe it can obtain best execution from such broker-dealer, there is no obligation to execute portfolio transactions through such broker-dealers. The Board of Trustees, with the assistance of Russell, intends to continue to review whether recapture opportunities are available and, if so, to determine in the exercise of its business judgment whether it would be advisable for a fund to participate, or continue to participate, in the commission recapture program.

Portfolio Turnover
A portfolio turnover rate is the percentage computed by dividing the lesser of a fund's purchases or sales of securities (excluding short-term securities) by the average market value of the fund's portfolio securities. The adviser intends to manage each fund's assets by buying and selling securities to help attain its investment objective. This may result in increases or decreases in a fund's current income available for distribution to its shareholders. While the funds are not managed with the intent of generating short-term capital gains, each fund may dispose of investments (including money market instruments)
regardless of the holding period if, in the opinion of the adviser, an issuer's creditworthiness or perceived changes in a company's growth prospects or asset value make selling them advisable. Such an investment decision may result in a high portfolio turnover rate during a given period, resulting in increased transaction costs.

Trustees and Officers
The Board of Trustees oversees the management of each fund and elects the
Trust's officers. The Trustees of the Trust (Trustees) have the power to amend the Trust's bylaws of each fund, to declare and pay dividends, and to exercise all the powers of the fund except those granted to the shareholders. The
Trustees hold their position until their successors are elected and qualified.
The Trust's officers, who also hold their positions until their successors are elected and qualified, are responsible for the day-to-day operations of the funds. Information pertaining to the trustees and executive officers of the
Trust is set forth below. Trustees that are deemed "interested persons," as defined in the 1940 Act, are included in the table titled, "Interested
Trustees." Trustees who are not interested persons are referred to as
Independent Trustees. The Trustees were re-elected at the Special Meeting of
Stockholders of the funds on April 5, 2007 to serve until the next annual meeting, if any, or until their successors shall have been duly elected and qualified.

The term "Fund Complex" includes the 62 funds of the Trust.

Interested Trustees

                                                                                                Number of
                                                                                                 Funds in
                                                                          Principal                Fund
                          Position(s)        Term of Office             Occupation(s)            Complex       Other Board
Name, Address and          Held With         and Length of               During Past           Overseen by     Memberships
Year of Birth               the Fund          Time Served                 Five Years             Trustee     Held by Trustee
----------------------- --------------- ----------------------- ----------------------------- ------------- ----------------
Daniel R. Hayes*        Chairman,       Chairman since          Vice President, The Lincoln        62       N/A
Radnor Financial        President and   September 2009;         National Life Insurance
Center                  Trustee         President and Trustee   Company; Formerly: Senior
150 N. Radnor Chester                   since December 2008     Vice President, Fidelity
Road                                                            Investments
Radnor, PA 19087
YOB: 1957

* Daniel R. Hayes, currently Chairman and President of the Trust, is an interested person of the Trust by reason of his being an officer of Lincoln
Life.

                                                                              11

                             Independent Trustees

                          Position(s)       Term of Office
Name, Address and          Held With         and Length of
Year of Birth               the Fund          Time Served
------------------------ ------------- ------------------------
Michael D. Coughlin      Trustee       Trustee since April
1300 S. Clinton Street                 2007
Fort Wayne, IN 46802
YOB: 1942
Nancy L. Frisby          Trustee       Trustee since April
1300 S. Clinton Street                 1992.
Fort Wayne, IN 46802
YOB: 1941
Elizabeth S. Hager       Trustee       Trustee since April
1300 S. Clinton Street                 2007
Fort Wayne, IN 46802
YOB: 1944
Gary D. Lemon,           Trustee       Trustee since February
Ph.D.                                  2006; formerly:
1300 S. Clinton Street                 Advisory Trustee since
Fort Wayne, IN 46802                   November 2004
YOB: 1948
Thomas D. Rath           Trustee       Trustee since April
1300 S. Clinton Street                 2007
Fort Wayne, IN 46802
YOB: 1945
Kenneth G. Stella        Trustee       Trustee since February
1300 S. Clinton Street                 1998.
Fort Wayne, IN 46802
YOB: 1943
David H. Windley         Trustee       Trustee since August
1300 S. Clinton Street                 2004.
Fort Wayne, IN 46802
YOB: 1943

                                                         Number of
                                                          Funds in
                                   Principal                Fund
                                 Occupation(s)            Complex            Other Board
Name, Address and                 During Past           Overseen by          Memberships
Year of Birth                      Five Years             Trustee          Held by Trustee
------------------------ ----------------------------- ------------- ---------------------------
Michael D. Coughlin      Management Consultant,             62       Merrimack County Savings
1300 S. Clinton Street   Owner of Coughlin                           Bank; Trustee of Merrimack
Fort Wayne, IN 46802     Associates                                  Bankcorp, MHC
YOB: 1942
Nancy L. Frisby          Retired; Formerly: Senior          62                   N/A
1300 S. Clinton Street   Vice President and Chief
Fort Wayne, IN 46802     Financial Officer, Desoto
YOB: 1941                Memorial Hospital
Elizabeth S. Hager       Retired, State                     62                   N/A
1300 S. Clinton Street   Representative, State of
Fort Wayne, IN 46802     New Hampshire; Retired,
YOB: 1944                Executive Director, United
                         Way of Merrimack County
Gary D. Lemon,           Joseph Percival Allen, III,        62                   N/A
Ph.D.                    University Professor;
1300 S. Clinton Street   James W. Emison Director
Fort Wayne, IN 46802     of the Robert C.
YOB: 1948                McDermond Center for
                         Management and
                         Entrepreneurship;
                         Professor of Economics
                         and Management, DePauw
                         University
Thomas D. Rath           Managing Partner, Rath,            62       Associated Grocers of New
1300 S. Clinton Street   Young, and Pignatelli, P.C.                 England
Fort Wayne, IN 46802
YOB: 1945
Kenneth G. Stella        Retired; Formerly:                 62       Advisory Board of Harris
1300 S. Clinton Street   President Emeritus, Indiana                 Bank
Fort Wayne, IN 46802     Health Association,
YOB: 1943                Formerly: President,
                         Indiana Hospital & Health
                         Association
David H. Windley         Retired, Formerly: Director        62       N/A
1300 S. Clinton Street   of Blue & Co., LLC
Fort Wayne, IN 46802
YOB: 1943

Officers Who Are Not Trustees

                                                                                              Number of
                                                                                               Funds in
                                                                         Principal               Fund
                          Position(s)       Term of Office             Occupation(s)           Complex       Other Board
Name, Address and          Held With        and Length of               During Past          Overseen by     Memberships
Year of Birth               the Fund         Time Served                Five Years             Trustee     Held by Trustee
------------------------ ------------- ----------------------- ---------------------------- ------------- ----------------
Kevin J. Adamson         Second Vice   Second Vice President   Vice President, Lincoln           N/A             N/A
1300 S. Clinton Street   President     since May 2006          Investment Advisors
Fort Wayne, IN 46802                                           Corporation; Vice
YOB: 1966                                                      President, Director of
                                                               Funds Management, The
                                                               Lincoln National Life
                                                               Insurance Company;
                                                               Formerly: Director of
                                                               Financial Operations, Swiss
                                                               Re/Lincoln Re

                                                                                                     Number of
                                                                                                      Funds in
                                                                                Principal               Fund
                             Position(s)          Term of Office              Occupation(s)           Complex       Other Board
Name, Address and             Held With           and Length of                During Past          Overseen by     Memberships
Year of Birth                 the Fund             Time Served                 Five Years             Trustee     Held by Trustee
------------------------ ------------------ ------------------------- ---------------------------- ------------- ----------------
Anant Bhalla             Treasurer, Vice    Treasurer and Vice        Vice President and                N/A             N/A
Radnor Financial         President          President since March     Treasurer, Lincoln National
Center                                      2011                      Corporation; Formerly: Vice
150 N. Radnor Chester                                                 President and Treasurer,
Road                                                                  Ameriprise Financial.
Radnor, PA 19087
YOB: 1978
Diann L. Eggleston       Assistant Vice     Assistant Vice            Vice President, Lincoln           N/A             N/A
1300 S. Clinton Street   President          President since March     National Corporation
Fort Wayne, IN 46802                        2008
YOB: 1962
William P. Flory, Jr.    Chief Accounting   Chief Accounting          Second Vice President and         N/A             N/A
1300 S. Clinton Street   Officer and        Officer since May 2006;   Director of Separate
Fort Wayne, IN 46802     Second Vice        Second Vice President     Account Operations, The
YOB: 1961                President          since August 2007         Lincoln National Life
                                                                      Insurance Company
Kathleen S. Polston      Assistant          Assistant Treasurer       Assistant Vice President          N/A             N/A
1300 S. Clinton Street   Treasurer          since May 2006            and Assistant Treasurer,
Fort Wayne, IN 46804                                                  Director of Bank
YOB: 1957                                                             Relationship, The Lincoln
                                                                      National Life Insurance
                                                                      Company
Cynthia A. Rose          Secretary          Secretary since           Secretary; Lincoln VIP            N/A             N/A
1300 S. Clinton Street                      February 1995             Trust
Fort Wayne, IN 46802
YOB: 1954
David A. Weiss           Assistant Vice     Assistant Vice            Vice President, Lincoln           N/A             N/A
One Granite Place        President          President since August    Investment Advisors
Concord, NH 03301                           2007                      Corporation; Vice
YOB: 1976                                                             President, Funds
                                                                      Management Research,
                                                                      The Lincoln National Life
                                                                      Insurance Company;
                                                                      Formerly: Director, Funds
                                                                      Management Research;
                                                                      Mutual Fund/Securities
                                                                      Analyst; Senior Mutual
                                                                      Fund Analyst, Jefferson
                                                                      Pilot Corp.
John (Jack) A.           Chief              Chief Compliance          Vice President, Investment        N/A             N/A
Weston                   Compliance         Officer since May 2007    Advisor Chief Compliance
One Granite Place        Officer                                      Officer, The Lincoln
Concord, NH 03301                                                     National Life Insurance
YOB: 1959                                                             Company; Formerly:
                                                                      Treasurer, Jefferson Pilot
                                                                      Variable Fund, Inc.

Trustee Qualifications

The following is a brief description of the experience and attributes of each
Trustee that led the Board to conclude that each Trustee is qualified to serve on the Trust's Board of Trustees. References to the experience and attributes of Trustees are pursuant to requirements of the Securities and Exchange
Commission, and are not holding out the Board of Trustees or any Trustee as having any special expertise and shall not impose any greater responsibility or liability on any Trustee or on the Board of Trustees.

Michael D. Coughlin. Mr. Coughlin has served as a Trustee of the Lincoln
Variable Insurance Products Trust since 2007. Mr. Coughlin previously served as a Director of the Jefferson Pilot Variable Fund, Inc. (JPVF) from 1989 to 2007, and as Chairman of JPVF from 2005 to 2007. Mike is owner of Michael D. Coughlin
Associates (General Management Consulting) and previously was President of
Concord Litho Company, Inc. from 1985 to 1999. Mr. Coughlin's background includes Chairman or President roles in a number of

                                                                              13

companies and charitable organizations. He is currently a Trustee of Merrimack
County Savings Bank in New Hampshire. Through his experience, Mr. Coughlin is qualified to advise the Board in management, financial and investment matters.

Nancy L. Frisby. Ms. Frisby has been a Trustee for the Trust since 1992. Ms.
Frisby served as the Senior Vice President (since 2000) and Chief Financial
Officer of the DeSoto Memorial Hospital, Arcadia, Florida from 1999 until her retirement in 2007. She previously served as Chief Financial Officer of Bascom
Palmer Eye Institute at the University of Miami School of Medicine and the
Chief Financial Officer of St. Joseph Medical Center, Fort Wayne, IN. Ms.
Frisby is a member of the American Institute of Certified Public Accountants
and the Indiana CPA Society. She is a former officer of the Fort Wayne Chapter of the Financial Executives Institute, and previously served as Board Chair of the Byron Health Center in Fort Wayne. Through her experience, Ms. Frisby brings leadership and financial insight as Chair of the Audit Committee.

Elizabeth S. Hager. Ms. Hager has served as Trustee of the Trust since 2007, and previously had served as a Director of the Jefferson Pilot Variable Fund,
Inc. from 1989 to 2007. Ms. Hager served as Executive Director of the United
Way of Merrimack County from 1996 until July 1, 2010, then Executive Vice
President of Granite United Way until her retirement on March 31, 2011. Ms.
Hager has also served as a State Representative in the State of New Hampshire
for 26 years and on the Concord, New Hampshire City Council for nine years, with two of those years as Mayor of Concord. Previous experience for Ms. Hager also includes serving on the CFX Bank and Bank of New Hampshire Boards as well as many non-profit association boards. Through her experience, Ms. Hager provides the Board with legislative, consumer and market insights.

Daniel R. Hayes. Mr. Hayes has served as President and Trustee of the Trust since 2008, and as Chairman of the Trust since 2009.Mr. Hayes joined Lincoln
Financial Group as Head of Funds Management in 2008. Mr. Hayes also serves as
President and Director of Lincoln Investment Advisors Corporation. Mr. Hayes
previously served as Senior Vice President with Fidelity Investments, managing
Fidelity's business and relationships with insurance companies. Prior to his employment with Fidelity, Mr. Hayes served as Vice President with Provident
Mutual Life Insurance Company and as Vice President with Ameritas Financial.
Mr. Hayes brings over twenty years of knowledge and experience in retirement, investment management, insurance, distribution, operations, marketing and business management.

Gary D. Lemon. Dr. Lemon has served as Advisory Trustee for the Trust since
2004 and a Trustee since 2006. Dr. Lemon has a Master's Degree and Ph.D in
Economics. Since 1976, Dr. Lemon has been a Professor of Economics at DePauw
University. Dr. Lemon currently is the Joseph Percival Allen III University
Professor and is the Director of the McDermond Center for Management and
Entrepreneurship. He has served on several committees and in various advisory roles in both the community and university settings. Through his experience,
Dr. Lemon brings academic and investment insight as the Chair of the Investment
Committee.

Thomas D. Rath. Mr. Rath has served as a Trustee of the Trust since 2007 and previously served as a Director of the Jefferson Pilot Variable Fund, Inc.
since 1997. Mr. Rath, currently Chairman of Rath, Young and Pignatelli (Law
Firm), served as Managing Partner of the firm until 2006 and has been with the firm since 1987 when he founded it. Mr. Rath was previously Vice Chairman of
Primary Bank, Chairman of Horizon Bank, and Attorney General of the State of
New Hampshire. Through his experience, Mr. Rath brings a legal and legislative perspective to the Board.

Kenneth G. Stella. Mr. Stella has served as a Trustee of the Trust since 1998.
Mr. Stella is President Emeritus of the Indiana Hospital Association,
Indianapolis, Indiana, ("Association"). Mr. Stella served as the Chief
Executive Officer for the Association from 1983 to 2007, providing executive management and leadership of all Association programs and services. Mr. Stella also serves as a Board Member of St. Vincent Health. Through his experience,
Mr. Stella brings leadership and direction to the Board as the Lead Independent
Trustee and Chair of the Nominating and Governance Committee.

David H. Windley. Mr. Windley has served as a Trustee of the Trust since 2004.
Mr. Windley served as partner of the CPA firm of Blue & Co., LLC, from 1971 until his retirement in 2006, and worked as an auditor for healthcare, manufacturing, construction and various other industries. He was also a financial consultant to a number of different businesses. Through his experience, Mr. Windley provides accounting and business management insight to the Board.

Each Trustee also now has considerable familiarity with The Trust, its investment adviser and distributor, and their operations, as well as the special regulatory requirements governing regulated investment companies and the special responsibilities of investment company trustees as a result of his or her prior service as a Trustee of the Trust.

Board Oversight

The primary responsibility of the Board of Trustees is to represent the interests of the shareholders of the Trust and to provide oversight of the management of the Trust. The Trust's day to day operations are managed by the
Advisor and other service providers who have been approved by the Board. The
Board is currently comprised of eight trustees, seven of whom are classified under the 1940 Act as "non-interested" persons of the Trust ("Independent
Trustees") and one of whom is classified as an interested person of the Trust
("Interested Trustees"). An Interested Trustee serves as the Chairperson of the
Board.

The Board has a Lead Independent Trustee that serves as the primary liaison between Trust management and the Independent Trustees. The Lead Independent
Trustee is selected by the Independent Trustees and serves until a successor is selected. Mr. Stella currently serves as the Lead Independent Trustee. The Lead
Independent Trustee is the Independent Trustee that is currently serving as the
Chairperson of the Nominating and Governance Committee.

Generally, the Board acts by majority vote of all the Trustees, including a majority vote of the Independent Trustees if required by applicable law. The
Board establishes the policies and reviews and approves contracts and their continuance. The Board regularly requests and/or receives reports from the investment adviser, the Trust's other service providers and the Trust's Chief
Compliance Officer. The Board has established three standing committees and has delegated certain responsibilities to those committees. The Board and its committees meet periodically throughout the year to oversee the Trust's activities, review the fund's financial statements, oversee compliance with regulatory requirements, and review performance. The Independent Trustees are represented by independent legal counsel at Board meetings.

As part of its general oversight of the Trust, the Board is involved in the risk oversight of the Trust. The Board/Investment Committee reviews the investment performance of the funds with the Advisor at each of its regularly scheduled quarterly Board meetings. The Board also reviews fair valuation reports at the quarterly Board meetings. In addition, the Board must approve any material changes to a Fund's investment policies or restrictions. With respect to compliance matters, the Trust's Chief Compliance Officer provides the annual compliance report required by Rule 38a-1 under the 1940 Act, a quarterly report to the Board regarding the operation of the Trust's compliance policies and procedures and any material compliance issues that arose during the quarter and meets with the Audit Committee at its quarterly meeting.

The Board considered the number of funds in the Trust, the total assets of the
Trust and the general nature of the funds' investments and determined that its leadership structure is appropriate given the characteristics of the Trust.

Board Committees

The Board of Trustees has established an Audit Committee, which is responsible for overseeing the funds' financial reporting process on behalf of the Board of
Trustees and for reporting the result of their activities to the Board. The
Audit Committee will assist and act as a liaison with the Board of Trustees in fulfilling the Board's responsibility to shareholders of the Trust and others relating to oversight of fund accounting, the Trust's systems of control, the
Trust's process for monitoring compliance with laws and regulations, and the quality and integrity of the financial statements, financial reports, and audit of the Trust. In addition, the Audit Committee oversees the Trust's accounting policies, financial reporting and internal control systems. The members of the
Audit Committee include independent trustees: Nancy L. Frisby, Elizabeth S.
Hager, and David H. Windley. The Audit Committee met four times during the last fiscal year.

Effective January 1, 2008, the Board of Trustees established an Investment
Committee, which is responsible for overseeing underperforming or troubled funds and for performing certain contract renewal tasks as requested by the board. The members of the Investment Committee are: Michael D. Coughlin, Gary
D. Lemon and Thomas D. Rath. The Investment Committee met five times during the last fiscal year.

On February 23, 2004, the Board of Trustees established a Nominating and
Governance Committee. The current members of the committee are: Nancy L.
Frisby, Elizabeth S. Hager, Kenneth G. Stella and David H. Windley. The
Nominating and Governance Committee is responsible for, among other things, the identification, evaluation and nomination of potential candidates to serve on the Board of Trustees. The Nominating and Governance Committee met once during the last fiscal year. The Nominating and Governance Committee will accept shareholder trustee nominations. Any such nominations should be sent to the
Trust's Nominating and Governance Committee, c/o The Lincoln National Life
Insurance Company.

Ownership of Securities

As of December 31, 2010, the Trustees and officers as a group owned variable contracts that entitled them to give voting instructions with respect to less than 1% of the outstanding shares of each fund. As of December 31, 2010, the dollar range of equity securities owned beneficially by each trustee in the funds and in any registered investment companies overseen by the trustees within the same family of investment companies as the funds is as follows:

Interested Trustees

                                                                       Aggregate Dollar Range of Equity
                                                                    Securities in All Registered Investment
                                                                       Companies Overseen by Trustee in
Name of Trustee    Dollar Range of Equity Securities in the Funds       Family of Investment Companies
----------------- ------------------------------------------------ ----------------------------------------
Daniel R. Hayes                         None                                         None

                                                                              15

                            Independent Trustees

Name of Trustee                     Dollar Range of Equity Securities in the Funds
--------------------- --------------------------------------------------------------------------
Michael D. Coughlin                       LVIP MFS Value Fund - $1-$10,000
                                        LVIP Mid-Cap Value Fund - $1-$10,000
                                 LVIP Mondrian International Value Fund - $1-$10,000
                                     LVIP SSgA Small-Cap Index Fund - $1-$10,000
Nancy L. Frisby       LVIP Delaware Foundation Conservative Allocation Fund - $50,001-$100,000
                               LVIP Delaware Growth and Income Fund - $10,001-$50,000
                               LVIP Delaware Social Awareness Fund - $50,001-$100,000
                             LVIP Delaware Special Opportunities Fund - $50,001-$100,000
                                  LVIP SSgA Small Cap Index Fund - $10,001-$50,000
Elizabeth S. Hager              LVIP Delaware Growth & Income Fund - $10,001-$50,000
                                LVIP Delaware Social Awareness Fund - $10,001-$50,000
                                  LVIP Janus Capital Appreciation Fund - $1-$10,000
                                 LVIP Mondrian International Value Fund - $1-$10,000
                                      LVIP Moderate Profile Fund - $1-$$10,000
                                LVIP Moderately Aggressive Profile Fund - $1-$10,000
Gary D. Lemon                   LVIP Delaware Growth & Income Fund - $10,001-$50,000
Thomas D. Rath                     LVIP Delaware Growth & Income Fund - $1-$10,000
                                        LVIP Global Income Fund - $1-$10,000
                                  LVIP SSgA Emerging Markets 100 Fund - $1-$10,000
                                  LVIP T. Rowe Price Growth Stock Fund - $1-$10,000
Kenneth G. Stella               LVIP Delaware Social Awareness Fund - $10,001-$50,000
                             LVIP Delaware Special Opportunities Fund - $10,001-$50,000
David H. Windley                        LVIP Delaware Bond Fund - $1-$10,000
                                LVIP Delaware Social Awareness Fund - $10,001-$50,000
                             LVIP Delaware Special Opportunities Fund - $10,001-$50,000
                                   LVIP MFS International Growth Fund - $1-$10,000
                                 LVIP Mondrian International Value Fund - $1-$10,000
                            LVIP SSgA Developed International 150 Fund - $10,001-$50,000
                                LVIP SSgA Emerging Markets 100 Fund - $10,001-$50,000
                                 LVIP Wells Fargo Intrinsic Value Fund - $1-$10,000

                          Aggregate Dollar Range of Equity
                       Securities in All Registered Investment
                          Companies Overseen by Trustee in
Name of Trustee            Family of Investment Companies
--------------------- ----------------------------------------
Michael D. Coughlin   $ 10,001-$50,000
Nancy L. Frisby                    Over $100,000
Elizabeth S. Hager    $50,001-$100,000
Gary D. Lemon         $ 10,001-$50,000
Thomas D. Rath        $      1-$10,000
Kenneth G. Stella     $50,001-$100,000
David H. Windley      $50,001-$100,000

The following table sets forth the compensation paid to the independent trustees by the Trust as well as the compensation paid to the independent trustees by the Fund Complex for the fiscal year ended December 31, 2010:

Compensation Table

                                     Aggregate Compensation      Total Compensation From the
Name of Person, Position                 From the Trust            Trust And Fund Complex
--------------------------------    ------------------------    ----------------------------
  Michael D. Coughlin, Trustee               $69,000                       $69,000
  Nancy L. Frisby, Trustee                    75,000                        75,000
  Elizabeth S. Hager, Trustee                 69,000                        69,000
  Gary D. Lemon, Trustee                      76,000                        76,000
  Thomas D. Rath, Trustee                     69,000                        69,000
  Kenneth G. Stella, Trustee                  79,000                        79,000
  David H. Windley, Trustee                   69,000                        69,000

Investment Adviser and Sub-Advisers
Investment Adviser: Lincoln Investment Advisors Corporation (LIA) is the
investment adviser to the funds. LIA is a registered investment adviser and wholly-owned subsidiary of Lincoln National Corporation (LNC). LIA's address is
One Granite Place, Concord, New Hampshire 03301. LIA (or its predecessors) has served as an investment adviser to mutual funds for over 20 years.

LNC is a publicly-held insurance holding company organized under Indiana law.
Through its subsidiaries, LNC provides, on a national basis, insurance and financial services.

The advisory fee rates payable by both the Standard Class and the Service Class of each fund to LIA are set forth in the following table:

                                                            Annual Fee Rate Based on
Fund                                                        Average Daily Net Asset Value
----------------------------------------------------------- --------------------------------------
         LVIP Delaware Diversified Floating Rate Fund...... 0.60% of the first $500 million
                                                            0.55% of the excess over $500 million

         LVIP BlackRock Inflation Protected Bond Fund...... 0.45% of the first $500 million
                                                            0.40% of the excess over $500 million

         LVIP J.P. Morgan High Yield Fund.................. 0.65% of the first $500 million
                                                            0.60% of the excess over $500 million

Advisory Fees Paid by Each Fund and Its Predecessor Fund

                                                      2010      2009   2008
                                                  ------------ ------ -----
  LVIP Delaware Diversified Floating Rate Fund...  $241,675A    N/A    N/A
  LVIP BlackRock Inflation Protected Bond Fund...  $390,631A    N/A    N/A
  LVIP J.P. Morgan High Yield Fund...............  $204,818A    N/A    N/A

A The Fund commenced operations on May 3, 2010.

Pursuant to an Investment Management Agreement dated April 30, 2007 (the
Management Agreement), the adviser manages each fund's portfolio investments and reports to the board of trustees. With limited exception, each fund conducts its other business and affairs and bears the expenses and salaries necessary and incidental thereto. These expenses include, without limitation, expenses related to: the maintenance of the fund's books, records and procedures, including corporate secretary services; general accounting oversight; preparation of tax returns and reports; and, legal services provided by the adviser or an affiliate of the adviser.

Sub-Advisers. As adviser, LIA is primarily responsible for investment decisions affecting each of the funds under its management. However, LIA has entered into sub-advisory agreements with several professional investment management firms.
These firms are responsible for the day-to-day investment management of those funds' portfolios. Each sub-adviser makes investment decisions for its respective fund in accordance with that fund's investment objectives and places orders on behalf of that fund to effect those decisions. See the following table for more information about the sub-advisers and their fees:

                                                                                Annual Fee Rate Based On
Fund                                 Sub-Adviser                             Average Daily Net Asset Value
----------------------------- ------------------------- -----------------------------------------------------------------------
LVIP Delaware Diversified     Delaware Management       0.25% of the fund's average daily net assets.
Floating Rate Fund            Company (DMC)
                              2005 Market Street
                              Philadelphia, PA 19103
LVIP BlackRock Inflation      BlackRock Financial       0.15% of the first $100 million of the fund's average daily net assets
Protected Bond Fund           Management, Inc.          0.08% of the next $400 million of the fund's average daily net assets
                              (BlackRock)               0.05% of the excess over $500 million of the fund's daily net assets
                              55 E. 52nd Street
                              New York, NY 10055
LVIP J.P. Morgan High Yield   J.P. Morgan Investment    0.35% of the first $100 million of the fund's average daily net assets
Fund                          Management, Inc. (J.P.    0.30% of the excess over $100 million
                              Morgan)
                              245 Park Avenue
                              New York, NY 10167

Sub-Advisory Fees Paid by the Adviser


                                                      2010      2009   2008
                                                  ------------ ------ -----
  LVIP Delaware Diversified Floating Rate Fund...  $100,698A    N/A    N/A
  LVIP BlackRock Inflation Protected BondFund....  $116,048A    N/A    N/A
  LVIP J.P. Morgan High Yield Fund...............  $110,286A    N/A    N/A

A The Fund commenced operations on May 3,2010.

                                                                              17

BlackRock Financial Management, Inc. ("BlackRock") is an affiliate of BlackRock
Advisors, LLC, a wholly owned subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States, with approximately $3.56 trillion in assets under management as of December 31,
2010. BlackRock, Inc. is an affiliate of PNC Financial Services Group, Inc.
BlackRock has been an investment advisor since 1994.

As of December 31, 2010, Delaware Management Company (DMC) and its affiliates within Delaware Investments were managing in the aggregate more than $150 billion in assets in various institutional or separately managed, investment company, and insurance accounts. DMC is a series of Delaware Management
Business Trust, which is a subsidiary of Delaware Management Holdings, Inc.
("DMHI"). DMHI is a subsidiary, and subject to the ultimate control, of
Macquarie Group, Ltd. Macquarie is a Sydney, Australia-headquartered global provider of banking, financial, advisory, investment and funds management services ("Macquarie"). Delaware Investments is the marketing name for DMHI and its subsidiaries.

J.P. Morgan Investment Management Inc. (JPMIM). JPMIM is a wholly-owned subsidiary of J.P. Morgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company. JPMIM is located at 270 Park Avenue, New York, NY 10167 and had assets over $1.2 trillion under management as of December 31, 2010.

Service marks. The service mark for the funds and the name Lincoln have been adopted by the funds with the permission of LNC, and their continued use is subject to the right of LNC to withdraw this permission in the event the adviser should not be the investment adviser of the funds.

In the prospectus and sales literature, the name J.P. Morgan will be used with the LVIP J.P. Morgan High Yield Fund; Delaware with the LVIP Delaware
Diversified Floating Rate Fund; BlackRock with the LVIP BlackRock Inflation
Protected Bond Fund.

Fund Expenses. Expenses specifically assumed by each fund under its advisory agreement include, among others, compensation and expenses of the members of the fund's board of trustees who are not interested persons of the fund;
custodian fees; independent auditor fees; brokerage commissions; legal and accounting fees; registration and other fees in connection with maintaining required fund and share registration with the SEC and state securities authorities; and the expenses of printing and mailing updated prospectuses, proxy statements and shareholder reports to current contract owners.

Proxy Voting Policies and Procedures. The board of trustees has delegated to each fund's sub-adviser responsibility for voting any proxies relating to portfolio securities held by the fund in accordance with the sub-adviser's proxy voting policies and procedures. Summaries of the proxy voting policies and procedures to be followed by sub-advisers on behalf of the funds, including procedures to be used when a vote represents a conflict of interest, are attached hereto as Appendix B.

Information regarding how each fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available
(1) without charge, upon request, by call 1-800-4LINCOLN (454-6265); and (2) on the SEC's website at http://
www.sec.gov.

Portfolio Managers
The following provides information regarding each portfolio manager's other accounts managed, material conflicts of interests, compensation, and any ownership of securities in a fund. Each portfolio manager or team member is referred to in this section as a "portfolio manager." The portfolio managers are shown together in this section only for ease in presenting the information and should not be viewed for purposes of comparing the portfolio managers or the sub-advisory firms against one another. Each sub-advisory firm is a separate entity that may employ different compensation structures, may have different management requirements, and each portfolio manager may be affected by different conflicts of interest.

Other Accounts Managed

The following chart lists certain information about types of other accounts for which each portfolio manager was primarily responsible as of December 31, 2010.
Any accounts managed in a personal capacity appear under "Other Accounts" along with the other accounts managed on a professional basis. The personal account information is current as of the most recent calendar quarter end for which account statements are available.

                                               Registered                    Other Pooled
                                          Investment Companies           Investment Vehicles              Other Accounts
                                     ------------------------------ ------------------------------ -----------------------------
                                      Number of   Total Assets1 in   Number of   Total Assets1 in   Number of   Total Assets1 in
Sub-Adviser and Portfolio Manager      Accounts     the Accounts      Accounts     the Accounts      Accounts     the Accounts
------------------------------------ ----------- ------------------ ----------- ------------------ ----------- -----------------
BlackRock Financial Management, Inc.
Martin Hegarty......................       9           $ 6,100            3          $247,000           32          $14,000
Brian Weinstein.....................      14           $17,900           25          $  9,200          206          $83,600
Delaware Management Company
Roger Early.........................      18           $18,400            0                 0           45          $ 5,800
Paul Grillo.........................      20           $18,000            0                 0

                                                     Registered                    Other Pooled
                                                Investment Companies           Investment Vehicles
                                           ------------------------------ ------------------------------
                                            Number of   Total Assets1 in   Number of   Total Assets1 in
Sub-Adviser and Portfolio Manager            Accounts     the Accounts      Accounts     the Accounts
------------------------------------------ ----------- ------------------ ----------- ------------------
J. David Hillmeyer........................       2           $   116          0                  0
Kevin Loome...............................      18           $14,300          0                  0
J.P. Morgan Investment Management, Inc.
James Gibson..............................       3           $ 9,726          0                  0
William J. Morgan.........................       5           $ 9,906          9             $6,384
James Shanahan............................       7           $14,084          7             $2,200

                                                  Other Accounts
                                           -----------------------------
                                            Number of   Total Assets1 in
Sub-Adviser and Portfolio Manager            Accounts     the Accounts
------------------------------------------ ----------- -----------------
J. David Hillmeyer........................       1     under $1 million
Kevin Loome...............................      11     $2,700
J.P. Morgan Investment Management, Inc.
James Gibson..............................       0          0
William J. Morgan.........................      13     $  973
James Shanahan............................      11     $1,586

1in millions of dollars

Other Accounts Managed with Performance-Based Advisory Fees

The following table provides information for other accounts managed by each portfolio manager, with respect to which the advisory fee is based on account performance. Information is shown as of December 31, 2010:

                                             Number of Accounts
                                            With Incentive Fees        Total Assets
Sub-Adviser and Portfolio Managers         ---------------------    -----------------
BlackRock Financial Management, Inc.
Martin Hegarty.........................             0                      0
Brian Weinstein........................             8                $  2.8 billion
Delaware Management Company............
Roger Early............................             1                $546.4 million
Paul Grillo............................             1                $546.4 million
J. David Hillmeyer.....................             0                      0
Kevin Loome............................             0                      0
J.P. Morgan Investment Management, Inc.
James Gibson...........................             1                $  146 million
William J. Morgan......................             2                $  416 million
James Shanahan.........................             2                $  416 million

Material Conflicts of Interest

BlackRock Financial Management, Inc. (LVIP BlackRock Inflation Protected Bond
Fund)

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account.

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless,
BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to
BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund(s). In addition, BlackRock, its affiliates and significant shareholders and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of
BlackRock's (or its affiliates' or significant shareholders') officers, directors or employees are directors or officers, or companies as to which
BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. In this connection, it should be noted that Mr.
Weinstein currently manages certain accounts that are subject to performance fees. In addition, Mr. Weinstein assists in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and

                                                                              19

equitably among client accounts over time. These policies also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base as appropriate.

Delaware Management Company (LVIP Delaware Diversified Floating Rate Fund)

Material conflicts of interest may arise in connection with any Portfolio
Manager's management of any of the Funds' investments and the investments of the other accounts managed by the Portfolio Manager. For example, material conflicts may occur between the investment strategy of a Fund and the investment strategy of the other accounts managed by the Portfolio Manager, and material conflicts in allocation of investment opportunities between a Fund and such other accounts.

One or more of the accounts managed by a portfolio manager may have a performance-based fee. This compensation structure presents a potential conflict of interest. The portfolio manager has an incentive to manage such account so as to enhance its performance, to the possible detriment of other accounts for which the investment manager does not receive a performance-based fee.

J.P. Morgan Investment Management, Inc. (LVIP J.P. Morgan High Yield Fund)

The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Fund
("Similar Accounts"). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

Responsibility for managing J.P. Morgan Investment Management Inc. (JP
Morgan)'s and its affiliates clients' portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimize the potential for conflicts of interest.

JP Morgan and/or its affiliates may receive more compensation with respect to certain Similar Accounts than that received with respect to the Fund or may receive compensation based in part on the performance of certain Similar
Accounts. This may create a potential conflict of interest for JP Morgan and its affiliates or its portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, JP Morgan or its affiliates could be viewed as having a conflict of interest to the extent that JP Morgan or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in JP Morgan's or its affiliate's employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions imposed upon JP Morgan and its affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as JP Morgan or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. JP Morgan and its affiliates may be perceived as causing accounts they manages to participate in an offering to increase JP Morgan's or its affiliates' overall allocation of securities in that offering.

A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If JP Morgan or its affiliates manage accounts that engage in short sales of securities of the type in which the Fund invests,
JP Morgan or its affiliates could be seen as harming the performance of the
Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

As an internal policy matter, JP Morgan may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments JP Morgan or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. Such policies may preclude a Fund from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the Fund's objectives.

The goal of JP Morgan and its affiliates is to meet their fiduciary obligation with respect to all clients. JP Morgan and its affiliates have policies and procedures that seek to manage conflicts. JP Morgan and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with JP Morgan's Codes of Ethics and JPMC's
Code of Conduct. With respect to the allocation of investment opportunities, JP
Morgan and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:

Orders for the same equity security are aggregated on a continual basis throughout each trading day consistent with JP Morgan's duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, JP Morgan or its affiliates may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

Purchases of money market instruments and fixed income securities cannot always be allocated pro rata across the accounts with the same investment strategy and objective. However, JP Morgan and its affiliates attempt to mitigate any potential unfairness by basing non-pro rata allocations traded through a single trading desk or system upon objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of JP Morgan or its affiliates so that fair and equitable allocation will occur over time.

Compensation Structures and Methods

Information regarding each portfolio manager's compensation is attached hereto as Appendix C.

                                                                              21

Beneficial Interest of Portfolio Managers

Information regarding securities of each LVIP fund beneficially owned, if any, by portfolio managers is disclosed below. In order to own securities of a fund, a portfolio manager would need to own a Lincoln Life variable life insurance policy or variable annuity contract. Portfolio managers are not required to own securities of a fund. In addition, although the level of a portfolio manager's securities ownership may be an indicator of his or her confidence in the portfolio's investment strategy, it does not necessarily follow that a portfolio manager who owns few or no securities has any less confidence or is any less concerned about the applicable portfolio's performance.

As of the funds' fiscal year ended, December 31, 2010, no portfolio manager of any fund beneficially owned securities of any fund.

Principal Underwriter
Lincoln Financial Distributors, Inc. ("LFD"), 130 North Radnor-Chester Road,
Radnor, Pennsylvania 19087, serves as the principal underwriter for the Trust pursuant to a Principal Underwriting Agreement with the Trust dated June 1,
2007. Under the agreement, the Trust has appointed LFD as the principal underwriter and distributor of the Trust to sell shares of each class of each fund series of the Trust at net asset value in a continuous offering to insurance company separate accounts or employer-sponsored products. LFD will not retain underwriting commissions from the sale of fund shares. From January
1, 2010 through December 31, 2010, LFD received $19,125,575 in compensation from the Trust.

Administration Agreement
The Lincoln Variable Insurance Products Trust ("Trust") has entered into an
Administration Agreement (the Administration Agreement) with Lincoln National
Life Insurance Company (Lincoln Life), pursuant to which Lincoln Life provides various administrative services necessary for the operation of the funds. These services include, among others: coordination of all service providers;
providing personnel and office space; maintenance of each fund's books and records; general accounting monitoring and oversight; preparation of tax returns and reports; preparing and arranging for the distribution of all shareholder materials; preparing and coordinating the filing of all materials with the SEC and other federal and state regulatory authorities. As reimbursement for the cost of providing these administrative services for the year ended December 31, 2010, the Trust paid Lincoln Life $1,045,236 which was allocated to the funds based on average net assets. In addition, for the year ended December 31, 2010, the Trust reimbursed Lincoln Life for the cost of legal and corporate secretary services in the amount of $321,094. Beginning
January 1, 2011, the Trust will pay Lincoln Life a monthly fee which will be
..01% of the average daily net assets of each Fund during the month and will reimburse Lincoln Life for the cost of legal services.

Accounting Agreement
The Trust has entered into a fund accounting and financial administration services agreement (the Accounting Agreement) with The Bank of New York Mellon
(Mellon), effective October 1, 2007, pursuant to which Mellon provides certain accounting services for the funds. Services provided under the Accounting
Agreement include, among others, functions related to calculating the daily net asset values of each fund's shares, providing financial reporting information, regulatory compliance testing and other related accounting services. For these services, the funds pay Mellon an asset-based fee, subject to certain fee minimums, plus certain out-of-pocket expenses as set forth in the following table. The fees are payable on a monthly basis.

Annual Rate as a Percent of Average Daily Net Assets *
-------------------------------------------------------
         0.035% of first $15 billion
         0.0325% of next $5 billion
         0.030% of next $5 billion
         0.025% of next $5 billion
         0.020% over $30 billion



*  Pursuant to the Accounting Agreement, Mellon receives the following minimum annual fees: Year 1 - $3,000,000; Year 2 - $2,700,000; Year 3 - $2,300,000;
   Year 4 - $2,300,000; Year 5 - $2,300,000.

Code of Ethics
The Trust, LIA and the sub-advisers have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The board of trustees has reviewed and approved these Codes of Ethics. Subject to certain limitations and procedures, these codes permit personnel that they cover, including employees of LIA and the sub-advisers (if applicable) who regularly have access to information about


securities purchase for the funds, to invest in securities for their own accounts. This could include securities that may be purchased by funds. The codes are intended to prevent these personnel from taking inappropriate advantage of their positions and to prevent fraud upon the fund. The Trust's
Code of Ethics requires reporting to the board of trustees on compliance violations.

Description of Shares
The Trust was organized as a Delaware statutory trust on February 1, 2003 and is registered with the SEC as an open-end, management investment company. The
Trust's Certificate of Trust is on file with the Secretary of State of
Delaware. The Trust's Declaration of Trust authorizes the board of trustees to issue an unlimited number of shares, which are shares of beneficial interest, without par value. The Trust consists of 62 funds organized as separate series of shares. The Declaration of Trust authorizes the board of trustees to divide or redivide any unissued shares of the Trust into one or more additional series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption, and to establish separate classes of shares.

Each fund currently offers two classes of shares: the Standard Class and the
Service Class. The two classes of shares are identical, except that Service
Class shares are subject to a distribution (Rule 12b-1) fee. The Trust's 12b-1 plan allows each fund to pay distribution fees of up to 0.35% per year to those organizations that sell and distribute Service Class shares and provide services to Service Class shareholders and contract owners. The 12b-1 plan for the Service Class is discussed in the "Rule 12b-1 Plan" section of this SAI.

Each fund's shares (all classes) have no subscription or preemptive rights and only such conversion or exchange rights as the board of trustees may grant in its discretion. When issued for payment as described in the prospectus and this
SAI, the shares will be fully paid and non-assessable, which means that the consideration for the shares has been paid in full and the issuing fund may not impose levies on shareholders for more money. In the event of a liquidation or dissolution of the Trust, shareholders of each fund are entitled to receive the assets available for distribution belonging to that fund, and a proportionate distribution, based upon the relative asset values of the respective funds, of any general assets not belonging to any particular fund which are available for distribution, subject to any differential class expenses.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each fund affected by the matter. For purposes of determining whether the approval of a majority of the outstanding shares of a fund will be required in connection with a matter, a fund will be deemed to be affected by a matter unless it is clear that the interests of each fund in the matter are identical, or that the matter does not affect any interest of the fund. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a fund only if approved by a majority of the outstanding shares of that fund. However, Rule 18f-2 also provides that the ratification of independent public accountants (for funds having the same independent accountants), the approval of principal underwriting contracts, and the election of trustees may be effectively acted upon by shareholders of the
Trust voting without regard to individual funds. In such matters, all shares of the Trust have equal voting rights.

Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Trust to hold annual meetings of shareholders. As a result, shareholders may not consider each year the election of trustees or the appointment of auditors. However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Trust to hold a special meeting of shareholders for purposes of removing a trustee from office.
Shareholders may remove a trustee by the affirmative vote of two-thirds of the
Trust's outstanding voting shares. In addition, the board of trustees will call a meeting of shareholders for the purpose of electing trustees if, at any time, less than a majority of the trustees then holding office have been elected by shareholders.

Control Persons and Principal Holders of Securities
Each fund sells its shares of beneficial interest directly or indirectly to certain life insurance companies (Insurance Companies) for allocation to certain of their separate accounts established for the purpose of funding variable annuity contracts and variable life insurance policies (collectively,
Variable Contract). These Insurance Companies include, without limitation, (1)
The Lincoln National Life Insurance Company (Lincoln Life), an Indiana
insurance company, at 1300 South Clinton Street, Fort Wayne, IN 46802; (2)
Lincoln Life & Annuity Company of New York (Lincoln New York), a New York
insurance company, at 100 Madison Street, Suite 1860, Syracuse, NY 13202-2802;
and (3) other third party insurance companies.

The Insurance Companies as record owners are entitled to be present and vote fund shares at any shareholder meeting. However, under the 1940 Act, the
Insurance Companies are required to vote the fund shares at shareholder meetings according to the instructions received from the contract owners of the
Variable Contract. Fund shares held in an Insurance Company separate account for which no timely instructions are received will, subject to fair representation requirements, be voted by the Insurance Company in the same proportion as the voting instructions which are received from all other contract owners participating in that separate account. As a result of this
"echo voting," the instructions of a small number of contract owners may determine the outcome of matters subject

                                                                              23

to shareholder vote. Please refer to the prospectus and SAI for your variable annuity or variable life contract for additional information on the voting of shares at fund shareholder meetings.

The funds may sell their shares directly to the LVIP fund of funds, the shares of which are owned by Lincoln Life and Lincoln New York. As of the date of this
SAI, the funds had no shares outstanding. The LVIP fund of funds will vote shares of funds that they hold in the same proportion as the vote of all other holders of shares of such fund, as is described by Section 12(d)(1)(E)(iii)(aa)
of the 1940 Act.


25% Plus Record Holders

As of March 9, 2011, the following entities held of record more than 25% of each fund's outstanding shares as noted below:


Fund and Shareholder                                     Total Share Ownership
------------------------------------------------------- ----------------------
         LVIP J.P. Morgan High Yield Fund
         LVIP Moderately Aggressive Profile Fund.......         37.09%
         LVIP BlackRock Inflation Protected Bond Fund
         LVIP Moderately Aggressive Profile Fund.......         32.62%
         LVIP Delaware Diversified Floating Rate Fund
         Lincoln Life..................................         36.05%
         LVIP Moderately Aggressive Profile Fund.......         46.80%

5% Plus Record Holders

As of March 9, 2011, the shareholders listed below held of record 5% or more of a class of a fund's outstanding shares:


Fund / Shareholder - Share Class                                                 Share Ownership
------------------------------------------------------------------------------- ----------------
         LVIP J.P. Morgan High Yield Fund
         Lincoln Life - Standard Class.........................................        5.72%
         Lincoln Life - Service Class..........................................       93.98%
         LVIP Wilshire Moderate Profile Fund - Standard Class..................       16.10%
         LVIP Wilshire Moderately Aggressive Profile Fund - Standard Class.....       47.36%
         LVIP 2010 Profile Fund - Standard Class...............................       30.78%
         Lincoln New York - Service Class......................................        6.02%
         LVIP Delaware Diversified Floating Rate Fund
         LVIP Moderate Profile Fund - Standard Class...........................       25.01%
         Lincoln Life - Service Class..........................................       96.67%
         LVIP Moderately Aggressive Profile Fund - Standard Class..............       73.58%
         LVIP BlackRock Inflation Protected Bond Fund..........................
         LVIP 2010 Profile Fund - Standard Class...............................       27.28%
         LVIP 2030 Profile Fund - Standard Class...............................        5.90%
         LVIP Wilshire Moderate Profile Fund - Standard Class..................       17.12%
         LVIP Wilshire Moderately Aggressive Profile Fund - Standard Class.....       41.97%
         Lincoln Life - Service Class..........................................       93.95%
         Lincoln New York - Service Class......................................        6.05%

Rule 12b-1 Plan
Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a distribution and service plan (the Plan) for the Service Class of shares of each fund. As previously noted, the Trust offers shares of beneficial interest to Insurance
Companies for allocation to certain of their Variable Contracts. The Trust may pay the Insurance Companies or others, out of the assets of a Service Class, for activities primarily intended to sell Service Class shares or Variable
Contracts offering Service Class shares. The Trust would pay each third party for these services pursuant to a written agreement with that third party.

Payments made under the Plan may be used for, among other things: the printing of prospectuses and reports used for sales purposes; preparing and distributing sales literature and related expenses; advertisements; education of contract owners or dealers and their representatives; and other distribution-related expenses. Payments made under the Plan may also be used to pay Insurance
Companies, dealers or others for, among other things: service fees as defined under NASD rules; furnishing personal services or such other enhanced services as the Trust or a Variable Contract may require; or maintaining customer accounts and records.

For the noted services, the Plan authorizes each fund to pay to Insurance
Companies or others, out of the assets of the Service Class, a monthly fee (the
Plan Fee) not to exceed 0.35% per annum of the average daily net asset value of the Service Class shares of such fund, as compensation or reimbursement for services rendered and/or expenses borne. The Plan Fee is currently 0.25% for the funds. The Plan Fee may be adjusted by the Trust's board of trustees from time to time. The Plan may not limit Plan Fees to amounts actually expended by third-parties for services rendered and/or expenses borne. A third-party, therefore, may realize a profit from Plan Fees in any particular year.

                                                                              25

No "interested person" or independent trustee of a fund had or has a direct or indirect financial interest in the operation of the Plan or any related agreement.

The Board of Trustees, including a majority of the Independent Trustees, have determined that, in the exercise of reasonable business judgment and in light of their fiduciary duties, there is a reasonable likelihood that the Plan will benefit each fund and contract owners of the Service Class of each fund. Each year, the Trustees must make this determination for the Plan to be continued.

For the fiscal year ended December 31, 2010, the total amount of distribution related expenses paid by the Service Class shares of the funds was approximately $19,125,575. For the fiscal year ended December 31, 2010, the distribution related expenses paid by the Service Class under the Plan were used for compensation to broker-dealers and sales personnel and for printing and mailing of prospectuses to other than current shareholders.

Revenue Sharing
LIA and its affiliates, including Lincoln Financial Distributors, Inc. ("LFD"), and/or the funds' sub-advisers (if applicable) may pay compensation at their own expense, including the profits from the advisory fees LIA receives from the funds or the sub-advisory fees the sub-advisers receive from LIA (if applicable), to affiliated or unaffiliated brokers, dealers or other financial intermediaries ("financial intermediaries") in connection with the sale or retention of fund shares or the sales of insurance products that contain the funds and/or shareholder servicing ("distribution assistance"). For example,
LFD may pay additional compensation to financial intermediaries for various purposes, including, but not limited to, promoting the sale of fund shares and the products that include the fund shares; access to their registered representatives; sub-accounting, administrative or shareholder processing services; and marketing and education support. Such payments are in addition to any distribution fees, service fees and/or transfer agency fees that may be payable by the funds. The additional payments may be based on factors, including level of sales, the funds' advisory fees, some other agreed upon amount, or other measures as determined from time to time.

A significant purpose of these payments is to increase sales of the funds'
shares and the products that contain the funds. LIA and/or its affiliates may benefit from these payments of compensation to financial intermediaries through increased fees resulting from additional assets acquired through the sale of insurance products through such intermediaries.

Valuation of Portfolio Securities
A fund determines its net asset value per share by subtracting its liabilities
(including accrued expenses and dividends payable) from its total assets (the value of the securities the fund holds plus cash and other assets, including income accrued but not yet received) and dividing the result by the total number of shares outstanding. In addition to the disclosure in the funds'
prospectus under the "Net Asset Value" section, the value of a fund's investments is determined as follows.

Options Trading. For those funds engaging in options trading, fund investments underlying call options will be valued as described previously. Options are valued at the last sale price or, if there has been no sale that day, at the mean of the last bid and asked price on the principal exchange where the option is traded, as of the close of trading on the NYSE. The fund's net asset value will be increased or decreased by the difference between the premiums received on writing options and the cost of liquidating those positions measured by the closing price of those options on the exchange where traded.

Futures Contracts and Options. For those funds buying and selling futures contracts and related options thereon, the futures contracts and options are valued at their daily settlement price.

Foreign Securities. For funds investing in foreign securities, the value of a foreign portfolio security held by a fund is determined based upon its closing price or upon the mean of the closing bid and asked prices on the foreign exchange or market on which it is traded and in the currency of that market, as of the close of the appropriate exchange. As of the close of business on the
NYSE, the fund's portfolio securities which are quoted in foreign currencies are converted into their U.S. dollar equivalents at the prevailing market rates, as computed by the custodian of the fund's assets.

However, trading on foreign exchanges may take place on dates or at times of day when the NYSE is not open; conversely, overseas trading may not take place on dates or at times of day when the NYSE is open. Any of these circumstances could affect the net asset value of fund shares on days when the investor has no access to the fund.

Portfolio Holdings Disclosure
The Trust's Board of Trustees has adopted policies and procedures designed to ensure that disclosure of information regarding a fund's portfolio securities is in the best interests of fund shareholders. In accordance with these policies and procedures, fund management will make shareholders reports or other regulatory filings containing a fund's portfolio holdings available free of charge to

individual investors, institutional investors, intermediaries that distribute the fund's shares, and affiliated persons of the fund that make requests for such holdings information. Shareholder reports are available 60 days after the end of each semi-annual reporting period.

Fund management may provide a fund's top-ten holdings immediately after each quarter-end to Lincoln Life and other insurance companies who include the funds in their products ("Insurance Companies"). All Insurance Companies that receive nonpublic portfolio holdings information must sign a confidentiality agreement agreeing to keep the nonpublic portfolio information strictly confidential and not to engage in trading on the basis of the information. The Insurance
Companies may include this information in marketing and other public materials
(including via website posting) 15 days after the end of the quarter.

Fund management will post all of the holdings for each fund other than the LVIP
Money Market fund, to a publicly available website no earlier than 25 calendar days after quarter end, and for each Lincoln Profile fund and LVIP SSgA
Rules-Based fund, no earlier than 25 calendar days after any material changes are made to the holdings of such fund. At the time of the disclosure on the website, the portfolio holdings of these funds will be deemed public.

Fund management may also provide holdings information following the end of the quarterly reporting period under a confidentiality agreement to third-party service providers, including but not limited to independent rating and ranking organizations, which conduct market analyses of the fund's portfolio holdings against benchmarks or securities market indices. All such third parties must sign a confidentiality agreement agreeing to keep the non-public portfolio information strictly confidential and not to engage in trading on the basis of the information. These parties may disseminate the portfolio holdings information when the portfolio holdings are deemed to be public. Fund management currently provides holdings information to Factset on a daily basis.

The Trust sub-advisers have an ongoing arrangement with the following third parties to make available information about a fund's portfolio holdings: (1)
ratings organizations, such as Moodys, S&P, Morningstar and Lipper, provided generally on a monthly basis for the purpose of reviewing the particular fund;
(2) portfolio analysis companies, such as Factset Research Systems, Linedata
Services, Inc., Glass, Lewis & Co., Investment Technology Group, Inc.,
BondEdge, Investools, Plexus, Saloman Analytics, Inc., Wilshire Analytics
Axiom, ITG Plexus Alpha Capture, MSCI BARRA, Inc., Bloomberg, L.P., Investor
Tools Perform, J.P. Morgan Securities, Inc., BARRA TotalRisk Systems, Thompson
Baseline RiskMetrics and Barclays Point provided generally on a daily or monthly basis for the purpose of compiling reports, preparing comparative analysis data and trade execution evaluation; (3) proxy voting or class action services, such as ADP, Broadridge Financial Solutions, Inc., Institutional
Shareholder Services (ISS) - ISS/RiskMetrics or Brown Brothers Harriman & Co.,
provided generally on a daily or bi-monthly basis for the purpose of voting proxies relating to portfolio holdings or providing corporate actions services and trade confirmation; (4) computer systems, products, services, and software vendors, such as Advent Software, Inc., Eagle Investment Systems Corp., The
MacGregor Group, OMGEO LLC, CDS/Computer, Checkfree, Cogent Consulting, GFP
Acquisition Company, Inc. D.B.A. GCom2 Solutions, Siemens Business Services,
Inc. and GainsKeeper, Inc. provided generally on a daily basis for the purpose of providing computer products, services, software and accounting systems to the sub-advisers; and (5) operational services, such as Bank of New York
Mellon, State Street Bank and Trust Company, State Street Investment Manager
Solutions, Markit WSO Corporation and Standard & Poor's Securities Evaluations
Services provided generally on a daily basis for the purpose of providing operational functions including fund pricing and OTC derivative swap products to the sub-advisers. Each of the above unaffiliated third parties must agree to keep the fund's holdings information confidential and not engage in trading on the basis of the information. The sub-advisers do not receive compensation in connection with these arrangements.

Fund management may provide, at any time, portfolio holdings information to:
(a) fund service providers and affiliates, such as the funds' investment adviser, sub-advisers, custodian and independent registered public accounting firm, to the extent necessary to perform services for the funds; and (b) state and federal regulators and government agencies as required by law or judicial process. These entities are subject to duties of confidentiality imposed by law, contract, or fiduciary obligations.

The funds will disclose their portfolio holdings in public SEC filings. The
Trust's board of trustees also may, on a case-by-case basis, authorize disclosure of the funds' portfolio holdings, provided that, in its judgment, such disclosure is not inconsistent with the best interests of shareholders, or may impose additional restrictions on the dissemination of portfolio information.

Neither the funds, the investment adviser nor any affiliate receive any compensation or consideration in connection with the disclosure of the funds'
portfolio holdings information.

Fund management is responsible for ensuring appropriate disclosure is made regarding these procedures in the funds' prospectus and/or SAI.

The Trust's board of trustees exercises oversight of these policies and procedures. In this regard, fund management will inform the trustees if any substantial changes to the procedures become necessary to ensure that the procedures are in the best interest of fund shareholders. The officers will consider any possible conflicts between the interest of fund shareholders, on the one hand, and those of the funds' investment adviser and other fund affiliates, on the other. Moreover, the funds' chief compliance officer will address the operation of the funds' procedures in the annual compliance report to the board and will recommend any remedial changes to the procedures.

                                                                              27

Purchase and Redemption Information
Shares of a fund may not be purchased or redeemed by individual investors directly but may be purchased or redeemed by such investors only through variable annuity contracts or variable life contracts offered by Lincoln Life,
LNY and other insurance companies. Shares of the funds may also be purchased by the LVIP Profile Funds, which invest their assets in other mutual funds. The offering price of each fund's shares is equal to its net asset value per share.


If conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, a fund may make payment wholly or partly in securities or other investment instruments which may not constitute securities as such term is defined in the applicable securities laws. If a redemption is paid wholly or partly in securities or other property, a shareholder would incur transaction costs in disposing of the redemption proceeds.

Custodian and Transfer Agent
All securities, cash and other similar assets of the funds are currently held in custody by The Bank of New York Mellon, One Mellon Center, Pittsburgh,
Pennsylvania 15258.

The custodian shall: receive and disburse money; receive and hold securities;
transfer, exchange, or deliver securities; present for payment coupons and other income items, collect interest and cash dividends received, hold stock dividends, etc.; cause escrow and deposit receipts to be executed; register securities; and deliver to the funds proxies, proxy statements, etc.

Lincoln Life performs the dividend and transfer agent functions for each fund.

Independent Registered Public Accounting Firm
The board of trustees has engaged Ernst & Young LLP, Two Commerce Square, Suite
4000, 2001 Market Street, Philadelphia, PA 19103, to serve as the Independent
Registered Public Accounting Firm for the funds. In addition to the audits of the financial statements of the funds, other services provided include review of annual reports and registration statements filed with the SEC; consultation on financial accounting and reporting matters; and meetings with the Audit
Committee.

Financial Statements
The audited financial statements and the reports of Ernst & Young LLP are incorporated by reference to each fund's 2010 annual report. We will provide a copy of each fund's annual report on request and without charge. Either write
The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana
46801 or call: 1-800-4LINCOLN (454-6265).

Taxes
Each fund intends to qualify and has elected to be taxed as a regulated investment company under certain provisions of the Internal Revenue Code of
1986 (the Code). If a fund qualifies as a regulated investment company and complies with the provisions of the Code relieving regulated investment companies which distribute substantially all of their net income (both net ordinary income and net capital gain) from federal income tax, it will be relieved from such tax on the part of its net ordinary income and net realized capital gain which it distributes to its shareholders. To qualify for treatment as a regulated investment company, each fund must, among other things, derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies (subject to the authority of the Secretary of the Treasury to exclude foreign currency gains which are not directly related to the fund's principal business of investing in stock or securities or options and futures with respect to such stock or securities), or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its investing in such stocks, securities, or currencies.

Each fund also intends to comply with diversification regulations under Section
817(h) of the Code, that apply to mutual funds underlying variable contracts.
Generally, a fund will be required to diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments.
For this purpose, securities of a given issuer are treated as one investment, but each U.S. government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. government or an agency or instrumentality of the U.S. government is treated as a security issued by the U.S. government or its agency or instrumentality, whichever is applicable.

Failure by a fund to both qualify as a regulated investment company and satisfy the Section 817(h) diversification requirements would generally cause Variable
Contracts that include the fund as an underlying investment to lose their favorable tax status and require contract holders to include in ordinary income any income under the contracts for the current and all prior taxable years.
Under certain circumstances described in the applicable Treasury regulations, inadvertent failure to satisfy the applicable diversification requirements may be corrected, but such a correction would require a payment to the Internal
Revenue Service (IRS) based on the tax contract holders would have incurred if they were treated as receiving the income on the contract for the period during which the diversification requirements were not satisfied. Any such failure may also result in adverse tax consequences for the insurance company issuing the contracts. Failure by a fund to qualify as a regulated investment company would also subject a fund to federal and state income taxation on all of its taxable income and gain, whether or not distributed to shareholders.

Since individual contract owners are generally not treated as shareholders of the funds, no discussion is included regarding the federal income tax consequences at the shareholder level.

The discussion of federal income tax considerations in the prospectus, in conjunction with the foregoing, is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect as interpreted by the Courts and the Internal Revenue Service (IRS). These
interpretations can be changed at any time. The above discussion covers only federal tax considerations with respect to the funds. State and local taxes vary.

                                                                              29

APPENDIX A

Bond and Commercial Paper Ratings
Certain of the funds' investment policies and restrictions include references to bond and commercial paper ratings. The following is a discussion of the rating categories of Moody's Investors Service, Inc. and Standard & Poor's
Corp.

Moody's Investors Service, Inc.

Aaa-Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa-Bonds which are rated Aa are judged to be of high quality by all standards.
Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A-Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa-Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba-Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B-Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa-Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca-Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Standard & Poor's Corp.

AAA-This is the highest rating assigned by Standard & Poor's Corp. to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA-Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A-Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB-Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas these bonds normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest than for bonds in the A category and higher.

BB-B-CCC-CC-Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's Investors Service, Inc.

Moody's Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Prime 1-Highest Quality;

Prime 2-Higher Quality;

Prime 3-High Quality.

Standard & Poor's Corp.

A Standard & Poor's Corp. commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The fund will invest in commercial paper rated in the A
Categories, as follows:

A-Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2, and 3 to indicate the relative degree of safety. (The funds will not invest in commercial paper rated A-3).

A-1 This designation indicates that the degree of safety regarding timely payment is very strong.

A-2 Capacity for timely payment on issues with this designation is strong.
However, the relative degree of safety is not overwhelming as for issues designated A-1.

                                                                              31

APPENDIX B

BlackRock Financial Management, Inc.
PROXY VOTING GUIDELINES FOR U.S. SECURITIES

These guidelines should be read in conjunction with BlackRock's Global
Corporate Governance and Engagement Principles.

INTRODUCTION

BlackRock, Inc. and its subsidiaries (collectively, "BlackRock") seek to make proxy voting decisions in the manner most likely to protect and promote the economic value of the securities held in client accounts. The following issue-specific proxy voting guidelines (the "Guidelines") are intended to summarize BlackRock's general philosophy and approach to issues that may commonly arise in the proxy voting context for U.S. Securities. These
Guidelines are not intended to limit the analysis of individual issues at specific companies and are not intended to provide a guide to how BlackRock will vote in every instance. Rather, they share our view about corporate governance issues generally, and provide insight into how we typically approach issues that commonly arise on corporate ballots. They are applied with discretion, taking into consideration the range of issues and facts specific to the company and the individual ballot item.

VOTING GUIDELINES

These guidelines are divided into six key themes which group together the issues that frequently appear on the agenda of annual and extraordinary meetings of shareholders.

The six key themes are:
o Boards and directors
o Auditors and audit-related issues
o Capital structure, mergers, asset sales and other special transactions
o Remuneration and benefits
o Social, ethical and environmental issues
o General corporate governance matters

Boards and directors
Director elections
BlackRock generally supports board nominees in most uncontested elections.
However, BlackRock may withhold votes from the entire board in certain situations, including, but not limited to:

o Where a board fails to implement shareholder proposals that receive a majority of votes cast at a prior shareholder meeting, and the proposals, in our view, have a direct and substantial impact on shareholders' fundamental rights or long-term economic interests.
o Where a board implements or renews a poison pill without seeking shareholder approval beforehand or within a reasonable period of time after implementation.

BlackRock may withhold votes from members of particular board committees (or prior members, as the case may be) in certain situations, including, but not limited to:

o An insider or affiliated outsider who sits on any of the board's key committees (i.e., audit, compensation, nominating and governance), which we believe generally should be entirely independent. However, BlackRock will examine a board's complete profile when questions of independence arise prior to casting a withhold vote for any director. For controlled companies, as defined by the U.S. stock exchanges, we will only vote against insiders or affiliates who sit on the audit committee, but not other key committees.
o Members of the audit committee during a period when the board failed to facilitate quality, independent auditing.
o Members of the audit committee where substantial accounting irregularities suggest insufficient oversight by that committee.
o Members of the audit committee during a period in which we believe the company has aggressively accounted for its equity compensation plans.
o Members of the compensation committee during a period in which executive compensation appears excessive relative to performance and peers, and where we believe the compensation committee has not already substantially addressed this issue.
o Members of the compensation committee where the company has repriced options without contemporaneous shareholder approval.
o The chair of the nominating committee, or where no chair exists, the nominating committee member with the longest tenure, where board members have previously received substantial withhold votes and the board has not taken appropriate action to respond to shareholder concerns. This may not apply in cases where BlackRock did not support the initial withhold vote.
o The chair of the nominating committee, or where no chair exists, the nominating committee member with the longest tenure, where the board is not composed of a majority of independent directors. However, this would not apply in the case of a controlled company.

BlackRock may withhold votes from individual board members in certain situations, including, but not limited to:

o Where BlackRock obtains evidence that casts significant doubt on a director's qualifications or ability to represent shareholders.
o Where it appears the director has acted (at the company or at other companies) in a manner that compromises his or her reliability in representing the best long-term economic interests of shareholders.
o Where a director has a pattern of attending less than 75% of combined board and applicable key committee meetings.

Age limits / term limits
We typically oppose limits on the pool of directors from which shareholders can choose their representatives, especially where those limits are arbitrary or unrelated to the specific performance or experience of the director in question.

Board size
We generally defer to the board in setting the appropriate size. We believe directors are generally in the best position to assess what size is optimal to ensure a board's effectiveness. However, we may oppose boards that appear too small to allow for effective shareholder representation or too large to function efficiently.

Classified board of directors / staggered terms
A classified board of directors is one that is divided into classes (generally three), each of which is elected on a staggered schedule (generally for three years). At each annual meeting, only a single class of directors is subject to reelection (generally one-third of the entire board).

We believe that classification of the board dilutes shareholders' right to evaluate promptly a board's performance and limits shareholder selection of their representatives. By not having the mechanism to immediately address concerns we may have with any specific director, we lose the ability to provide valuable feedback to the company. Furthermore, where boards are classified, director entrenchment is more likely, because review of board service generally only occurs every three years. Therefore, we typically vote against classification and for proposals to eliminate board classification.

Cumulative voting for directors
Cumulative voting allocates one vote for each share of stock held, times the number of directors subject to election. A shareholder may cumulate his/her votes and cast all of them in favor of a single candidate, or split them among any combination of candidates. By making it possible to use their cumulated votes to elect at least one board member, cumulative voting is typically a mechanism through which minority shareholders attempt to secure board representation.

BlackRock may support cumulative voting proposals at companies where the board is not majority independent. However, we may oppose proposals that further the candidacy of minority shareholders whose interests do not coincide with our fiduciary responsibility.

Director compensation and equity programs
We believe that compensation for independent directors should be structured to align the interests of the directors with those of shareholders, whom the directors have been elected to represent. We believe that independent director compensation packages based on the company's long-term performance and that include some form of long-term equity compensation are more likely to meet this goal; therefore, we typically support proposals to provide such compensation packages. However, we will generally oppose shareholder proposals requiring directors to own a minimum amount of company stock, as we believe that companies should maintain flexibility in administering compensation and equity programs for independent directors, given each company's and director's unique circumstances.

Indemnification of directors and officers
We generally support reasonable but balanced protection of directors and officers. We believe that failure to provide protection to directors and officers might severely limit a company's ability to attract and retain competent leadership. We generally support proposals to provide indemnification that is limited to coverage of legal expenses. However, we may oppose proposals that provide indemnity for: breaches of the duty of loyalty; transactions from which a director derives an improper personal benefit; and actions or omissions not in good faith or those that involve intentional misconduct.

Independent board composition
We generally support shareholder proposals requesting that the board consist of a two-thirds majority of independent outside directors, as we believe that an independent board faces fewer conflicts and is best prepared to protect shareholder interests.

Liability insurance for directors and officers
Proposals regarding liability insurance for directors and officers often appear separately from indemnification proposals. We will generally support insurance against liability for acts committed in an individual's capacity as a director or officer of a company following the same approach described above with respect to indemnification.

Limits on director removal
Occasionally, proposals contain a clause stipulating that directors may be removed only for cause. We oppose this limitation of shareholders' rights.
Majority vote requirements
BlackRock generally supports the concept of director election by majority vote.
Majority voting standards assist in ensuring that directors who are not broadly supported by shareholders are not elected to serve as their representatives.
However, we also recognize that

                                                                              33

there are many methods for implementing majority vote proposals. Where we believe that the company already has a sufficiently robust majority voting process in place, we may not support a shareholder proposal seeking an alternative mechanism.

Separation of chairman and CEO positions
We generally support shareholder proposals requesting that the positions of chairman and CEO be separated. We may consider the designation of a lead director to suffice in lieu of an independent chair, but will take into consideration the structure of that lead director's position and overall corporate governance of the company in such cases.

Shareholder access to the proxy
We believe that shareholders should have the opportunity, when necessary and under reasonable conditions, to nominate individuals to stand for election to the boards of the companies they own. In our view, securing a right of shareholders to nominate directors without engaging in a control contest can enhance shareholders' ability to participate meaningfully in the director election process, stimulate board attention to shareholder interests, and provide shareholders an effective means of directing that attention where it is lacking.

We prefer an access mechanism that is equally applied to companies throughout the market with sufficient protections to limit the potential for abuse. Absent such a mechanism under current law, we consider these proposals on a case-by-case basis. In evaluating a proposal requesting shareholder access at a company, we consider whether access is warranted at that particular company at that time by taking into account the overall governance structure of the company as well as issues specific to that company that may necessitate greater board accountability. We also look for certain minimum ownership threshold requirements, stipulations that access can be used only in non-hostile situations, and reasonable limits on the number of board members that can be replaced through such a mechanism.

Auditors and audit-related issues
BlackRock recognizes the critical importance of financial statements that provide a complete and accurate portrayal of a company's financial condition.
Consistent with our approach to voting on boards of directors, we seek to hold the audit committee of the board responsible for overseeing the management of the audit function at a company, and may withhold votes from the audit committee's members where the board has failed to facilitate quality, independent auditing. We take particular note of cases involving significant financial restatements or material weakness disclosures.

The integrity of financial statements depends on the auditor effectively fulfilling its role. To that end, we favor an independent auditor. In addition, to the extent that an auditor fails to reasonably identify and address issues that eventually lead to a significant financial restatement, or the audit firm has violated standards of practice that protect the interests of shareholders, we may also vote
against ratification.

From time to time, shareholder proposals may be presented to promote auditor independence or the rotation of audit firms. We may support these proposals when they are consistent with our views as described above.

Capital structure, mergers, asset sales and other special transactions
In reviewing merger and asset sale proposals, BlackRock's primary concern is the best long-term economic interests of shareholders. While these proposals vary widely in scope and substance, we closely examine certain salient features in our analyses. The varied nature of these proposals ensures that the following list will be incomplete. However, the key factors that we typically evaluate in considering these proposals include:

Market premium: For mergers and asset sales, we make every attempt to determine the degree to which the proposed transaction represents a premium to the company's trading price. In order to filter out the effects of pre-merger news leaks on the parties' share prices, we consider a share price from a time period in advance of the merger announcement. In most cases, business combinations should provide a premium; benchmark premiums vary by industry and direct peer group. Where one party is privately held, we look to the comparable transaction analyses provided by the parties' financial advisors. For companies facing insolvency or bankruptcy, a market premium may not apply.

Strategic reason for transaction: There should be a favorable business reason for the combination.

Board approval/transaction history: Unanimous board approval and arm's-length negotiations are preferred. We examine transactions that involve dissenting boards or that were not the result of an arm's-length bidding process to evaluate the likelihood that a transaction is in shareholders' interests. We also seek to ensure that executive and/or board members' financial interests in a given transaction do not affect their ability to place shareholders'
interests before their own.

Financial advisors' fairness opinions: We scrutinize transaction proposals that do not include the fairness opinion of a reputable financial advisor to evaluate whether shareholders' interests were sufficiently protected in the merger process.

Anti-greenmail provisions
Greenmail is typically defined as payments to a corporate raider to terminate a takeover attempt. It may also occasionally refer to payments made to a dissident shareholder in order to terminate a potential proxy contest or shareholder proposal. We typically view such payments as a misuse of corporate assets which denies shareholders the opportunity to review a matter of direct economic concern

and potential benefit to them. Therefore, we generally support proposals to prevent boards from making greenmail payments. However, we generally will oppose provisions designed to limit greenmail payments that appear to unduly burden or prohibit legitimate use of corporate funds.

Blank check preferred
See Preferred Stock.

Eliminate preemptive rights
Preemptive rights give current shareholders the opportunity to maintain their current percentage ownership despite any subsequent equity offerings. These provisions are no longer common in the U.S., and may restrict management's ability to raise new capital.

We generally support the elimination of preemptive rights, but will often oppose the elimination of limited preemptive rights, (e.g., rights that would limit proposed issuances representing more than an acceptable level of dilution).

Equal voting rights
BlackRock supports the concept of equal voting rights for all shareholders.
Some management proposals request authorization to allow a class of common stock to have superior voting rights over the existing common or to allow a class of common to elect a majority of the board. We oppose such differential voting power as it may have the effect of denying shareholders the opportunity to vote on matters of critical economic importance to them.

However, when a shareholder proposal requests to eliminate an existing dual-class voting structure, we seek to determine whether this action is warranted at that company at that time, and whether the cost of restructuring will have a clear economic benefit to shareholders. We evaluate these proposals on a case-by-case basis, and we consider the level and nature of control associated with the dual-class voting structure as well as the company's history of responsiveness to shareholders in determining whether support of such a measure is appropriate.

Fair price provisions
Originally drafted to protect shareholders from tiered, front-end-loaded tender offers, these provisions have largely evolved into anti-takeover devices through the imposition of supermajority vote provisions and high premium requirements. BlackRock examines proposals involving fair price provisions and generally votes in favor of those that appear designed to protect minority shareholders, but against those that appear designed to impose barriers to transactions or are otherwise against the economic interests of shareholders.

Increase in authorized common shares
BlackRock considers industry specific norms in our analysis of these proposals, as well as a company's history with respect to the use of its common shares.
Generally, we are predisposed to support a company if the board believes additional common shares are necessary to carry out the firm's business. The most substantial concern we might have with an increase is the possibility of use of common shares to fund a poison pill plan that is not in the economic interests of shareholders. Therefore, we generally do not support increases in authorized common shares where a company has no stated use for the additional common shares and/or has a substantial amount of previously authorized common shares still available for issue that is sufficient to allow the company to flexibly conduct its operations, especially if the company already has a poison pill in place. We may also oppose proposals that include common shares with unequal voting rights.
Increase or issuance of preferred stock
These proposals generally request either authorization of a class of preferred stock or an increase in previously authorized preferred stock. Preferred stock may be used to provide management with the flexibility to consummate beneficial acquisitions, combinations or financings on terms not necessarily available via other means of financing. We generally support these proposals in cases where the company specifies the voting, dividend, conversion and other rights of such stock where the terms of the preferred stock
appear reasonable.

However, we frequently oppose proposals requesting authorization of a class of preferred stock with unspecified voting, conversion, dividend distribution and other rights ("blank check" preferred stock) because they may serve as a transfer of authority from shareholders to the board and a possible entrenchment device. We generally view the board's discretion to establish voting rights on a when-issued basis as a potential anti-takeover device, as it affords the board the ability to place a block of stock with an investor sympathetic to management, thereby foiling a takeover bid without a shareholder vote. Nonetheless, where the company appears to have a legitimate financing motive for requesting blank check authority, has committed publicly that blank check preferred shares will not be used for anti-takeover purposes, has a history of using blank check preferred stock for financings, or has blank check preferred stock previously outstanding such that an increase would not necessarily provide further anti-takeover protection but may provide greater financing flexibility, we may support the proposal.

Poison pill plans
Also known as Shareholder Rights Plans, these plans generally involve issuance of call options to purchase securities in a target firm on favorable terms. The options are exercisable only under certain circumstances, usually accumulation of a specified percentage of shares in a relevant company or launch of a hostile tender offer. These plans are often adopted by the board without being subject to shareholder vote.

                                                                              35

Poison pill proposals generally appear on the proxy as shareholder proposals requesting that existing plans be put to a vote. This vote is typically advisory and therefore non-binding. We generally vote in favor of shareholder proposals to rescind poison pills.

Where a poison pill is put to a shareholder vote, our policy is to examine these plans individually. Although we oppose most plans, we may support plans that include a reasonable 'qualifying offer clause.' Such clauses typically require shareholder ratification of the pill, and stipulate a sunset provision whereby the pill expires unless it is renewed. These clauses also tend to specify that an all cash bid for all shares that includes a fairness opinion and evidence of financing does not trigger the pill, but forces either a special meeting at which the offer is put to a shareholder vote, or the board to seek the written consent of shareholders where shareholders could rescind the pill in their discretion. We may also support a pill where it is the only effective method for protecting tax or other economic benefits that may be associated with limiting the ownership changes of
individual shareholders.

Stock splits and reverse stock splits
We generally support stock splits that are not likely to negatively affect the ability to trade shares or the economic value of a share. We generally support reverse splits that are designed to avoid delisting or to facilitate trading in the stock, where the reverse split will not have a negative impact on share value (e.g. one class is reduced while others remain at pre-split levels). In the event of a proposal to reverse split that would not also proportionately reduce the company's authorized stock, we apply the same analysis we would use for a proposal to increase authorized stock.

Remuneration and benefits
We note that there are management and shareholder proposals related to executive compensation that appear on corporate ballots. We generally vote on these proposals as described below, except that we typically oppose shareholder proposals on issues where the company already has a reasonable policy in place that we believe is sufficient to address the issue. We may also oppose a shareholder proposal regarding executive compensation if the company's history suggests that the issue raised is not likely to present a problem for that company.

Adopt advisory resolutions on compensation committee reports
BlackRock generally opposes these proposals, put forth by shareholders, which ask companies to adopt advisory resolutions on compensation committee reports
(otherwise known as "Say-on-Pay"). We believe that compensation committees are in the best position to make compensation decisions and should maintain significant flexibility in administering compensation programs, given their knowledge of the wealth profiles of the executives they seek to incentivize, the appropriate performance measures for the company, and other issues internal and/or unique to the company. In our view, shareholders have a sufficient and much more powerful "say-on-pay" today in the form of director elections, in particular with regards to members of the compensation committee.

Advisory resolutions on compensation committee reports
In cases where there is an advisory vote on compensation put forth by management, BlackRock will respond to the proposal as informed by our evaluation of compensation practices at that particular company, and in a manner that appropriately addresses the specific question posed to shareholders. On the question of support or opposition to executive pay practices our vote is likely to correspond with our vote on the directors who are compensation committee members responsible for making compensation decisions. Generally we believe these matters are best left to the compensation committee of the board and that shareholders should not dictate the terms of executive compensation. Our preferred approach to managing pay-for-performance disconnects is via a withhold vote for the compensation committee.

Claw back proposals
Claw back proposals are generally shareholder sponsored and seek recoupment of bonuses paid to senior executives if those bonuses were based on financial results that are later restated. We generally favor recoupment from any senior executive whose compensation was based on faulty financial reporting, regardless of that particular executive's role in the faulty reporting. We typically support these proposals unless the company already has a robust claw back policy that sufficiently addresses our concerns.

Employee stock purchase plans
An employee stock purchase plan ("ESPP") gives the issuer's employees the opportunity to purchase stock in the issuer, typically at a discount to market value. We believe these plans can provide performance incentives and help align employees' interests with those of shareholders. The most common form of ESPP qualifies for favorable tax treatment under Section 423 of the Internal Revenue
Code. Section 423 plans must permit all full-time employees to participate, carry restrictions on the maximum number of shares that can be purchased, carry an exercise price of at least 85 percent of fair market value on grant date with offering periods of 27 months or less, and be approved by shareholders. We will typically support qualified ESPP proposals.

Equity compensation plans
BlackRock supports equity plans that align the economic interests of directors, managers and other employees with those of shareholders. Our evaluation of equity compensation plans in a post-expensing environment is based on a company's executive pay and performance relative to peers and whether the plan plays a significant role in a pay-for-performance disconnect. We generally oppose plans that contain "evergreen" provisions allowing for the ongoing increase of shares reserved without shareholder approval. We also generally oppose plans that allow for repricing without shareholder approval. Finally, we may oppose plans where we believe that the company is aggressively accounting for the equity delivered through their stock plans.

Golden parachutes
Golden parachutes provide for compensation to management in the event of a change in control. We generally view this as encouragement to management to consider proposals that might be beneficial to shareholders. We normally support golden parachutes put to shareholder vote unless there is clear evidence of excess or abuse.

We may also support shareholder proposals requesting that implementation of such arrangements require shareholder approval. In particular, we generally support proposals requiring shareholder approval of plans that exceed 2.99 times an executive's
current compensation.

Option exchanges
BlackRock may support a request to exchange underwater options under the following circumstances: the company has experienced significant stock price decline as a result of macroeconomic trends, not individual company performance; directors and executive officers are excluded; the exchange is value neutral or value creative to shareholders; and there is clear evidence that absent repricing the company will suffer serious employee incentive or retention and recruiting problems.

Pay-for-performance plans
In order for executive compensation exceeding $1 million to qualify for federal tax deductions, the Omnibus Budget Reconciliation Act (OBRA) requires companies to link that compensation, for the Company's top five executives, to disclosed performance goals and submit the plans for shareholder approval. The law further requires that a compensation committee comprised solely of outside directors administer these plans. Because the primary objective of these proposals is to preserve the deductibility of such compensation, we generally favor approval in order to preserve net income.

Pay-for-superior-performance
These are typically shareholder proposals requesting that compensation committees adopt policies under which a portion of equity compensation requires the achievement of performance goals as a prerequisite to vesting. We generally believe these matters are best left to the compensation committee of the board and that shareholders should not set executive compensation or dictate the terms thereof. We may support these proposals if we have a substantial concern regarding the company's compensation practices over a significant period of time, the proposals are not overly prescriptive, and we believe the proposed approach is likely to lead to substantial improvement. However, our preferred approach to managing pay-for-performance disconnects is via a withhold vote for the compensation committee.

Supplemental executive retirement plans
BlackRock may support shareholder proposals requesting to put extraordinary benefits contained in Supplemental Executive Retirement Plans ("SERP")
agreements to a shareholder vote unless the company's executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Social, ethical and environmental issues
See Global Corporate Governance and Engagement Principles.

General corporate governance matters
Adjourn meeting to solicit additional votes
We generally support such proposals when the agenda contains items that we judge to be in shareholders' best long-term economic interests.

Bundled proposals
We believe that shareholders should have the opportunity to review substantial governance changes individually without having to accept bundled proposals.
Where several measures are grouped into one proposal, BlackRock may reject certain positive changes when linked with proposals that generally contradict or impede the rights and economic interests of shareholders. The decision to support or oppose bundled proposals requires a balancing of the overall benefits and drawbacks of each element of the proposal.

Change name of corporation
We typically defer to management with respect to appropriate corporate names.

Confidential voting
Shareholders most often propose confidential voting as a means of eliminating undue management pressure on shareholders regarding their vote on proxy issues.
We generally support proposals to allow confidential voting. However, we will usually support suspension of confidential voting during proxy contests where dissidents have access to vote information and management may face an unfair disadvantage.

Other business
We oppose giving companies our proxy to vote on matters where we are not given the opportunity to review and understand those measures and carry out an appropriate level of shareholder oversight.

                                                                              37

Reincorporation
Proposals to reincorporate from one state or country to another are most frequently motivated by considerations of anti-takeover protections or cost savings. Where cost savings are the sole issue, we will typically favor reincorporating. In all instances, we will evaluate the changes to shareholder protection under the new charter/articles/by-laws to assess whether the move increases or decreases shareholder protections. Where we find that shareholder protections are diminished, we will support reincorporation if we determine that the overall benefits outweigh the diminished rights.

Shareholders' right to call a special meeting or act by written consent
In exceptional circumstances and with sufficiently broad support, shareholders should have the opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting. We therefore believe that shareholders should have the right to call a special meeting or to solicit votes by written consent in cases where a reasonably high proportion of shareholders (typically a minimum of 15%) are required to agree to such a meeting/consent before it is called, in order to avoid misuse of this right and waste corporate resources in addressing narrowly supported interests. However, we may oppose this right in cases where the provision is structured for the benefit of a dominant shareholder to the exclusion of others.

Simple majority voting
We generally favor a simple majority voting requirement to pass proposals.
Therefore we will support the reduction or the elimination of supermajority voting requirements to the extent that we determine shareholders' ability to protect their economic interests is improved. Nonetheless, in situations where there is a substantial or dominant shareholder, supermajority voting may be protective of public shareholder interests and we may therefore support supermajority requirements in those situations.

Stakeholder provisions
Stakeholder provisions introduce the concept that the board may consider the interests of constituencies other than shareholders when making corporate decisions. Stakeholder interests vary widely and are not necessarily consistent with the best long-term economic interests of all shareholders, whose capital is at risk in the ownership of a public company. We believe the board's fiduciary obligation is to ensure management is employing this capital in the most efficient manner so as to maximize shareholder value, and we oppose any provision that suggests the board should do otherwise.

Delaware Management Company

If and when proxies need to be voted on behalf of the Funds, the Delaware
Management Company (the sub-adviser) will vote such proxies pursuant to its
Proxy Voting Policies and Procedures (the "Procedures"). The sub-adviser has established a Proxy Voting Committee (the "Committee") which is responsible for overseeing the Adviser's proxy voting process for the Funds. One of the main responsibilities of the Committee is to review and approve the Procedures to ensure that the Procedures are designed to allow the sub-adviser to vote proxies in a manner consistent with the goal of voting in the best interests of the Funds.

In order to facilitate the actual process of voting proxies, the Adviser has contracted with Institutional Shareholder Services ("ISS"), a Delaware corporation and wholly owned subsidiary of RiskMetrics Group ("RiskMetrics") to analyze proxy statements on behalf of the Funds and other Adviser clients and vote proxies generally in accordance with the Procedures. The Committee is responsible for overseeing ISS/Risk Metrics proxy voting activities. If a proxy has been voted for the Funds, ISS/Risk Metrics will create a record of the vote.

The Procedures contain a general guideline that recommendations of company management on an issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. However, the
Adviser will normally vote against management's position when it runs counter to its specific Proxy Voting Guidelines (the "Guidelines"), and the Adviser
will also vote against management's recommendation when it believes that such position is not in the best interests of the Funds.

As stated above, the Procedures also list specific Guidelines on how to vote proxies on behalf of the Funds. Some examples of the Guidelines are as follows:
(i) generally vote for shareholder proposals asking that a majority or more of directors be independent; (ii) generally vote against proposals to require a supermajority shareholder vote; (iii) votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value; (iv) generally vote against proposals at companies with more than one class of common stock to increase the number of authorized shares of the class that has superior voting rights; (v) generally vote re-incorporation proposals on a case-by-case bases; (vi) votes with respect to equity-based compensation plans are generally determined on a case-by-case basis; and (vii) generally vote for proposals requesting reports on the level of greenhouse gas emissions from a company's operations and products.

The Adviser has a section in its Procedures that addresses the possibility of conflicts of interest. Most proxies which the Adviser receives on behalf of the
Funds are voted by ISS/Risk Metrics in accordance with the Procedures. Because almost all Fund proxies are voted by ISS/Risk Metrics pursuant to the pre-determined Procedures, it normally will not be necessary for the Adviser to make an actual determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for the Adviser during the proxy voting process. In the very limited instances where the Adviser is considering voting a proxy contrary to ISS/Risk Metrics' recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving the Adviser or affiliated persons of the Adviser. If a member of the Committee has actual knowledge of a conflict of interest, the Committee will normally use another independent third party to do additional research on the particular proxy issue in order to make a recommendation to the

Committee on how to vote the proxy in the best interests of the Funds. The
Committee will then review the proxy voting materials and recommendation provided by ISS/Risk Metrics and the independent third party to determine how to vote the issue in a manner which the Committee believes is consistent with the Procedures and in the best interests of the Funds.

J.P. Morgan Investment Management, Inc.

PROXY VOTING PROCEDURES AND GUIDELINES

JPMorgan and its affiliated advisers are part of a global asset management organization with the capability to invest in securities of issuers located around the globe. JPMorgan may be granted by its clients the authority to vote the proxies of the securities held in client portfolios. To ensure that the proxies are voted in the best interests of its clients, JPMorgan has adopted detailed proxy voting procedures ("Procedures") that incorporate detailed proxy guidelines ("Guidelines") for voting proxies on specific types of issues.
Because the regulatory framework and the business cultures and practices vary from region to region, the Guidelines are customized for each region to take into account such variations. Separate Guidelines cover the regions of (1)
North America, (2) Europe, Middle East, Africa, Central America and South
America, (3) Asia (ex-Japan) and (4) Japan, respectively.

Notwithstanding the variations among the Guidelines, all of the Guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. As a general rule, in voting proxies of a particular security, JPMorgan and its affiliated advisers will apply the
Guidelines of the region in which the issuer of such security is organized.
Except as noted below, proxy voting decisions will be made in accordance with the Guidelines covering a multitude of both routine and non-routine matters that JPMorgan and its affiliated advisers have encountered globally, based on many years of collective investment management experience.

To oversee and monitor the proxy-voting process, JPMorgan has established a proxy committee and appointed a proxy administrator in each global location where proxies are voted. The primary function of each proxy committee is to review periodically general proxy-voting matters, review and approve the
Guidelines annually, and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues. The procedures permit an independent voting service, currently Institutional Shareholder
Services, Inc. ("ISS") in the U.S., to perform certain services otherwise carried out or coordinated by the proxy administrator.

Although for many matters the Guidelines specify the votes to be cast, for many others, the Guidelines contemplate case-by-case determinations. In addition, there will undoubtedly be proxy matters that are not contemplated by the
Guidelines. For both of these categories of matters and to override the
Guidelines, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest (between the Fund on the one hand, and the Fund's investment adviser, principal underwriter or an affiliate of any of the foregoing, on the other hand) and ensure that the proxy vote is cast in the best interests of the Fund. When a potential material conflict of interest has been identified, the proxy administrator and a subgroup of proxy committee members (composed of a member from the Investment Department and one or more members from the Legal, Compliance, Operations or Risk Management Departments)
will evaluate the potential conflict of interest and determine whether such conflict actually exists, and if so, will recommend how the Adviser will vote the proxy. In addressing any material conflict, JPMorgan may take one or more of the following measures (or other appropriate action): removing or "walling off" from the proxy voting process certain JPMorgan personnel with knowledge of the conflict, voting in accordance with any applicable Guideline if the application of the Guideline would objectively result in the casting of a proxy vote in a predetermined manner, or deferring the vote to ISS, which will vote in accordance with its own recommendation.

The following summarizes some of the more noteworthy types of proxy voting policies of the non-U.S. Guidelines:
 o Corporate governance procedures differ among the countries. Because of time constraints and local customs, it is not always possible for JPMorgan to receive and review all proxy materials in connection with each item submitted for a vote. Many proxy statements are in foreign languages. Proxy materials are generally mailed by the issuer to the sub-custodian which holds the securities for the client in the country where the portfolio company is organized, and there may not be sufficient time for such materials to be transmitted to JPMorgan in time for a vote to be cast. In some countries, proxy statements are not mailed at all, and in some locations, the deadline for voting is two to four days after the initial announcement that a vote is to be solicited. JPMorgan also considers the cost of voting in light of the expected benefit of the vote.
 o Where proxy issues concern corporate governance, takeover defense measures, compensation plans, capital structure changes and so forth, JPMorgan pays particular attention to management's arguments for promoting the prospective change. JPMorgan's sole criterion in determining its voting stance is whether such changes will be to the economic benefit of the beneficial owners of the shares.
 o JPMorgan is in favor of a unitary board structure of the type found in the
   United Kingdom as opposed to tiered board structures. Thus, JPMorgan will generally vote to encourage the gradual phasing out of tiered board structures, in favor of unitary boards. However, since tiered boards are still very prevalent in markets outside of the United Kingdom, local market practice will always be taken into account.
 o JPMorgan will use its voting powers to encourage appropriate levels of board independence, taking into account local market practice.

                                                                              39

 o JPMorgan will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the board must be held accountable.
 o JPMorgan will vote in favor of increases in capital which enhance a company's long-term prospects. JPMorgan will also vote in favor of the partial suspension of preemptive rights if they are for purely technical reasons (e.g., rights offers which may not be legally offered to shareholders in certain jurisdictions). However, JPMorgan will vote against increases in capital which would allow the company to adopt "poison pill"
   takeover defense tactics, or where the increase in authorized capital would dilute shareholder value in the long term.
 o JPMorgan will vote in favor of proposals which will enhance a company's long-term prospects. JPMorgan will vote against an increase in bank borrowing powers which would result in the company reaching an unacceptable level of financial leverage, where such borrowing is expressly intended as part of a takeover defense, or where there is a material reduction in shareholder value.
 o JPMorgan reviews shareholder rights plans and poison pill proposals on a case-by-case basis; however, JPMorgan will generally vote against such proposals and vote for revoking existing plans.
 o Where social or environmental issues are the subject of a proxy vote,
   JPMorgan will consider the issue on a case-by-case basis, keeping in mind at all times the best economic interests of its clients.
 o With respect to Asia, for routine proxies (e.g., in respect of voting at the
   Annual General Meeting of Shareholders) JPMorgan's position is to neither vote in favor or against. For Extraordinary General Meetings of
   Shareholders, however, where specific issues are put to a shareholder vote, these issues are analyzed by the respective country specialist concerned. A decision is then made based on his or her judgment.

The following summarizes some of the more noteworthy types of proxy voting policies of the U.S. Guidelines:
 o JPMorgan considers votes on director nominees on a case-by-case basis. Votes generally will be withheld from directors who: (a) attend less than 75% of board and committee meetings without a valid excuse; (b) implement or renew a dead-hand poison pill; (c) are affiliated directors who serve on audit, compensation or nominating committees or are affiliated directors and the full board serves on such committees or the company does not have such committees; or (d) ignore a shareholder proposal that is approved for two consecutive years by a majority of either the shares outstanding or the votes cast.
 o JPMorgan votes proposals to classify boards on a case-by-case basis, but will vote in favor of such proposal if the issuer's governing documents contain each of eight enumerated safeguards (for example, a majority of the board is composed of independent directors and the nominating committee is composed solely of such directors).
 o JPMorgan also considers management poison pill proposals on a case-by-case basis, looking for shareholder-friendly provisions before voting in favor.
 o JPMorgan votes against proposals for a super-majority vote to approve a merger.
 o JPMorgan considers proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis, taking into account the extent of dilution and whether the transaction will result in a change in control.
 o JPMorgan votes proposals on a stock option plan based primarily on a detailed, quantitative analysis that takes into account factors such as estimated dilution to shareholders' equity and dilution to voting power.
   JPMorgan generally considers other management compensation proposals on a case-by-case basis.
 o JPMorgan also considers on a case-by-case basis proposals to change an issuer's state of incorporation, mergers and acquisitions and other corporate restructuring proposals and certain social and environmental issue proposals.

APPENDIX C

Compensation Structures and Methodologies of Portfolio Managers
The following describes the structure of, and the method(s) used to determine the different types of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements) for each portfolio manager as of the funds' fiscal year ended December 31, 2010:

BlackRock Financial Management, Inc. ("BlackRock") (LVIP BlackRock Inflation
Protected Bond Fund)

COMPENSATION STRUCTURE

BlackRock's financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based
discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its
Long-Term Retention and Incentive Plan.

Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within BlackRock may receive additional compensation for serving in these other capacities.

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager's group within BlackRock, the investment performance, including risk-adjusted returns, of the firm's assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual's seniority, role within the portfolio management team, teamwork and contribution to the overall performance of these portfolios and BlackRock. In most cases, including for the portfolio managers of the Fund, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. BlackRock's Chief
Investment Officers determine the benchmarks against which the performance of funds and other accounts managed by each portfolio manager is compared and the period of time over which performance is evaluated. With respect to the portfolio managers, such benchmarks for the Fund include a combination of market-based indices (e.g., Barclays Capital U.S. Aggregate Index, Barclays
Capital Intermediate Government/Credit Index, Barclays Global Real: U.S. Tips
Index), certain customized indices and certain fund industry peer groups.

BlackRock's Chief Investment Officers make a subjective determination with respect to the portfolio managers' compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks noted above. Performance is measured on both a pre-tax and after-tax basis over various time periods including 1, 3, 5 and 10-year periods, as applicable.

Distribution of Discretionary Incentive Compensation

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock, Inc. restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year "at risk" based on BlackRock's ability to sustain and improve its performance over future periods.

From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in
BlackRock, Inc. common stock. Mr. Weinstein has received awards under the LTIP.

Deferred Compensation Program - A portion of the compensation paid to eligible
BlackRock employees may be voluntarily deferred into an account that tracks the performance of certain of the firm's investment products. Each participant in the deferred compensation program is permitted to allocate his deferred amounts among the various investment options. Mr. Weinstein has participated in the deferred compensation program.

Other compensation benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans - BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the
BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation. The RSP offers a range of investment options, including registered investment companies managed by the firm. BlackRock contributions

                                                                              41

follow the investment direction set by participants for their own contributions or, absent employee investment direction, are invested into a balanced portfolio. The ESPP allows for investment in BlackRock common stock at a 5%
discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000. Each portfolio manager is eligible to participate in these plans.

Compensation structure for management of the LVIP Diversified Floating Rate
Fund:

Compensation Structure

Each portfolio manager's compensation consists of the following:

Base Salary. Each named portfolio manager receives a fixed base salary.
Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.

Bonus. Due to transitioning of responsibilities of the Manager's fixed income managers over the past year, some of the portfolio managers' bonuses may have been guaranteed for the past year. It is anticipated that going forward an objective component will be added to the bonus for each manager that is reflective of account performance relative to an appropriate peer group or database.

The following describes the structure of the non-guaranteed bonus: Each portfolio manager is eligible to receive an annual cash bonus, which is based on quantitative and qualitative factors. There is one pool for bonus payments for the fixed income department. The amount of the pool for bonus payments is determined by assets managed (including investment companies, insurance product-related accounts and other separate accounts), management fees and related expenses (including fund waiver expenses) for registered investment companies, pooled vehicles, and managed separate accounts. Generally, 60%-75%
of the bonus is quantitatively determined. For more senior portfolio managers, a higher percentage of the bonus is quantitatively determined. For investment companies, each manager is compensated according a Fund's Lipper or Morningstar peer group percentile ranking on a one-year, three-year, and five-year basis, with longer-term performance more heavily weighted. For managed separate accounts the portfolio managers are compensated according to the composite percentile ranking against the Frank Russell and Callan Associates databases
(or similar sources of relative performance data) on a one-year, three-year, and five-year basis, with longer term performance more heavily weighted. There is no objective award for a fund that falls below the 50th percentile, but incentives reach maximum potential at the 25th-30th percentile. There is a sliding scale for investment companies that are ranked above the 50th percentile. The remaining 25%-40% portion of the bonus is discretionary as determined by the Manager and takes into account subjective factors.

For new and recently transitioned portfolio managers, the compensation may be weighted more heavily towards a portfolio manager's actual contribution and ability to influence performance, rather than longer-term performance.
Management intends to move the compensation structure towards longer-term performance for these portfolio managers over time.

Incentive Plan/Equity Compensation Plan-Portfolio managers may be awarded options, stock appreciation rights, restricted stock awards, restricted stock units, deferred stock units, and performance awards (collectively, "Awards")
relating to the underlying shares of common stock of Delaware Investments U.S.,
Inc. pursuant to the terms of the Delaware Investments U.S., Inc. 2009
Incentive Compensation Plan (the "Plan") established on March 24, 2009. Since the establishment of the Plan, Awards are no longer granted under the Amended and Restated Delaware Investments U.S., Inc. Incentive Compensation Plan
effective December 26, 2008, which was established in 2001.

The Plan was established in order to: assist the Manager in attracting, retaining, and rewarding key employees of the company; enable such employees to acquire or increase an equity interest in the company in order to align the interest of such employees and the Manager; and provide such employees with incentives to expend their maximum efforts. Subject to the terms of the Plan and applicable award agreements, Awards typically vest in 25% increments on a four-year schedule, and shares of common stock underlying the Awards are issued after vesting. Shares issued typically must be held for six months and one day, after which time the stockholder may put them back to the company, subject to any applicable holding requirements. The fair market value of the shares of
Delaware Investments U.S., Inc., is normally determined as of each March 31,
June 30, September 30, and December 31. The fair market value of shares of common stock underlying Awards granted on or after December 26, 2008 is determined by an independent appraiser utilizing an appraisal valuation methodology in compliance with Section 409A of the Internal Revenue Code and the regulations promulgated thereunder.

Other Compensation: Portfolio managers may also participate in benefit plans and programs available generally to all employees.

J.P. Morgan Investment Management, Inc. ("J.P. Morgan") (LVIP J.P. Morgan High
Yield Fund)

COMPENSATION STRUCTURE

J.P. Morgan Investment Management Inc. (JP Morgan)'s Portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and may include mandatory notional investments (as described below) in selected mutual funds advised by
JP Morgan. These elements reflect individual performance and the performance of
JP Morgan's business as a whole.

Each portfolio manager's performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager's performance with respect to the mutual funds he or she manages, the funds' pre-tax performance is compared to the appropriate market peer group and to each fund's benchmark index listed in the fund's prospectus over one, three and five year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long term.

Awards of restricted stock are granted as part of an employee's annual performance bonus and comprise from 0% to 40% of a portfolio manager's total bonus. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Up to 50% of the restricted stock portion of a portfolio manager's bonus may instead be subject to a mandatory notional investment in selected mutual funds advised by JP
Morgan or its affiliates. When these awards vest over time, the portfolio manager receives cash equal to the market value of the notional investment in the selected mutual funds.

                                                                              43

                           PART C - OTHER INFORMATION

Item 28 - Exhibits

(a) Agreement and Declaration of Trust of Lincoln Variable Insurance Products
     Trust incorporated herein by reference to Post-Effective Amendment No. 13
(File No. 33-70742) filed on April 4, 2003.

(b) By-Laws of Lincoln Variable Insurance Products Trust, as amended, incorporated herein by reference to Post-Effective Amendment No. 66 (File
    No. 33-70742) filed on December 1, 2009.

(c) 1. By-Laws of Lincoln Variable Insurance Products Trust, as amended,
       Articles II, VII and VIII incorporated herein by reference to
       Post-Effective Amendment No. 66 (File No. 33-70742) filed on December 1,
       2009.

   2. Agreement and Declaration of Trust of Lincoln Variable Insurance
    Products Trust, Articles III, V, and VI incorporated herein by reference to Post-Effective Amendment No. 13 (File No. 33-70742) filed on April 4,
    2003.

(d) 1. Investment Management Agreement dated April 30, 2007, as amended, between Lincoln Variable Insurance Products Trust and Lincoln Investment
       Advisors Corporation incorporated herein by reference to Post-Effective
       Amendment No. 98 (File No. 33-70742) filed on April 6, 2011.

   2. Sub-Advisory Agreement dated April 30, 2010 between Lincoln Investment
    Advisors Corporation and BlackRock Financial Management, Inc. (LVIP
    BlackRock Inflation Protected Bond Fund) incoporated herein by reference to Post-Effective Amendment No. 83 (File No. 33-70742) filed on April 19,
    2010.

   3. Sub-Advisory Agreement dated May 1, 2010 between Lincoln Investment
    Advisors Corporation and Delaware Management Company (LVIP Delaware
    Diversified Floating Rate Fund) incoporated herein by reference to
    Post-Effective Amendment No. 83 (File No. 33-70742) filed on April 19,
    2010.

   4. Sub-Advisory Agreement dated April 30, 2010 between Lincoln Investment
    Advisors Corporation and Wellington J.P. Morgan Investment Management,
    Inc. (LVIP J.P. Morgan High Yield Fund) incoporated herein by reference to
    Post-Effective Amendment No. 83 (File No. 33-70742) filed on April 19,
    2010.

(e) Principal Underwriting Agreement dated June 1, 2007, as amended, between
    Lincoln Variable Insurance Products Trust and Lincoln Financial
    Distributors, Inc. incorporated herein by reference to Post-Effective
    Amendment No. 59 (File No. 33-70742) filed on March 20, 2009.

(f) N/A

(g) Mutual Fund Custody and Services Agreement dated August 31, 2007, as amended, by and between Lincoln Variable Insurance Products Trust and
    Mellon Bank, N.A. incorporated herein by reference to Post-Effective amendment No. 59 (File No. 33-70742) filed on March 20, 2009.

(h) 1. Fund Accounting and Financial Administration Services Agreement dated
       October 1, 2007, as amended, between Lincoln Variable Insurance Products
       Trust and Mellon Bank, N.A. incorporated herein by reference to
       Post-Effective Amendment No. 50 (File No. 33-70742) Filed on March 20,
       2009.

   2. a. Fund Participation Agreement dated May 1, 2003, as amended, between
      The Lincoln National Life Insurance Company and Lincoln Variable
      Insurance Products Trust incorporated herein by reference to
      Post-Effective Amendment 21 File No. 333-68842) filed on Form N-14 on
     April 3, 2009.

     b. Amendment effective April 29, 2011 to Fund Participation Agreement
       (Lincoln Life) incorporated herein by reference to Post-Effective
       Amendment No. 98 (File No. 33-70742) filed on April 6, 2011.

   3. a. Fund Participation Agreement dated May 1, 2003, as amended, between
      Lincoln Life & Annuity Company of New York and Lincoln Variable Insurance
      Products Trust Post-Effective Amendment No. 6 (333-145531) on Form N-4 on
      April 9, 2009.

     b. Amendment effective April 29, 2011 to Fund Participation Agreement
       (Lincoln Life) incorporated herein by reference to Post-Effective
       Amendment No. 98 (File No. 33-70742) filed on April 6, 2011.

   4. Administration Agreement dated January 1, 2011, as amended, between
    Lincoln Variable Insurance Products Trust and The Lincoln National Life
    Insurance Company incorporated herein by reference to Post-Effective
    Amendment No. 98 (File No. 33-70742) filed on April 6, 2011.

   5. Expense Limitation Agreement dated April 30, 2010 between The Lincoln
    National Life Insurance Company and Lincoln Variable Insurance Products
    Trust (LVIP BlackRock Inflation Protected Bond Fund, LVIP Delaware
    Diversified Floating Rate Fund, LVIP J.P. Morgan High Yield Fund)
    incoporated herein by reference to Post-Effective Amendment No. 83 (File
    No. 33-70742) filed on April 19, 2010.

   (i) a. Opinion of Counsel dated April 4, 2003 regarding issuance of shares incorporated herein by reference to Post-Effective Amendment No. 19
       (File No. 33-70742) filed on April 5, 2006.

     b. Opinion of Counsel dated April 27, 2007 regarding issuance of shares incorporated herein by reference to Post-Effective Amendment No. 41
       (File No. 33-70742) filed on April 15, 2008.

(j) Consent of Independent Registered Public Accounting Firm filed herein as
        Exhibit 28(j).

(k) N/A

(l) N/A

(m) 1. Service Class Distribution and Service Plan incorporated herein by reference to Post-Effective Amendment No. 98 (File No. 33-70742) filed on April 6, 2011.

   2. Distribution Services Agreement dated May 1, 2008, as amended, between
    Lincoln Variable Insurance Products Trust and Lincoln Financial
    Distributors, Inc. incorporated herein by reference to Post-Effective
    Amendment No. 98 (File No. 33-70742) filed on April 6, 2011.

(n) Multiple Class Plan dated April 29, 2011 incorporated herein by reference to Post-Effective Amendment No. 98 (File No. 33-70742) filed on April 6,
    2011.

(o) N/A

(p) 1. Code of Ethics dated December 7, 2010 for Lincoln Variable Insurance
       Products Trust and Lincoln Investment Advisors Corporation dated incorporated herein by reference to Post-Effective Amendment No. 93
       (File No. 33-70742) filed on January 19, 2011.

   2. Code of Ethics for Lincoln Financial Distributors, Inc. effective August
    2007 incorporated herein by reference to Post-Effective Amendment No. 42
    (File No 33-70742) filed on April 18, 2008.

   3. Code of Ethics for BlackRock Financial Management, Inc. (LVIP BlackRock
    Inflation Protected Bond Fund) incorporated herein by reference to
    Post-Effective Amendment No. 69 (File No. 33-70742) filed on January 20,
    2010.

   4. Code of Ethics for Delaware Investments (LVIP Delaware Bond, LVIP
    Delaware Growth and Income, LVIP Money Market, LVIP Delaware Diversified
    Floating Rate Fund) incorporated herein by reference to Post-Effective
    Amendment No. 51 (File No. 33-70742) filed on December 22, 2008.

   5. Code of Ethics for J.P. Morgan Investment Management, Inc. (LVIP J.P.
    Morgan High Yield Fund) incorporated herein by reference to Post-Effective
    Amendment No. 69 (File No. 33-70742) filed on January 20, 2010.

(q) Power of Attorney dated March 8, 2010 incorporated herein by reference to
    Post-Effective Amendment No. 80 (File No. 33-70742) filed on April 15,
    2010.

(r) Organizational Chart of Lincoln National Insurance Holding Company System
    incorporated incorporated herein by reference to Post-Effective Amendment
    No. 11 filed on Form N-4 (File No. 333-145531) filed on August 26, 2010.

Item 29. Persons Controlled by or Under Common Control with Registrant

     A diagram of all persons under common control with the Registrant is filed as Exhibit 28(r) to this Registration Statement.

   See also "Purchase and Sale of Fund Shares" in the Prospectus disclosure forming Part A of this Registration Statement and "Control Persons and
   Principal Holders of Securities" in the Statement of Additional Information
   disclosure forming Part B of this Registration Statement. As of the date of this Post-Effective Amendment, the shareholders of the Trust are The
   Lincoln National Life Insurance Company for its Variable Annuity Accounts
   L, N, and Q; and for its Flexible Premium Variable Life Accounts M, R, and
   S; and Lincoln Life & Annuity Company of New York for its Variable Annuity
   Accounts C, L, and N; and for its Flexible Premium Variable Life Accounts
   M, R, and S; and certain non-registered separate accounts of The Lincoln
   National Life Insurance Company and Lincoln Life & Annuity Company of New
   York. Certain "fund of funds" of the Trust may also invest in other of the
   Trust's series of funds.

     No persons are controlled by the Registrant.

Item 30. Indemnification

   As permitted by Sections 17(h) and 17(i) of the Investment Company Act of
   1940 and pursuant to Article VI of the Trust's By-Laws [Exhibit 28(b) to
   the Registration Statement], officers, trustees, employees and agents of the Registrant will not be liable to the Registrant, any stockholder, officer, director, trustee, employee, agent or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with the Registrant, subject to the same exceptions. Subject to the standards set forth in the governing instrument of the Trust, Section 3817 of Title 12, Part V, Chapter 38, of
   the Delaware Code permits indemnification of trustees or other persons from and against all claims and demands.

                                      B-2

   Insofar as indemnification for liabilities arising under the Securities Act of 1933 (1933 Act) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the
   Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

   The Registrant will purchase an insurance policy insuring its officers, trustees and directors against liabilities, and certain costs of defending claims against such officers and directors, to the extent such officers and directors are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy will also insure the
   Registrant against the cost of indemnification payments to officers and trustees under certain circumstances.

   Section 9 of the Investment Management Agreement [Exhibit 28(d)(1) to the
   Registration Statement] limits the liability of Lincoln Investment Advisors
   Corporation (LIAC or the "Adviser") to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of its respective duties or from reckless disregard by LIAC of its respective obligations and duties under the agreement. Certain other agreements to which the Lincoln Variable Insurance Products Trust is a party also contain indemnification provisions.

   The Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretations of Sections 17(h) and 17(i) of such Act remain in effect and are consistently applied.

Item 31. Business and Other Connections of Investment Adviser

   Information pertaining to any business and other connections of
   Registrant's Adviser, LIAC, is hereby incorporated by reference from the sections captioned "Investment Adviser and Sub-Advisers" in the Prospectus
   and Statement of Additional Information (SAI) disclosures forming Parts A and B, respectively, of this Registration Statement, and Item 7 of Part II of LIAC's Form ADV filed separately with the Securities and Exchange
   Commission.

   Information regarding any business and other connections of the
   Registrant's sub-advisers (collectively, the "Sub-Advisers"): Delaware
   Management Company, BlackRock Financial Management, Inc., and J.P. Morgan
   Investment Management Inc. is incorporated by reference from the sections captioned "Investment Adviser and Sub-Advisers" of the Prospectus and SAI
   disclosures forming Parts A and B, respectively, of this Registration
   Statement and Item 7 of Part II of the Sub-Advisers' Forms ADV filed separately with the Securities and Exchange Commission.

   Information concerning the other businesses, professions, vocations, and employment of a substantial nature during the past two years of the directors and officers of the Adviser and Sub-Advisers is incorporated by reference to Schedules A and D of the Adviser's Form ADV and the respective
   Forms ADV for the Sub-Advisers.

Item 32. Principal Underwriters

   (a) Lincoln Financial Distributors, Inc. (LFD) currently serves as
      Principal Underwriter for Lincoln Variable Insurance Products Trust. LFD
      also serves as the Principal Underwriter for: Lincoln National Variable
      Annuity Account C; Lincoln Life Flexible Premium Variable Life Account D;
      Lincoln National Variable Annuity Account E; Lincoln Life Flexible
      Premium Variable Life Account F; Lincoln Life Flexible Premium Variable
      Life Account G; Lincoln National Variable Annuity Account H; Lincoln Life
      Flexible Premium Variable Life Account J; Lincoln Life Flexible Premium
      Variable Life Account K; Lincoln National Variable Annuity Account L;
      Lincoln Life Flexible Premium Variable Life Account M; Lincoln Life
      Variable Annuity Account N; Lincoln Life Variable Annuity Account Q;
      Lincoln Life Flexible Premium Variable Life Account R; Lincoln Life
      Flexible Premium Variable Life Account S; Lincoln Life Variable Annuity
      Account T; Lincoln Life Variable Annuity Account W; Lincoln Life Flexible
      Premium Variable Life Account Y; and Lincoln Life Flexible Premium
      Variable Life Account Z.

     Lincoln Financial Distributors, Inc. also serves as Principal Underwriter for: Lincoln National Variable Annuity Account L; Lincoln Life & Annuity
     Flexible Premium Variable Life Account M; LLANY Separate Account N for
     Variable Annuities; LLANY Account Q for Variable Annuities; LLANY Separate
     Account R for Flexible Premium Variable Life Insurance; and LLANY Separate
     Account S for Flexible Premium Variable Life Insurance.

     (b) Officers and Directors of Lincoln Financial Distributors, Inc.:

                                      B-3

Name                       Positions and Offices with Underwriter
------------------------   ------------------------------------------------
Wilford H. Fuller*         President, Chief Executive Officer and Director
Anant Bhalla*              Vice President and Treasurer
Patrick J. Caulfield**     Vice President and Chief Compliance Officer
Joel H. Schwartz*          Vice President and Director
Keith J. Ryan***           Vice President and Chief Financial Officer
Patricia A. Insley*        Vice President and Director
Thomas O'Neill*            Director and Chief OperationsOfficer
Linda E. Woodward***       Secretary

    * Principal Business address is Radnor Financial Center, 150 Radnor Chester
   Road, Radnor PA 19087

         ** Principal Business address is 350 Church Street, Hartford, CT 06103

     *** Principal Business address is 1300 South Clinton Street, Ft. Wayne, IN
46802

     (c) n/a

Item 33. Location of Accounts and Records

   All accounts, books, and other documents required to be maintained by
   Section 31(a) of the Investment Company Act of 1940 and the Rules
   promulgated thereunder are maintained by the investment adviser, Lincoln
   Investment Advisors Corporation, One Granite Place, Concord, New Hampshire,
   03301 and 1300 South Clinton Street, Fort Wayne, Indiana 46802; and
   sub-advisers Delaware Management Company, 2005 Market Street, Philadelphia,
   Pennsylvania 19103; BlackRock Financial Management, Inc., 40 East 52nd
   Street, New York, New York 10022; and J.P. Morgan Investment Management
   Inc., 245 Park Avenue, New York, New York 10167; the Trust's administrator,
   The Lincoln National Life Insurance Company, 1300 South Clinton Street,
   Fort Wayne, Indiana 46802; and the Trust's custodian, The Bank of New York
   Mellon, One Mellon Center, 500 Grant Street, Pittsburgh, Pennsylvania
   15258. Also, accounts, books, and other documents are maintained by The
   Bank of New York Mellon (the Trust's accounting services provider), 135
   Santilli Highway, Everett, Massachusetts 02149-1950.

Item 34. Management Services

     Not applicable.

Item 35. Undertakings

     Not applicable.

                                 SIGNATURE PAGE

Pursuant to the requirements of the Securities Act of 1933 and the Investment
Company Act of 1940, the Registrant has duly caused this Post-Effective
Amendment No. 102 to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Fort Wayne, and State of
Indiana on this 12th day of April, 2011.

      LINCOLN VARIABLE INSURANCE PRODUCTS TRUST
            LVIP BlackRock Inflation Protected Bond Fund
            LVIP Delaware Diversified Floating Rate Fund
            LVIP J.P. Morgan High Yield Fund
      By:   /s/ Daniel R. Hayes
            ------------------------------------
            Daniel R. Hayes
            President

Pursuant to the requirements of the Securities Act of 1933, this Registration
Statement has been signed below by the following persons in their capacities indicated on April 12, 2011.

                                      B-4

Signature                        Title
/s/ Daniel R. Hayes              Chairman of the Board, President and Trustee
------------------------------
                                 (Principal Executive Officer)
Daniel R. Hayes
------------------------------
* /s/ William P. Flory, Jr.      Chief Accounting Officer
------------------------------
                                 (Principal Accounting Officer and Principal Financial Officer)
William P. Flory, Jr.
*/s/ Michael D. Coughlin         Trustee
------------------------------
Michael D. Coughlin
*/s/ Nancy J. Frisby             Trustee
------------------------------
Nancy J. Frisby
*/s/ Elizabeth S. Hager          Trustee
------------------------------
Elizabeth S. Hager
*/s/ Gary D. Lemon               Trustee
------------------------------
Gary D. Lemon
*/s/ Thomas D. Rath              Trustee
------------------------------
Thomas D. Rath
*/s/ Kenneth G. Stella           Trustee
------------------------------
Kenneth G. Stella
*/s/ David H. Windley            Trustee
------------------------------
David H. Windley
*By: /s/ Cynthia A. Rose         Attorney-in-Fact
 ---------------------------
  Cynthia A. Rose

                                      B-5

EXHIBIT
INDEX
28(j)          Consent of Independent Registered Public Accounting Firm

865593/2                                          LVIP Foundation Funds
                                                LVIP Global Income Fund
                                                LVIP Fixed Income Funds
                                                LVIP SSgA Fund of Funds